United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8056
                                   ---------------------------------------------

                             MMA Praxis Mutual Funds
               (Exact name of registrant as specified in charter)

                         P.O. Box 483, Goshen, IN 46527
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Anthony Zacharski, Dechert LLP, 200 Clarendon Street, 27th Floor,
                                Boston, MA 02116
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (513) 878-4000
   ---------------------------------------------------------------------------

Date of fiscal year end:   12/31
                          --------

Date of reporting period: 12/31/08
                          --------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

                                        MMA Praxis
                                        Mutual Funds

                                        Annual Report
                                        for the year ending December 31, 2008



                                        Intermediate Income Fund
                                        Core Stock Fund
                                        Value Index Fund
                                        Growth Index Fund
                                        International Fund
                                        Small Cap Fund

[LOGO]
MMA(R)
------
Stewardship
Solutions

                                                                      Faith in
                                                                      the future

                                                               -----------------
                                                               Table of contents
                                                               -----------------

Table of contents

Message from the President ...............................................     1

MMA Praxis Stewardship Investing Report ..................................     2

MMA Praxis Intermediate Income Fund
   Portfolio managers' letter ............................................     5
   Performance review ....................................................     7
   Schedule of portfolio investments .....................................     9

MMA Praxis Core Stock Fund
   Portfolio managers' letter ............................................    17
   Performance review ....................................................    18
   Schedule of portfolio investments .....................................    20

MMA Praxis Value Index Fund
   Portfolio manager's letter ............................................    24
   Performance review ....................................................    25
   Schedule of portfolio investments .....................................    27

MMA Praxis Growth Index Fund
   Portfolio manager's letter ............................................    36
   Performance review ....................................................    37
   Schedule of portfolio investments .....................................    39

MMA Praxis International Fund
   Portfolio manager's letter ............................................    48
   Performance review ....................................................    51
   Schedule of portfolio investments .....................................    53

MMA Praxis Small Cap Fund
   Portfolio manager's letter ............................................    60
   Performance review ....................................................    61
   Schedule of portfolio investments .....................................    63

Statements of assets and liabilities .....................................    67
Statements of operations .................................................    71
Statements of changes in net assets ......................................    73
Financial highlights .....................................................    75
Notes to financial statements ............................................    87
Report of Independent Registered Public Accounting Firm ..................   101
Additional fund information (unaudited) ..................................   102
Management of the Trust (unaudited) ......................................   107

Glossary of Terms

Barclay's Capital Aggregate Index is an unmanaged index composed of the Barclay's Capital Government/Credit Index and the Barclay's Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital International-Europe, Australia and the Far East Index (MSCI-EAFE Index) is a widely recognized unmanaged index composed of a sample of companies representative of the markets of Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital All Country World Free (ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor's 500/Citigroup Value Index (the "S&P 500/Cititgroup Value Index"), is unmanaged and is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios. Prior to December 16, 2005, this index represented the S&P/Barra Value Index.

The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple broad-based social screens and is intended to be generally representative of the socially responsible investment market.

MSCI - Prime Market Value Index represents the value companies of the MSCI Prime Market 750 Index. The MSCI Prime Market 750 Index represents the Universe of large and medium capitalization companies in the U.S. equity market.

Gross Domestic Product (the "GDP"), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the "CPI"), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the "P/E Ratio"), is a valuation ratio of a company's current share price compared to its per-share earnings.

SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

                                                      --------------------------
                                                      Message from the President
                                                      --------------------------

Message from the President

Dear Shareholder:

2008 was an extremely difficult and unstable year for investors. Unprecedented volatility and the realization we were facing a global recession contributed to the uncertainty and turbulence.

Much of the volatility related to the uncertainty of the underlying value of subprime mortgages. With this uncertainty came fear, which spread throughout the capital markets, missing no sector. Credit dried up and companies had no available cash with which to operate. Bankruptcies followed, as well as the need for government to prop up some companies with large infusions of capital.

Domestic equities, as measured by the Standard & Poor's 500 Index, declined by
36.99 percent for the one year period ending December 31, 2008. The MMA Core Stock Class A Share (NAV) underperformed its benchmark and was down 40.64 percent. Over the same period, the Class A Share (NAV) of the Value Index Fund declined by 40.15 percent, the Class A Share (NAV) of the Growth Index Fund declined by 37.34 percent, and the Class A Share (NAV) of the Small Cap Fund declined by 38.74 percent.

The international equity benchmark MSCI EAFE Index was down by 43.38 percent for the one-year period ending December 31, 2008, reflecting the belief that the recession will be world-wide. While there is little comfort in these negative returns, the MMA Praxis International Class A Share (NAV) outperformed its benchmark over the one year period and was down 41.01 percent. The International Fund also outperformed its benchmark over the 3- and 5-year period.

As noted, MMA Praxis Funds were not immune from the turbulence. Our returns reflect the volatility in the broader markets and we expect that volatility to continue for the short-term. Conventional wisdom holds that the stock market is a reflection of the anticipated earnings of publicly traded companies. Therefore, we believe at some point volatility will subside and stability will return. Fear will be replaced by confidence. But in 2008 investor fear and uncertainty drove the markets.

One of the bright spots, with positive returns to report, is the performance of the MMA Praxis Intermediate Income Fund. The Class A Share (NAV) posted a gain of 3.09 percent for the one-year period ending December 31, 2008, with 3-year annualized returns of 4.20 percent and 5-year annualized returns of 3.63 percent. The fund also performed well relative to its peers over these time periods.

I want to personally express appreciation for the leadership that John Liechty provided to the MMA Praxis Funds over the last 11 years. Under his capable leadership additional funds were introduced and significant progress was made in the areas of advocacy and community development investments. We are grateful for that work.

In the following pages you will find portfolio managers' letters and performance review for each of the funds. Please read them for further expansion and explanation of the events of 2008.

Thank you for being an investor with MMA Praxis Mutual Funds. As a faith-based mutual fund family, we remain committed to being stewards of the resources you entrust to us, and we are grateful for your confidence.

Sincerely,

/s/ David C. Gautsche

David C. Gautsche
President

---------------------------------------
MMA Praxis Stewardship Investing Report
---------------------------------------

MMA Praxis Stewardship Investing Report

Relearning the economics of hope

For those of us who've been able to invest over the past two decades or so, it has often become too easy to disassociate financial returns from the emotional and psychological connections the markets have to the belief that there can be, there will be, a better tomorrow for everyone. Investing can easily become just about the money, with growth taken for granted.

Now, amidst one of the worst economic downturns in our nation's history, we are all learning about the need for hope as a foundation for our economic lives. And even more, we are being schooled that - contrary to decades of Wall Street assumptions - it is not just our own personal sense of hope that is important. In a world where economic activity is commoditized, packaged, and resold for global consumption, our hope for a better future is linked to and dependent on the hopes of millions, even billions, of others around the world.

We can see with fresh eyes the importance of "hope-based" measurements like the Consumer Confidence Index (now near a historical low), new housing starts (at a 16-year low), and many others. We can begin to see that our hope for a secure retirement is linked to the hope of a teacher in California to successfully purchase an affordable home, and to the hope of a Cambodian garment worker to break the cycle of poverty by sending his son to school, and to the hope of a recent college graduate to climb out from under a mountain of credit card debt. Our long-term hopes are linked to the success of theirs. All of these dreams are not just a resource to be strip-mined to help achieve the dreams of others. Such short-term strategies are failing in our global society, the economic circle is closing.

People of faith, however, are familiar with the long-term perspective and the importance of hope. When it comes to investing, it is this commitment to a world that offers "hope for all" that inspires our passion to engage the economic system. In 2008, we had a number of important opportunities to speak up for hope
- for others, for ourselves, and for our planet as a whole.

Credit card advocacy update

In an effort to restore hope to millions struggling in the current economic environment, MMA is currently in dialogue with many of the top credit card issuers regarding industry practices that have hurt consumer financial health and contributed to the financial crisis. MMA has filed or co-filed shareholder resolutions on predatory credit card lending practices at six companies:
American Express, JP Morgan Chase & Co., Discover, Citigroup, Bank of America, and Wells Fargo, and is actively participating in shareholder engagements with each.

MMA's objectives with credit card advocacy are to:

1) Alert management to shareholder concern regarding financial stability and sustainability of current credit card lending practices.

2) Link benefits of short-term, negative credit card policies with long-term risk, in light of sub-prime mortgage meltdown.

3) End misleading and deceptive credit card practices that trap borrowers in a cycle of increasing debt.

4) Transform credit card companies into partners in the restoration of a strong and sustainable consumer economy for their clients and the nation.

MMA believes fair and responsible management practices would benefit American families and credit card issuers in the long run. While current practices may have provided short-term industry profits, they have also yielded bankrupt customers and bailout-dependent issuers. New Federal Reserve regulations may help build a more responsible marketplace, but these policies will not take effect until July 2010. MMA is encouraging credit card issuers to adopt the new regulations as soon as possible, and to move above and beyond them in certain areas, helping our country and economy now - when that help is most needed.

New MMA Praxis Money Market Account

Most people think of money market funds as a functional, but generally uninspiring, part of managing their finances - that's changed. As of Oct. 1, 2008, the MMA Praxis Money Market Account (PMMA) is being offered to MMA Praxis shareholders by ShoreBank, the nation's leading community development bank. While a PMMA is not an MMA?Praxis Fund, this option does offer MMA Praxis shareholders the convenience and competitive rates of a ShoreBank money market account along with the security of FDIC protection.

In addition, assets in a PMMA account at ShoreBank will help fund new loans to stimulate sustainable, economic development opportunities to transform disadvantaged neighborhoods into strong communities. ShoreBank provides access to an array of quality, affordable financial services in underserved, low-to-moderate-income urban neighborhoods in Chicago, Cleveland, and Detroit. Since its inception in 1973, ShoreBank has helped provide more than $3.5 billion to finance the purchase and renovation of more than 52,000 units of quality, affordable housing, and the creation of thousands of new jobs for local residents.

The double impact - social and financial - of the PMMA is more important today than ever. With investors needing safe, convenient access to their invested assets and low-income communities needing access to capital from financial partners with their best interests at heart, this new money market option offers returns in many different ways.

Helping ConAgra explore a sustainable future

In early October, MMA and several other socially concerned investors, met with management from ConAgra to discuss their Corporate Citizenship Report. ConAgra is a large food processing company that produces many supermarket items. MMA co-filed a resolution at ConAgra in the spring on the issue of food safety and security in their supply chain. In return for withdrawing the resolution, ConAgra agreed to a framework and timeline for creating their report.

The meeting was collaborative and productive. ConAgra's sustainability director, general counsel, and corporate secretary attended, and expressed their interest in hearing the concerns and suggestions MMA and other faith-based investors had about the company's forthcoming report. Issues raised include water and energy use, employee conditions, and product packaging, among others. The ConAgra team stated that the meeting was a helpful way to get input for their reporting process. ConAgra disclosed plans to use the Global Reporting Initiative (GRI) as a guide for their sustainability report, especially as a new supplement for food processors is developed.

ConAgra is just completing a process for unifying and consolidating many of its subsidiaries, which now makes it possible to complete a company-wide sustainability report. ConAgra is developing a structure through which information will flow to the sustainability department, for corporate analysis and reporting. MMA will get the chance to review and make suggestions on ConAgra's initial draft report, scheduled for late winter 2009.

A faith-based response to Hurricane Katrina

MMA Praxis Mutual Funds and the Interfaith Center on Corporate Responsibility recently sponsored an Institute for Southern Studies report, Faith in the Gulf Coast, the most in-depth study on the role of faith organizations in the Katrina recovery. The study looked at more than 80 faith and community organizations in the Gulf Coast and nationally, from store-front churches in New Orleans to major national religious relief agencies.

The report documents how faith organizations became some of the most trusted players in the relief and response effort, and the wide range of innovative approaches religious groups are using to revitalize neighborhoods across the Gulf Coast. The study also contains insight into ways religious organizations and communities can prepare themselves to more fully leverage their roles in the advent of future disasters. A full copy of the report can be found by visiting www.mmapraxis.com.

Forced child labor on cocoa plantations

In response to a number of articles and a report from Global Exchange, a human rights organization, shareholders began an engagement with chocolate companies in early 2008. The problem of child slave labor in cocoa fields in West Africa (particularly Cote D'Ivoire and Ghana) has been known for more than seven years and has even been the subject of Congressional debate and action. The challenge is identifying and addressing a problem in a highly commoditized industry where the bulk of farm-level production is done by millions of small land-holders.

In 2001, the chocolate industry, facing a potential legislative labeling mandate, agreed to voluntarily certify its cocoa "free of the worst forms of child labor" by 2005. That date has come and gone with little change on the ground for children.

Conversations with Hershey, one of the 10 top multinational chocolate retailers, on July 11, 2008, focused on progress within the company, the World Cocoa Foundation, and the International Cocoa Initiative, to find solutions to end the abusive use of child labor in the cocoa industry that all claim to share. The company is currently implementing a broad-based supplier code of conduct in which they hope to integrate the child labor concerns. Shareholders are supportive of this approach, if timely implementation can be made. Based on shareholder recommendations, the company has secured the services of Verite, a respected leader in the creation, implementation, and monitoring of corporate codes of conduct. The company has increased CSR staffing, revised procurement procedures, and is rolling out the code to Hershey's top tier (80 percent) supplier base. An internal self-assessment, guided by Verite, is currently underway.

MMA CDI makes first direct microfinance investment in Africa

MMA Community Development Investments committed to investing $500,000 in the BRAC Africa Loan Fund over the next three years. This fund will provide local currency debt financing to three microfinance institutions in Tanzania, Uganda, and Southern Sudan, offering economic hope to hundreds of families.

With nearly $900 million in total assets, BRAC replicates a sustainable business model in countries around the world, serving populations ignored by traditional banking systems. One of BRAC's greatest strengths is its ability to adapt to an area's cultural needs in order to best serve the local population. Using microfinance as an entry point, BRAC furthers its impact by implementing several programs, including education, health, and vocational training. BRAC strongly adheres to its mission of poverty alleviation and empowerment of the poor through its holistic approach, and is a true leader in the microfinance industry.

Mark A. Regier
Stewardship Investing Services Manager

                                             -----------------------------------
                                             MMA Praxis Intermediate Income Fund
                                             -----------------------------------

MMA Praxis Intermediate Income Fund

Annual report to shareholders
Portfolio managers' letter

Despite one of the most dreadful markets in memory, the MMA Praxis Intermediate Income Fund ended with a 3.09 percent net return (Class A shares) for 2008. This was well above the median fixed income fund's negative 4.7 percent return.

As the economy fell deeper into recession, the Federal Reserve drove short-term interest rates to near zero levels. Using a range of strategies, the Fed pushed Treasury rates down across the yield curve. Once this was accomplished, they focused on agencies and mortgage backed securities, driving yields lower in those markets as well. This was a large positive factor for the Fund with its large holdings of these two sectors.

Fear rose to new heights as demand for safety and liquidity grew. As an example, the five year United States Treasury yield fell from 3.45 percent on December 31, 2007, to 1.55 percent by year end. The Treasury market went from being a risk free sector to also being a yield free sector in a matter of months.

Risk aversion drove returns sharply lower for credit related instruments and sharply higher for governments. This left a bifurcated market with government backed bonds producing attractive positive returns while credit related returns were negative.

Inflation fears melted away and turned to deflation fears in a remarkably short period. The worst months were from September to November. By December corporate bond prices had collapsed to the point that credit yield spreads over Treasuries were at levels last seen in the 1930s.

Commercial mortgage backed securities (CMBS) were especially disastrous, generating losses normally associated with equities. The Fund's overweight position in CMBS was the single biggest factor weighing down returns.

Despite all the fear and despair, the Fund performed well and even benefited from a sizeable rally in corporate bonds, commercial mortgage back securities, and agencies in December.

The fundamental driver of the fund's performance was the basic strategy of controlling risk and adding yield through high quality securities with low default risk. Our goal is to provide stable income and share values during difficult times while providing competitive returns during good economic times.

Outlook

In our view, 2009 promises to be a year of recession, growing defaults, declining profits, and dwindling cash flows. The offset to this is that investment grade corporate bonds and AAA commercial mortgage backed securities appear to be trading at security prices that would reflect the expectation of a Second Great Depression. Government related sectors of the market are wonderfully liquid, but nearly yieldless, which is likely to drive investors to buy higher yielding corporate bonds.

We expect there will be a large stimulus plan intended to keep the economy from getting worse, but a true recovery requires some sign that foreclosure problems and residential mortgages are being dealt with. Until that happens, house prices will continue to deteriorate and defaults will increase as unemployment rates rise. Debt induced recessions like this are not easily reversed and recoveries tend to be sluggish and extended.

This kind of outlook suggests a high level of risk for lower grade securities. Fed policy is forcing investors to take risk which means finding a proper balance between risk and opportunity will be challenging. An illustration of this kind of trade off is our overweight exposure to CMBS. All of our holdings are rated AAA and have substantial subordination protection against loss. We recognize that the outlook for commercial real estate in 2009 is anything but promising. Nevertheless, these securities give us first liens against attractive properties that even with high defaults and moderate recoveries appear highly likely to return all of our principal and interest - given their steeply discounted prices. If events do not turn out to be as bad as the price levels reflect, even a rate double the worst default rate ever experienced would be good enough to allow double digit returns on most of these holdings.

At the same time we hold positions in FDIC guaranteed notes that are much more attractive than governments and still have the backing of the U.S. government.

This year will probably see a wide range of results in fixed income funds and volatility will be high. Our goal is to add yield without over reaching into sectors where additional deterioration is probable.


Benjamin J. Bailey, CFA(R)
MMA Praxis Intermediate Income Fund Co-manager


Delmar King
MMA Praxis Intermediate Income Fund Co-manager

                                                              ------------------
                                                              Performance review
                                                              ------------------

MMA Praxis Intermediate Income Fund

Performance review

Average annual total returns as of 12/31/08

                                   [BAR CHART]

                  Inception
                    Date        1 Year      3 Year       5 Year     10 Year
                    ----        ------      ------       ------     -------

Class A            5/12/99       3.09%       4.20%        3.63%      4.35%
Class A*           5/12/99      -0.77%       2.88%        2.84%      3.95%

Class B            1/4/94        2.63%       3.74%        3.17%      3.97%
Class B**          1/4/94       -1.30%       2.81%        3.00%      3.97%

Class I            5/1/06        3.33%       4.37%        3.55%      4.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 3.75%.

** Assumes redemption at the end of the stated period. The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

MMA Praxis Intermediate Income Fund

Performance review

Growth of $10,000 investment 12/31/98 to 12/31/08

                                  [LINE CHART]

                                                                                                              Barclay's Capital
                                                                                                                Aggregate Bond
       Class A*                             Class B                             Class I                            Index(1)
------------------------          --------------------------          --------------------------          -------------------------
Date             Balance          Date               Balance          Date               Balance          Date              Balance
----             -------          ----               -------          ----               -------          ----              -------
12/31/1998         9,625          12/31/1998          10,000          12/31/1998          10,000          12/31/1998         10,000
3/31/1999          9,557          3/31/1999            9,929          3/31/1999            9,929          3/31/1999           9,951
6/30/1999          9,462          6/30/1999            9,823          6/30/1999            9,823          6/30/1999           9,863
9/30/1999          9,525          9/30/1999            9,880          9/30/1999            9,880          9/30/1999           9,930
12/31/1999         9,469          12/31/1999           9,810          12/31/1999           9,810          12/31/1999          9,918
3/31/2000          9,626          3/31/2000            9,964          3/31/2000            9,964          3/31/2000          10,137
6/30/2000          9,682          6/30/2000           10,023          6/30/2000           10,023          6/30/2000          10,313
9/30/2000          9,949          9/30/2000           10,279          9/30/2000           10,279          9/30/2000          10,624
12/31/2000        10,231          12/31/2000          10,565          12/31/2000          10,565          12/31/2000         11,071
3/31/2001         10,531          3/31/2001           10,865          3/31/2001           10,865          3/31/2001          11,407
6/30/2001         10,583          6/30/2001           10,909          6/30/2001           10,909          6/30/2001          11,471
9/30/2001         11,018          9/30/2001           11,348          9/30/2001           11,348          9/30/2001          12,000
12/31/2001        10,905          12/31/2001          11,221          12/31/2001          11,221          12/31/2001         12,006
3/31/2002         10,831          3/31/2002           11,135          3/31/2002           11,135          3/31/2002          12,017
6/30/2002         11,215          6/30/2002           11,520          6/30/2002           11,520          6/30/2002          12,461
9/30/2002         11,737          9/30/2002           12,045          9/30/2002           12,045          9/30/2002          13,032
12/31/2002        11,888          12/31/2002          12,190          12/31/2002          12,190          12/31/2002         13,237
3/31/2003         12,033          3/31/2003           12,327          3/31/2003           12,327          3/31/2003          13,421
6/30/2003         12,314          6/30/2003           12,602          6/30/2003           12,602          6/30/2003          13,757
9/30/2003         12,303          9/30/2003           12,563          9/30/2003           12,563          9/30/2003          13,737
12/31/2003        12,325          12/31/2003          12,572          12/31/2003          12,572          12/31/2003         13,780
3/31/2004         12,616          3/31/2004           12,855          3/31/2004           12,855          3/31/2004          14,146
6/30/2004         12,327          6/30/2004           12,546          6/30/2004           12,546          6/30/2004          13,801
9/30/2004         12,673          9/30/2004           12,885          9/30/2004           12,885          9/30/2004          14,242
12/31/2004        12,788          12/31/2004          12,987          12/31/2004          12,987          12/31/2004         14,378
3/31/2005         12,740          3/31/2005           12,923          3/31/2005           12,923          3/31/2005          14,309
6/30/2005         13,062          6/30/2005           13,236          6/30/2005           13,236          6/30/2005          14,739
9/30/2005         12,964          9/30/2005           13,117          9/30/2005           13,117          9/30/2005          14,641
12/31/2005        13,021          12/31/2005          13,161          12/31/2005          13,161          12/31/2005         14,727
3/31/2006         12,927          3/31/2006           13,049          3/31/2006           13,049          3/31/2006          14,631
6/30/2006         12,891          6/30/2006           12,997          6/30/2006           13,014          6/30/2006          14,620
9/30/2006         13,335          9/30/2006           13,426          9/30/2006           13,471          9/30/2006          15,177
12/31/2006        13,493          12/31/2006          13,569          12/31/2006          13,639          12/31/2006         15,365
3/31/2007         13,673          3/31/2007           13,734          3/31/2007           13,829          3/31/2007          15,595
6/30/2007         13,570          6/30/2007           13,630          6/30/2007           13,734          6/30/2007          15,514
9/30/2007         13,929          9/30/2007           13,973          9/30/2007           14,106          9/30/2007          15,955
12/31/2007        14,289          12/31/2007          14,317          12/31/2007          14,481          12/31/2007         16,434
3/31/2008         14,558          3/31/2008           14,586          3/31/2008           14,775          3/31/2008          16,791
6/30/2008         14,421          6/30/2008           14,449          6/30/2008           14,629          6/30/2008          16,620
9/30/2008         14,208          9/30/2008           14,235          9/30/2008           14,421          9/30/2008          16,538
12/31/2008        14,730          12/31/2008          14,758          12/31/2008          14,964          12/31/2008         17,296

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 12/31/98 to 12/31/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 3.75%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

(1) Barclay's Capital Aggregate Bond Index is an unmanaged index composed of the Barclay's Capital Government/Credit Index and the Barclay's Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above indices are for illustrative purposes only and the Barclay's Capital Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

                                               ---------------------------------
                                               Schedule of portfolio investments
                                               ---------------------------------

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments
December 31, 2008

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 0.9%
   Discover Card Master Trust, 5.10%, 10/15/13 ..........................   $     500,000    $     469,908
   PG&E Energy Recovery Funding LLC, 3.87%, 6/25/11 .....................         180,098          180,281
   Residential Funding Mortgage Securities, 5.53%, 1/25/36 ..............         881,516          858,226
   Wachovia Auto Loan Owner Trust, 5.10%, 7/20/11 (a) ...................         437,047          433,559
                                                                                             -------------
TOTAL ASSET BACKED SECURITIES ...........................................                        1,941,974
                                                                                             -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
   JPMorgan Securities, Inc., 4.50%, 9/25/19 ............................         516,851          477,911
                                                                                             -------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 11.2%
   Banc of America Commercial Mortgage, Inc., 5.12%, 7/11/43 ............         500,000          463,908
   Bear Stearns Commercial Mortgage Securities, 5.20%, 12/1/38 ..........       2,000,000        1,631,565
   Bear Stearns Commercial Mortgage Securities, 4.95%, 2/11/41 ..........         298,653          253,643
   Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41 ..........       1,000,000          804,456
   Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41 ..........       1,000,000          844,836
   Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41 ..........       2,000,000        1,568,851
   Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42 ..........       1,000,000          944,425
   Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42 ..........       1,000,000          781,129
   Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42 .........       1,125,000        1,025,151
   Bear Stearns Commercial Mortgage Securities, 5.61%, 6/11/50 ..........       1,000,000          747,698
   Bear Stearns Commerical Mortgage Securities, 4.52%, 11/11/41 .........         500,000          463,667
   Chase Commercial Mortgage Securities Corp., 7.32%, 10/15/32 ..........         887,871          883,558
   First Union National Bank Commercial Mortgage, 6.22%, 12/12/33 .......         500,000          481,579
   GE Capital Commercial Mortgage Corp., 6.53%, 5/15/33 .................         850,000          830,844
   GMAC Commerical Mortgage Securities, 6.47%, 4/15/34 ..................         959,714          938,166
   Heller Financial Commercial Mortgage Asset Corp., 7.75%, 1/17/34 .....         560,477          560,383
   JPMorgan Chase Commercial Mortgage Securities, 4.92%, 10/15/42 .......       1,000,000          788,610
   JPMorgan Chase Commercial Mortgage Securities, 5.40%, 5/15/45 ........       2,000,000        1,525,277
   JPMorgan Chase Commercial Mortgage Securities, 4.63%, 3/15/46 ........       1,000,000          943,170
   JPMorgan Trust, 4.90%, 10/15/42 ......................................       1,000,000          799,437
   Morgan Stanley Capital, 5.01%, 1/14/42 ...............................       1,000,000          835,201
   Morgan Stanley Capital, 4.83%, 6/12/47 ...............................       1,000,000          828,660
   Morgan Stanley Capital I, 5.93%, 12/15/35 ............................       1,225,000        1,141,027
   Morgan Stanley Capital I, 5.98%, 8/12/41 .............................       1,000,000          814,724
   Morgan Stanley Capital I, 5.51%, 11/12/49 ............................       2,000,000        1,561,086
   PNC Mortgage Acceptance Corp., 7.51%, 12/10/32 .......................       2,000,000        1,999,818
                                                                                             -------------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES .............................                       24,460,869
                                                                                             -------------
CORPORATE BONDS -- 34.5%
AGRICULTURAL SERVICES -- 0.6%
   Cargill, Inc., 7.50%, 9/1/26 (a) .....................................       1,250,000        1,206,084
                                                                                             -------------
BANKING -- 1.6%
   Bank of New York Mellon Bank, 5.13%, 8/27/13 .........................         830,000          848,124
   Citigroup, Inc., 5.13%, 5/5/14 .......................................       1,000,000          939,679
   Wachovia Corp., 7.98%, 3/15/49 (b) ...................................         500,000          426,200
   Wells Fargo & Co., 5.25%, 10/23/12 ...................................       1,250,000        1,273,168
                                                                                             -------------
                                                                                                 3,487,171
                                                                                             -------------

MMA Praxis Intermediate Income Fund

December 31, 2008

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 34.5%, continued
BROKERAGE SERVICES -- 0.7%
   Goldman Sachs Group, Inc., 6.88%, 1/15/11 (b) ........................   $     500,000    $     503,653
   Morgan Stanley, 5.75%, 8/31/12 (b) ...................................       1,000,000          932,414
                                                                                             -------------
                                                                                                 1,436,067
                                                                                             -------------
BUILDING MATERIALS & CONSTRUCTION -- 0.3%
   Martin Marietta Material, 6.60%, 4/15/18 (b) .........................       1,000,000          744,834
                                                                                             -------------
CHEMICALS - DIVERSIFIED -- 0.5%
   E.I. Du Pont de Nemours & Co., 5.88%, 1/15/14 ........................       1,000,000        1,029,571
                                                                                             -------------
COMMERCIAL BANKS -- 1.2%
   American Express Bank FSB, 5.55%, 10/17/12 (b) .......................         630,000          598,465
   Bank of America Corp., 7.75%, 8/15/15 ................................       1,000,000        1,022,661
   State Street Corp., 7.35%, 6/15/26 ...................................       1,000,000        1,100,355
                                                                                             -------------
                                                                                                 2,721,481
                                                                                             -------------
COMPUTER & OFFICE EQUIPMENT -- 0.4%
   Xerox Corp., 6.35%, 5/15/18 (b) ......................................       1,000,000          782,094
                                                                                             -------------
COMPUTER SERVICES -- 0.7%
   Dell, Inc., 4.70%, 4/15/13 (b) .......................................         500,000          470,377
   Hewlett-Packard Co., 4.50%, 3/1/13 (b) ...............................       1,000,000        1,015,084
                                                                                             -------------
                                                                                                 1,485,461
                                                                                             -------------
DIVERSIFIED MANUFACTURING -- 0.9%
   Cooper US, Inc., 5.45%, 4/1/15 (b) ...................................       1,000,000        1,010,849
   Harsco Corp., 5.75%, 5/15/18 .........................................       1,000,000        1,012,910
                                                                                             -------------
                                                                                                 2,023,759
                                                                                             -------------
ELECTRIC - INTEGRATED -- 2.3%
   Atlantic City Electric Co., 7.75%, 11/15/18 ..........................         500,000          556,471
   Midamerican Energy Co., 6.75%, 12/30/31 ..............................       1,500,000        1,537,705
   Pacific Gas & Electric Co., 8.25%, 10/15/18 (b) ......................         500,000          600,731
   Potomac Electric Power, 6.50%, 11/15/37 ..............................       1,000,000          976,117
   Puget Sound Energy, Inc., 6.74%, 6/15/18 .............................       1,000,000        1,004,096
   Transalta Corp., 6.65%, 5/15/18 ......................................         500,000          443,993
                                                                                             -------------
                                                                                                 5,119,113
                                                                                             -------------
ELECTRIC SERVICES -- 0.7%
   AEP Texas North Co., Series B, 5.50%, 3/1/13 .........................       1,000,000          957,126
   FPL Energy Caithness Funding, 7.65%, 12/31/18 (a) ....................         700,307          654,668
                                                                                             -------------
                                                                                                 1,611,794
                                                                                             -------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 0.2%
   Applied Materials, Inc., 7.13%, 10/15/17 .............................         500,000          460,916
                                                                                             -------------
FINANCE - AUTO LOANS -- 1.4%
   American Honda Finance, 4.63%, 4/2/13 ................................       1,500,000        1,396,955
   Ford Motor Credit Co., 7.25%, 10/25/11 ...............................       1,000,000          730,509
   Ford Motor Credit Co., 8.00%, 12/15/16 ...............................         500,000          325,684
   General Motors Acceptance Corp., 6.75%, 12/1/14 ......................         750,000          512,735
                                                                                             -------------
                                                                                                 2,965,883
                                                                                             -------------

MMA Praxis Intermediate Income Fund

December 31, 2008

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 34.5%, continued
FINANCIAL SERVICES -- 3.8%
   Countrywide Financial Corp., 5.80%, 6/7/12 (b) .......................   $   1,000,000    $     974,653
   Dun & Bradstreet Corp., 6.00%, 4/1/13 ................................       1,000,000          944,547
   ERAC USA Finance Co., 5.90%, 11/15/15 (a) ............................       1,000,000          726,278
   General Electric Capital Corp., 6.88%, 11/15/10 ......................       1,000,000        1,050,640
   General Electric Capital Corp., 6.15%, 8/7/37 (b) ....................       1,000,000        1,002,616
   JPMorgan Chase & Co., 4.75%, 5/1/13 (b) ..............................       1,000,000          986,769
   National Rural Utilities Corp., 10.38%, 11/1/18 ......................         500,000          585,204
   NYSE Euronext, 4.80%, 6/28/13 ........................................       1,000,000          969,954
   SLM Corp., 4.00%, 1/15/09 ............................................       1,000,000          995,433
                                                                                             -------------
                                                                                                 8,236,094
                                                                                             -------------
FIRE, MARINE & CASUALTY INSURANCE -- 0.4%
   Berkley Corp., 5.13%, 9/30/10 ........................................       1,000,000          896,901
                                                                                             -------------
FOODS -- 1.8%
   General Mills, 5.65%, 9/10/12 ........................................         936,000          955,408
   H.J. Heinz Co., 15.59%, 12/1/11 (a) ..................................         850,000          950,402
   Kellogg Co., 4.25%, 3/3/13 (b) .......................................       1,000,000          968,392
   Kraft Foods, Inc., 6.75%, 2/19/14 ....................................         500,000          518,883
   Pepsico, Inc., 7.90%, 11/1/18 ........................................         500,000          612,824
                                                                                             -------------
                                                                                                 4,005,909
                                                                                             -------------
INSURANCE -- 2.1%
   AllState Life Global Funding Trust, 5.38%, 4/30/13 (b) ...............         500,000          492,199
   American International Group, 6.25%, 5/1/36 ..........................       1,000,000          561,607
   Chubb Corp., 6.50%, 5/15/38 (b) ......................................         500,000          477,328
   Fidelity National Title, 7.30%, 8/15/11 ..............................       1,000,000        1,080,413
   Markel Corp., 6.80%, 2/15/13 .........................................       1,000,000          883,540
   Principal Life Global, 6.25%, 2/15/12 (a) ............................       1,000,000          993,753
                                                                                             -------------
                                                                                                 4,488,840
                                                                                             -------------
INTERNAL COMBUSTION ENGINES, N.E.C. -- 0.4%
   Briggs & Stratton Corp., 8.88%, 3/15/11 (b) ..........................       1,000,000          930,000
                                                                                             -------------
MEDIA -- 0.6%
   Comcast Corp., 5.70%, 5/15/18 (b) ....................................         500,000          468,904
   McGrawHill Companies, Inc., 5.38%, 11/15/12 ..........................       1,000,000          909,792
                                                                                             -------------
                                                                                                 1,378,696
                                                                                             -------------
MEDICAL - BIOMEDICAL/GENETIC -- 0.5%
   Biogen Idec, Inc., 6.00%, 3/1/13 .....................................         500,000          494,544
   Johnson & Johnson, 5.95%, 8/15/37 ....................................         500,000          610,424
                                                                                             -------------
                                                                                                 1,104,968
                                                                                             -------------
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION -- 1.5%
   Indiana Gas Co., 6.55%, 6/30/28 ......................................         250,000          241,719
   Keyspan Gas East, 7.88%, 2/1/10 ......................................       1,250,000        1,285,400
   Northern Natural Gas, 5.38%, 10/31/12 (a) ............................       1,000,000          985,646
   Southern Union Co., 8.25%, 11/15/29 ..................................       1,050,000          802,563
                                                                                             -------------
                                                                                                 3,315,328
                                                                                             -------------

MMA Praxis Intermediate Income Fund

December 31, 2008

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 34.5%, continued
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 2.4%
   Apache Corp., 6.00%, 9/15/13 (b) .....................................   $     500,000    $     518,536
   Conoco, Inc., 6.95%, 4/15/29 .........................................       1,075,000        1,156,808
   Motiva Enterprises LLC, 5.20%, 9/15/12 (a) ...........................       1,000,000        1,005,145
   Ras Laffan , 5.83%, 9/30/16 (a)(b) ...................................       1,000,000          744,450
   XTO Energy, Inc., 7.50%, 4/15/12 .....................................       1,000,000          988,358
   XTO Energy, Inc., 5.50%, 6/15/18 .....................................       1,000,000          905,277
                                                                                             -------------
                                                                                                 5,318,574
                                                                                             -------------
PIPELINES -- 0.2%
   National Fuel Gas Co., 6.50%, 4/15/18 (a)(b) .........................         500,000          460,046
                                                                                             -------------
PUBLISHING - JOURNALS -- 0.5%
   Thomson Corp., 6.20%, 1/5/12 (b) .....................................       1,200,000        1,149,641
                                                                                             -------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
   Simon Property Group, 6.35%, 8/28/12 (b) .............................       1,200,000          934,165
                                                                                             -------------
RESTAURANTS -- 0.5%
   YUM! Brands, Inc., 8.88%, 4/15/11 ....................................       1,000,000        1,012,888
                                                                                             -------------
RETAIL - BUILDING PRODUCTS -- 0.8%
   Home Depot, Inc., 5.25%, 12/16/13 (b) ................................         500,000          466,899
   Home Depot, Inc., 5.40%, 3/1/16 (b) ..................................         500,000          447,460
   Lowe's Companies, Inc., 6.50%, 3/15/29 ...............................       1,000,000          889,657
                                                                                             -------------
                                                                                                 1,804,016
                                                                                             -------------
RETAIL - DISCOUNT -- 0.6%
   Wal-Mart Stores, 7.55%, 2/15/30 (b) ..................................       1,000,000        1,206,700
                                                                                             -------------
RETAIL - FOOD -- 0.2%
   Kroger Co., 7.50%, 1/15/14 (b) .......................................         350,000          367,920
                                                                                             -------------
SEMICONDUCTOR EQUIPMENT -- 0.3%
   KLA Instruments Corp., 6.90%, 5/1/18 .................................       1,000,000          756,331
                                                                                             -------------
SUPRANATIONAL BANK -- 1.4%
   Corporation Andina de Fomento, 5.20%, 5/21/13 ........................       1,000,000          890,541
   IFFIM, 5.00%, 11/14/11 (a) ...........................................       1,000,000        1,057,429
   Inter-American Development Bank, 3.50%, 3/15/13 ......................       1,000,000        1,035,908
                                                                                             -------------
                                                                                                 2,983,878
                                                                                             -------------
TELECOMMUNICATIONS -- 0.4%
   Embarq Corp., 6.74%, 6/1/13 ..........................................       1,000,000          845,000
                                                                                             -------------
TELEPHONE - INTEGRATED -- 1.6%
   AT&T, Inc., 4.95%, 1/15/13 (b) .......................................       1,000,000        1,005,526
   Sprint Capital Corp., 7.63%, 1/30/11 (b) .............................       1,000,000          835,000
   Verizon Communications, Inc., 5.50%, 4/1/17 (b) ......................       1,000,000          967,776
   Verizon Communications, Inc., 8.95%, 3/1/39 (b) ......................         500,000          645,845
                                                                                             -------------
                                                                                                 3,454,147
                                                                                             -------------
TOOLS & HARDWARE -- 0.3%
   Stanley Works, 6.15%, 10/1/13 (b) ....................................         725,000          736,794
                                                                                             -------------

MMA Praxis Intermediate Income Fund

December 31, 2008

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 34.5%, continued
TRANSPORTATION SERVICES -- 1.4%
   Canadian National Railways, 4.40%, 3/15/13 ...........................   $   1,000,000    $     970,258
   CSX Transportation, Inc., 8.38%, 10/15/14 ............................         500,000          519,125
   GATX Corp., 9.00%, 11/15/13 ..........................................         477,000          498,203
   Golden State Petroleum Transportation, 8.04%, 2/1/19 .................         944,099        1,081,748
                                                                                             -------------
                                                                                                 3,069,334
                                                                                             -------------
UTILITIES -- 0.4%
   American Water Cap Corp., 6.09%, 10/15/17 ............................       1,000,000          871,040
                                                                                             -------------
UTILITIES - NATURAL GAS -- 0.5%
   Michigan Consolidated Gas Co., 8.25%, 5/1/14 .........................       1,000,000        1,086,842
                                                                                             -------------
TOTAL CORPORATE BONDS ...................................................                       75,488,280
                                                                                             -------------
CORPORATE NOTES -- 1.1%
COMMUNITY DEVELOPMENT -- 1.1%
   MMA Community Development Investment, Inc., 1.62%, 12/31/09, (c)+ ....         910,000          910,000
   MMA Community Development Investment, Inc., 2.43%, 12/31/09, (c)+ ....       1,605,000        1,605,000
                                                                                             -------------
TOTAL CORPORATE NOTES ...................................................                        2,515,000
                                                                                             -------------
INTEREST ONLY BONDS -- 0.2%
FREDDIE MAC -- 0.1%
   5.00%, 4/15/29 .......................................................       2,000,000          159,801
                                                                                             -------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 0.1%
   1.03%, 4/16/27 .......................................................       7,411,002          185,939
                                                                                             -------------
TOTAL INTEREST ONLY BONDS ...............................................                          345,740
                                                                                             -------------
MUNICIPAL BONDS -- 0.5%
   LL&P Wind Energy, Inc. Washington Rev., 5.73%, 12/1/17 ...............       1,000,000          992,090
                                                                                             -------------
U.S. GOVERNMENT AGENCIES -- 50.2%
FANNIE MAE -- 19.0%
   7.25%, 1/15/10 .......................................................       3,450,000        3,683,778
   4.13%, 4/15/14 .......................................................         900,000          971,957
   7.00%, 7/1/15 ........................................................           7,293            7,722
   5.00%, 2/13/17 .......................................................       1,000,000        1,134,489
   5.00%, 7/1/18 ........................................................         712,786          735,824
   5.00%, 9/1/18 ........................................................         922,499          952,316
   7.00%, 11/1/19 .......................................................         146,784          155,306
   5.50%, 6/1/22 ........................................................       1,796,923        1,853,903
   5.00%, 4/1/25 ........................................................       1,626,776        1,666,576
   5.00%, 7/1/25 ........................................................       1,450,667        1,486,159
   5.00%, 10/1/25 .......................................................       1,753,194        1,796,088
   5.50%, 11/1/25 .......................................................             470              483
   8.50%, 9/1/26 ........................................................         267,368          288,500
   6.63%, 11/15/30 ......................................................       2,250,000        3,248,554
   4.90%, 6/1/33 ........................................................         194,694          195,056
   4.67%, 10/1/33 .......................................................         734,283          731,778
   6.00%, 10/1/33 .......................................................         470,210          484,557

MMA Praxis Intermediate Income Fund

December 31, 2008

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 50.2%, continued
FANNIE MAE -- 19.0%, continued
   5.08%, 2/1/34 ........................................................   $     491,167    $     491,348
   5.50%, 2/4/34 ........................................................       1,021,126        1,047,814
   4.18%, 5/1/34 ........................................................         517,428          508,334
   6.00%, 8/1/34 ........................................................       1,630,336        1,680,079
   6.00%, 11/1/34 .......................................................       1,937,773        1,996,896
   5.50%, 1/1/35 ........................................................       1,725,019        1,771,452
   5.00%, 10/1/35 .......................................................       2,237,389        2,286,777
   5.50%, 10/1/35 .......................................................       2,712,283        2,783,596
   6.00%, 10/1/35 .......................................................       1,222,397        1,259,694
   5.50%, 4/1/36 ........................................................       2,258,756        2,318,144
   6.00%, 6/1/36 ........................................................       1,415,616        1,458,808
   5.50%, 11/1/36 .......................................................       2,407,243        2,470,159
   5.43%, 5/1/37 ........................................................       2,123,544        2,156,339
                                                                                             -------------
                                                                                                41,622,486
                                                                                             -------------
FDIC GUARANTEED -- 1.5%
   JPMorgan Chase & Co., 2.63%, 12/1/10 .................................       1,000,000        1,020,077
   PNC Funding Corp., 1.88%, 6/22/11 ....................................         650,000          650,967
   Regions Bank, 3.25%, 12/9/11 .........................................       1,500,000        1,560,541
                                                                                             -------------
                                                                                                 3,231,585
                                                                                             -------------
FEDERAL FARM CREDIT BANK -- 1.0%
   4.88%, 12/16/15 ......................................................       2,000,000        2,249,778
                                                                                             -------------
FEDERAL HOME LOAN BANK -- 4.2%
   4.13%, 8/13/10 .......................................................       1,000,000        1,050,139
   6.63%, 11/15/10 ......................................................         900,000          989,697
   3.88%, 6/14/13 .......................................................         300,000          317,728
   5.00%, 11/17/17 ......................................................       6,000,000        6,878,993
                                                                                             -------------
                                                                                                 9,236,557
                                                                                             -------------
FREDDIE MAC -- 19.6%
   6.75%, 1/15/09 .......................................................           1,491            1,489
   4.13%, 7/12/10 .......................................................       1,987,000        2,065,550
   6.88%, 9/15/10 .......................................................       1,081,000        1,178,914
   6.00%, 9/1/17 ........................................................         884,662          917,276
   4.50%, 6/1/18 ........................................................       1,367,262        1,406,754
   5.00%, 4/1/19 ........................................................       1,371,859        1,413,627
   5.00%, 12/1/21 .......................................................       2,838,143        2,918,788
   5.00%, 12/10/21 ......................................................       2,625,000        3,063,395
   5.50%, 4/1/22 ........................................................       2,309,212        2,381,586
   6.00%, 4/1/27 ........................................................       2,367,531        2,443,327
   7.00%, 2/1/30 ........................................................         370,257          384,416
   7.50%, 7/1/30 ........................................................         577,466          601,582
   7.00%, 3/1/31 ........................................................         325,018          337,446
   5.00%, 2/15/32 .......................................................       2,000,000        2,027,652
   5.50%, 8/1/33 ........................................................       1,287,098        1,320,738
   5.50%, 11/1/33 .......................................................       1,052,332        1,079,836

MMA Praxis Intermediate Income Fund

December 31, 2008

                                                                               PRINCIPAL
                                                                                AMOUNT/
                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 50.2%, continued
FREDDIE MAC -- 19.6%, continued
   3.75%, 5/1/34 ........................................................   $     282,252    $     275,110
   3.76%, 5/1/34 ........................................................         546,083          532,285
   5.00%, 7/1/35 ........................................................       2,279,283        2,332,445
   5.50%, 3/1/36 ........................................................       1,481,134        1,517,994
   5.50%, 6/1/36 ........................................................       4,748,465        4,869,643
   6.00%, 6/1/36 ........................................................       1,515,292        1,562,709
   5.50%, 12/1/36 .......................................................       4,785,325        4,903,666
   5.73%, 1/1/37 ........................................................       1,720,046        1,757,863
   6.00%, 8/1/37 ........................................................       1,605,212        1,655,353
                                                                                             -------------
                                                                                                42,949,444
                                                                                             -------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 2.5%
   6.75%, 4/15/16 .......................................................          63,151           66,455
   7.00%, 12/20/30 ......................................................         105,323          108,992
   7.00%, 10/20/31 ......................................................          68,375           70,757
   7.00%, 3/20/32 .......................................................         257,690          266,666
   5.50%, 1/20/34 .......................................................         229,035          226,302
   5.50%, 10/20/38 ......................................................       3,492,322        3,569,263
   6.50%, 11/20/38 ......................................................       1,124,011        1,159,136
                                                                                             -------------
                                                                                                 5,467,571
                                                                                             -------------
SMALL BUSINESS ADMINISTRATION -- 0.4%
   2.75%, 9/25/18 .......................................................          81,796           80,806
   5.60%, 2/25/32 .......................................................         755,989          738,039
                                                                                             -------------
                                                                                                   818,845
                                                                                             -------------
TENNESSEE VALLEY AUTHORITY -- 2.0%
   6.25%, 12/15/17 ......................................................       2,000,000        2,448,374
   4.65%, 6/15/35 .......................................................       1,750,000        1,948,608
                                                                                             -------------
                                                                                                 4,396,982
                                                                                             -------------
TOTAL U.S. GOVERNMENT AGENCIES ..........................................                      109,973,248
                                                                                             -------------

MUTUAL FUND -- 0.5%
   Pax World High Yield Fund ............................................         167,685        1,012,819
                                                                                             -------------

SHORT TERM INVESTMENT -- 1.4%
   Northern Institutional Government Select Portfolio ...................       3,095,561        3,095,561
                                                                                             -------------

MMA Praxis Intermediate Income Fund

December 31, 2008

                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 4.8%
   Northern Institutional Liquid Asset Portfolio ........................   $  10,556,274    $  10,556,274
                                                                                             -------------
TOTAL INVESTMENTS (Cost $235,065,644) -- 105.5% .........................                    $ 230,859,766
   Liabilities in excess of other assets -- (5.5%) ......................                      (12,065,296)
                                                                                             -------------
NET ASSETS -- 100.0% ....................................................                    $ 218,821,240
                                                                                             =============

----------
(a) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees. At December 31, 2008, these securities were valued at $9,217,459 or 4.2% of net assets.

(b)   All or part of this security was on loan, as of December 31, 2008.

(c) Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 1.62% - 12/2001, $910,000 and MMA Community Development Investment, Inc., 2.43% - 12/2001, $1,605,000. At December 31, 2008 these securities had an aggregate market value of $2,515,000, representing 1.1% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2008. Date presented reflects next rate change date.

See notes to financial statements.

                                                      --------------------------
                                                      MMA Praxis Core Stock Fund
                                                      --------------------------

MMA Praxis Core Stock Fund

Annual report to shareholders
Portfolio managers' letter

For the year ended December 31, 2008, the Class A shares of the MMA Praxis Core Stock Fund declined 40.64 percent, under-performing its benchmark, the Standard & Poor 500 Index, which fell 37.00 percent.

Factors affecting the Fund's performance

The sectors within the S&P 500 that turned in the weakest performance over the year were Financials, Materials, and Information Technology. The sectors that turned in the strongest (but still negative) performance over the year were Consumer Staples and Health Care.

The Fund's financial companies out-performed the corresponding sector within the index (down 49 percent versus down 55 percent for the index), but were still the largest detractors from performance. A higher relative average weighting in this sector (37 percent versus 16 percent for the index) detracted from both absolute and relative performance. American International Group, American Express, Merrill Lynch, Berkshire Hathaway, Loews, Wachovia, and JPMorgan Chase were among the top detractors from performance. Wells Fargo and Hartford Financial Services were among the top contributors to the Fund's performance.

The second largest detractor from performance was energy companies. The Fund's energy companies under-performed the corresponding sector within the index (down 37 percent versus down 35 percent for the index). A higher relative average weighting in this sector (15 percent versus 14 percent for the index) detracted from performance. ConocoPhillips was among the top detractors.

The Fund had approximately the same average weighting in consumer staple companies as the index (both 11 percent). Unfortunately, the Fund's consumer staple companies under-performed the corresponding sector within the index (down 23 percent versus down 16 percent for the index). Wal-Mart Stores was among the most important contributors to performance, while Costco was among the most important detractors. The Fund no longer owns Wal-Mart Stores.

The Fund's relative performance was harmed by having a lower relative average weighting in health care companies (5 percent versus 13 percent for the index). The Fund's healthcare companies under-performed the corresponding sector within the index (down 29 percent versus down 23 percent for the index).

H&R Block, a consumer discretionary company, was the single most important contributor to performance over the year.

The Fund held 8 percent of assets in foreign companies (including American Depositary Receipts) at Dec. 31, 2008. As a whole, these companies under-performed the domestic companies held by the Fund.

Christopher C. Davis
Portfolio Manager and CEO of Davis Advisors

Kenneth C. Feinberg
Portfolio Manager

------------------
Performance review
------------------

MMA Praxis Core Stock Fund

Performance review

Average annual total returns as of 12/31/08

                                   [BAR CHART]

                  Inception
                    Date        1 Year      3 Year       5 Year     10 Year
                    ----        ------      ------       ------     -------

Class A            5/12/99      -40.64%     -12.89%      -5.93%     -2.96%
Class A*           5/12/99      -43.74%     -14.45%      -6.94%     -3.49%

Class B            1/4/94       -41.07%     -13.48%      -6.55%     -3.50%
Class B**          1/4/94       -43.43%     -14.29%      -6.72%     -3.50%

Class I            5/1/06       -40.43%     -12.64%      -6.00%     -3.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** Assumes redemption at the end of the stated period. The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

MMA Praxis Core Stock Fund

Performance review

Growth of $10,000 investment 12/31/98 to 12/31/08

                                  [LINE CHART]

                                                                                                             Standard & Poor's
                                                                                                            500 Composite Stock
       Class A*                             Class B                             Class I                        Price Index(1)
------------------------          --------------------------          --------------------------          -------------------------
Date             Balance          Date               Balance          Date               Balance          Date              Balance
----             -------          ----               -------          ----               -------          ----              -------
12/31/1998        9,475           12/31/1998          10,000          12/31/1998          10,000          12/31/1998         10,000
3/31/1999         9,859           3/31/1999           10,405          3/31/1999           10,405          3/31/1999          10,498
6/30/1999        11,011           6/30/1999           11,609          6/30/1999           11,609          6/30/1999          11,238
9/30/1999        10,231           9/30/1999           10,779          9/30/1999           10,779          9/30/1999          10,537
12/31/1999       10,677           12/31/1999          11,216          12/31/1999          11,216          12/31/1999         12,104
3/31/2000        11,182           3/31/2000           11,727          3/31/2000           11,727          3/31/2000          12,382
6/30/2000        10,940           6/30/2000           11,457          6/30/2000           11,457          6/30/2000          12,053
9/30/2000        10,835           9/30/2000           11,324          9/30/2000           11,324          9/30/2000          11,936
12/31/2000       10,631           12/31/2000          11,101          12/31/2000          11,101          12/31/2000         11,002
3/31/2001         9,852           3/31/2001           10,277          3/31/2001           10,277          3/31/2001           9,697
6/30/2001        10,136           6/30/2001           10,547          6/30/2001           10,547          6/30/2001          10,265
9/30/2001         8,970           9/30/2001            9,322          9/30/2001            9,322          9/30/2001           8,758
12/31/2001        9,794           12/31/2001          10,154          12/31/2001          10,154          12/31/2001          9,694
3/31/2002         9,961           3/31/2002           10,315          3/31/2002           10,315          3/31/2002           9,720
6/30/2002         8,912           6/30/2002            9,222          6/30/2002            9,222          6/30/2002           8,418
9/30/2002         7,557           9/30/2002            7,798          9/30/2002            7,798          9/30/2002           6,963
12/31/2002        8,016           12/31/2002           8,267          12/31/2002           8,267          12/31/2002          7,551
3/31/2003         7,688           3/31/2003            7,914          3/31/2003            7,914          3/31/2003           7,313
6/30/2003         8,507           6/30/2003            8,745          6/30/2003            8,745          6/30/2003           8,439
9/30/2003         8,660           9/30/2003            8,883          9/30/2003            8,883          9/30/2003           8,662
12/31/2003        9,520           12/31/2003           9,753          12/31/2003           9,753          12/31/2003          9,717
3/31/2004         9,739           3/31/2004            9,961          3/31/2004            9,961          3/31/2004           9,881
6/30/2004         9,877           6/30/2004           10,091          6/30/2004           10,091          6/30/2004          10,051
9/30/2004         9,556           9/30/2004            9,745          9/30/2004            9,745          9/30/2004           9,863
12/31/2004       10,248           12/31/2004          10,432          12/31/2004          10,432          12/31/2004         10,774
3/31/2005         9,985           3/31/2005           10,147          3/31/2005           10,147          3/31/2005          10,542
6/30/2005        10,085           6/30/2005           10,233          6/30/2005           10,233          6/30/2005          10,687
9/30/2005        10,254           9/30/2005           10,387          9/30/2005           10,387          9/30/2005          11,072
12/31/2005       10,611           12/31/2005          10,734          12/31/2005          10,734          12/31/2005         11,303
3/31/2006        10,795           3/31/2006           10,896          3/31/2006           10,896          3/31/2006          11,778
6/30/2006        10,729           6/30/2006           10,819          6/30/2006           10,847          6/30/2006          11,609
9/30/2006        11,097           9/30/2006           11,174          9/30/2006           11,226          9/30/2006          12,266
12/31/2006       11,895           12/31/2006          11,956          12/31/2006          12,046          12/31/2006         13,088
3/31/2007        11,786           3/31/2007           11,826          3/31/2007           11,952          3/31/2007          13,172
6/30/2007        12,479           6/30/2007           12,498          6/30/2007           12,665          6/30/2007          13,999
9/30/2007        12,231           9/30/2007           12,231          9/30/2007           12,430          9/30/2007          14,283
12/31/2007       11,813           12/31/2007          11,797          12/31/2007          12,015          12/31/2007         13,807
3/31/2008        10,819           3/31/2008           10,805          3/31/2008           11,010          3/31/2008          12,503
6/30/2008        10,322           6/30/2008           10,308          6/30/2008           10,511          6/30/2008          12,162
9/30/2008         9,366           9/30/2008            9,353          9/30/2008            9,550          9/30/2008          11,144
12/31/2008        7,011           12/31/2008           7,003          12/31/2008           7,157          12/31/2008          8,699

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 12/31/98 to 12/31/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

(1) The S&P 500 Composite Stock Price Index (the "S&P 500R Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

---------------------------------
Schedule of portfolio investments
---------------------------------

MMA Praxis Core Stock Fund

Schedule of portfolio investments
December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%
ADVERTISING SERVICES -- 0.0%
   WPP Group plc ADR (b) ................................................           1,500    $      44,385
                                                                                             -------------
AUTOMOBILES -- 1.7%
   CarMax, Inc. (a) .....................................................          97,300          766,724
   Harley-Davidson, Inc. ................................................          88,000        1,493,360
   PACCAR, Inc. .........................................................          21,910          626,626
                                                                                             -------------
                                                                                                 2,886,710
                                                                                             -------------
BANKS -- 7.5%
   Bank of New York Mellon Corp. ........................................         122,800        3,478,924
   State Street Corp. ...................................................           7,000          275,310
   Wachovia Corp. .......................................................          64,079          354,998
   Wells Fargo & Co. ....................................................         290,800        8,572,784
                                                                                             -------------
                                                                                                12,682,016
                                                                                             -------------
BROADCASTING/CABLE -- 3.9%
   Comcast Corp., Class A ...............................................         280,850        4,535,728
   Grupo Televisa S.A. - ADR (b) ........................................         135,200        2,019,888
                                                                                             -------------
                                                                                                 6,555,616
                                                                                             -------------
BROKERAGE SERVICES -- 0.4%
   Goldman Sachs Group, Inc. ............................................           7,280          614,359
                                                                                             -------------
BUILDING MATERIALS & CONSTRUCTION -- 1.0%
   Vulcan Materials Co. .................................................          24,200        1,683,836
                                                                                             -------------
BUSINESS SERVICES -- 2.0%
   Iron Mountain, Inc. (a) ..............................................         133,300        3,296,509
                                                                                             -------------
COMPUTER EQUIPMENT & SERVICES -- 1.7%
   Google, Inc., Class A (a) ............................................           9,160        2,818,074
                                                                                             -------------
COMPUTERS & PERIPHERALS -- 2.2%
   Cisco Systems, Inc. (a) ..............................................          65,200        1,062,760
   Dell, Inc. (a) .......................................................          59,600          610,304
   Hewlett-Packard Co. ..................................................          57,750        2,095,748
                                                                                             -------------
                                                                                                 3,768,812
                                                                                             -------------
CONSTRUCTION -- 1.4%
   Martin Marietta Materials, Inc. ......................................          23,700        2,300,796
                                                                                             -------------
CONSUMER FINANCIAL SERVICES -- 4.6%
   American Express Co. .................................................         247,800        4,596,690
   Discover Financial Services ..........................................          15,600          148,668
   H&R Block, Inc. ......................................................         132,950        3,020,624
                                                                                             -------------
                                                                                                 7,765,982
                                                                                             -------------
CONSUMER GOODS & SERVICES -- 3.6%
   Procter & Gamble Co. .................................................          96,900        5,990,358
                                                                                             -------------
CONTAINERS - PAPER & PLASTIC -- 1.8%
   Sealed Air Corp. .....................................................         206,200        3,080,628
                                                                                             -------------
COSMETICS & TOILETRIES -- 0.4%
   Avon Products, Inc. ..................................................          24,600          591,138
                                                                                             -------------

MMA Praxis Core Stock Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%, continued
E-COMMERCE -- 0.6%
   Amazon.com, Inc. (a) .................................................          18,300    $     938,424
   Liberty Media Corp - Interactive, Class A (a) ........................          44,175          137,826
                                                                                             -------------
                                                                                                 1,076,250
                                                                                             -------------
ELECTRIC SERVICES -- 0.2%
   AES Corp. (a) ........................................................          48,300          397,992
                                                                                             -------------
ELECTRONIC & ELECTRICAL - GENERAL -- 1.6%
   Texas Instruments, Inc. ..............................................         169,600        2,632,192
                                                                                             -------------
FINANCIAL SERVICES -- 6.5%
   Ameriprise Financial, Inc. ...........................................          45,500        1,062,880
   Citigroup, Inc. ......................................................          63,200          424,072
   E*TRADE Financial Corp. (a) ..........................................          20,100           23,115
   JPMorgan Chase & Co. .................................................         238,600        7,523,058
   MBIA, Inc. (a) .......................................................          15,100           61,457
   Merrill Lynch & Co., Inc. ............................................          49,699          578,496
   Moody's Corp. ........................................................          59,200        1,189,328
   Morgan Stanley .......................................................           9,100          145,964
                                                                                             -------------
                                                                                                11,008,370
                                                                                             -------------
FOOD & STAPLES RETAILING -- 0.1%
   Whole Foods Market, Inc. .............................................          16,800          158,592
                                                                                             -------------
FOOD PRODUCTS -- 0.3%
   The Hershey Co. ......................................................          12,900          448,146
                                                                                             -------------
HOME FURNISHINGS -- 0.2%
   Hunter Douglas N.V. (b) ..............................................           8,300          272,473
                                                                                             -------------
INSURANCE -- 13.3%
   American International Group, Inc. (a) ...............................         216,800          340,376
   Berkshire Hathaway, Inc., Class A (a) ................................              97        9,370,200
   Loews Corp. ..........................................................         152,800        4,316,600
   Markel Corp. (a) .....................................................             590          176,410
   NIPPONKOA Insurance Co. ..............................................         172,700        1,303,935
   Principal Financial Group, Inc. ......................................          16,600          374,662
   Sun Life Financial, Inc. (b) .........................................          11,600          268,424
   The Hartford Financial Services Group, Inc. ..........................          40,300          661,726
   The Progressive Corp. ................................................         264,600        3,918,726
   Transatlantic Holdings, Inc. .........................................          44,610        1,787,077
                                                                                             -------------
                                                                                                22,518,136
                                                                                             -------------
MANUFACTURING -- 0.8%
   ABB LTD. (b) .........................................................          17,640          264,776
   Tyco International Ltd. (b) ..........................................          52,990        1,144,584
                                                                                             -------------
                                                                                                 1,409,360
                                                                                             -------------
MEDIA -- 0.4%
   Liberty Media Corp - Entertainment, Series A (a) .....................          36,240          633,475
                                                                                             -------------
METAL MINING -- 0.2%
   Rio Tinto plc ........................................................          12,000          260,889
                                                                                             -------------

MMA Praxis Core Stock Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%, continued
MINERALS -- 0.4%
   BHP Billiton plc .....................................................          33,700    $     636,285
                                                                                             -------------
MULTIMEDIA -- 1.3%
   News Corp., Class A ..................................................         244,500        2,222,505
                                                                                             -------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 14.1%
   Canadian Natural Resources Ltd. (b) ..................................          70,400        2,814,592
   China Shipping Development Company Ltd. ..............................         472,000          468,931
   ConocoPhillips .......................................................         157,750        8,171,449
   Devon Energy Corp. ...................................................          92,900        6,104,458
   EOG Resources, Inc. ..................................................          79,100        5,266,478
   Transocean Ltd. (a) ..................................................          21,755        1,027,924
                                                                                             -------------
                                                                                                23,853,832
                                                                                             -------------
PHARMACEUTICALS -- 7.5%
   Cardinal Health, Inc. ................................................          42,130        1,452,221
   Express Scripts, Inc. (a) ............................................          32,100        1,764,858
   Johnson & Johnson ....................................................          66,100        3,954,763
   Schering-Plough Corp. ................................................         214,300        3,649,529
   UnitedHealth Group, Inc. ................................................       67,000        1,782,200
                                                                                             -------------
                                                                                                12,603,571
                                                                                             -------------
REAL ESTATE -- 1.1%
   Brookfield Asset Management, Inc. - Class A ..........................          61,000          931,470
   Hang Lung Group Ltd. .................................................         313,000          947,029
                                                                                             -------------
                                                                                                 1,878,499
                                                                                             -------------
RETAIL -- 10.9%
   Bed Bath & Beyond, Inc. (a) ..........................................          68,900        1,751,438
   Costco Wholesale Corp. ...............................................         218,700       11,481,750
   CVS Caremark Corp. ...................................................         139,622        4,012,736
   Lowe's Cos., Inc. ....................................................          48,500        1,043,720
   Sears Holdings Corp. (a) .............................................           3,100          120,497
                                                                                             -------------
                                                                                                18,410,141
                                                                                             -------------
SOFTWARE & COMPUTER SERVICES -- 2.4%
   Microsoft Corp. ......................................................         190,800        3,709,152
   Visa Inc., Class A ...................................................           7,170          376,067
                                                                                             -------------
                                                                                                 4,085,219
                                                                                             -------------
SOFTWARE & SERVICES -- 0.2%
   eBay, Inc. (a) .......................................................          28,200          393,672
                                                                                             -------------
TELECOMMUNICATIONS -- 0.2%
   Sprint Nextel Corp. (a) ..............................................         179,300          328,119
                                                                                             -------------
TRANSPORTATION SERVICES -- 2.1%
   China Merchants Holdings International Company Ltd. (b) ..............         618,525        1,195,487
   Cosco Pacific Ltd. ...................................................         408,000          416,402
   Kuehne & Nagel International AG ......................................          13,100          829,417
   United Parcel Service, Inc., Class B .................................          19,400        1,070,104
                                                                                             -------------
                                                                                                 3,511,410
                                                                                             -------------
TOTAL COMMON STOCKS .....................................................                      162,818,347
                                                                                             -------------

MMA Praxis Core Stock Fund

December 31, 2008

                                                                                SHARES/
                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 0.7%
   NATC, .23%, 1/2/09 ...................................................       1,228,000    $   1,227,992
                                                                                             -------------

CORPORATE NOTES -- 1.7%
COMMUNITY DEVELOPMENT -- 1.7%
   MMA Community Development Investment, Inc., 1.62%, 12/31/09, (c)+ ....         903,000          903,000
   MMA Community Development Investment, Inc., 2.43%, 12/31/09, (c)+ ....       2,032,000        2,032,000
                                                                                             -------------
TOTAL CORPORATE NOTES ...................................................                        2,935,000
                                                                                             -------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING-- 2.7%
   Northern Institutional Liquid Asset Portfolio ........................       4,590,687        4,590,687
                                                                                             -------------
TOTAL INVESTMENTS (Cost $243,444,059) -- 101.7% .........................                      171,572,026
   Liabilities in excess of other assets -- (1.7%) ......................                       (2,895,597)
                                                                                             -------------
NET ASSETS -- 100.0% ....................................................                    $ 168,676,429
                                                                                             =============

----------
(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2008.

(c) Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 1.62% - 12/2001, $903,000 and MMA Community Development Investment, Inc., 2.43% - 12/2001, $2,032,000. At December 31, 2008, these securities had an aggregate market value of $2,935,000, representing 1.7% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2008. Date presented reflects next rate change date.

ADR - American Depository Receipt

plc - Public Liability Company

                                                                                              UNREALIZED
FUTURES CONTRACTS PURCHASED                                                   CONTRACTS      DEPRECIATION
                                                                            -------------    -------------
S&P 500 Index Futures Contract, expiring March, 2009
   (underlying face amount at value $2,700,300)                                        12    $       7,800

See notes to financial statements.

---------------------------
MMA Praxis Value Index Fund
---------------------------

MMA Praxis Value Index Fund

Annual report to shareholders
Portfolio manager's letter

There was no place to hide during the second half of 2008. All equity strategies suffered nearly equally: high quality, low quality, large, small, growth, value, and dividend paying stocks all suffered the same fate as investors sold first and asked questions later. United States Treasuries, cash, and coin jar savings were about the only financial assets that didn't go down in value over the last several months.

Among the economic sectors, Financials suffered the worst fate followed closely by Materials. The best performing sectors - but down in value nonetheless - were Consumer Staples and Health Care. The Fund's A shares delivered a disappointing negative 40.15 percent during 2008 versus its public benchmark, the MSCI Prime Market Value Index, which was down 36.00 percent.

As we have described in the past, MMA Praxis' stewardship investing screens preclude the Fund from investing in some, but not all, large oil companies due to their lack of leadership on environmental stewardship. The weight that would have been invested in these energy companies is effectively spread over the remaining companies in the Fund. Since the financial sector has been the largest sector in the Fund, it receives the largest portion of the reallocated weight. In short, the Fund has been underweight in Energy - the best performing sector for the last few years - and overweight in Financial, by far the worst performing sector.

We expect the trends for underperformance of financial stocks and outperformance of energy stocks to eventually reverse, but timing is anyone's guess. However, with the very depressed prices among likely financial company survivors, prospects for future returns are beginning to look encouraging. The fate of many banks remains a concern, but the financial sector is chock full of non-bank companies whose exposure to toxic mortgages is limited.

Chad Horning, CFA(R)
MMA Praxis Value Index Fund Manager

                                                              ------------------
                                                              Performance review
                                                              ------------------

MMA Praxis Value Index Fund

Performance review

Average annual total returns as of 12/31/08

                                   [BAR CHART]

                  Inception                                          Since
                    Date        1 Year      3 Year       5 Year    Inception
                    ----        ------      ------       ------    ---------

Class A            5/1/01       -40.15%     -12.38%      -4.19%     -4.24%
Class A*           5/1/01       -43.29%     -13.94%      -5.22%     -4.91%

Class B            5/1/01       -40.50%     -12.84%      -4.72%     -4.75%
Class B**          5/1/01       -42.80%     -13.60%      -4.88%     -4.75%

Class I            5/1/06       -39.94%     -12.18%      -4.29%     -4.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** Assumes redemption at the end of the stated period. The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 5/1/01. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

MMA Praxis Value Index Fund

Performance review

Growth of $10,000 investment 5/1/01 to 12/31/08

                                  [LINE CHART]

                                                                                                                 MSCI US Prime
                                                                                                                 Market Value
       Class A*                             Class B                             Class I                            Index(1)
------------------------          --------------------------          --------------------------          -------------------------
Date             Balance          Date               Balance          Date               Balance          Date              Balance
----             -------          ----               -------          ----               -------          ----              -------
5/1/2001           9,479          5/1/2001            10,000          5/1/2001            10,000          5/1/2001           10,000
6/30/2001          9,261          6/30/2001            9,376          6/30/2001            9,766          6/30/2001           9,903
9/30/2001          7,933          9/30/2001            8,012          9/30/2001            8,345          9/30/2001           9,118
12/31/2001         8,368          12/31/2001           8,448          12/31/2001           8,798          12/31/2001          9,718
3/31/2002          8,340          3/31/2002            8,409          3/31/2002            8,758          3/31/2002          10,105
6/30/2002          7,321          6/30/2002            7,370          6/30/2002            7,675          6/30/2002           9,116
9/30/2002          5,849          9/30/2002            5,877          9/30/2002            6,120          9/30/2002           7,461
12/31/2002         6,460          12/31/2002           6,486          12/31/2002           6,753          12/31/2002          8,071
3/31/2003          6,123          3/31/2003            6,138          3/31/2003            6,390          3/31/2003           7,637
6/30/2003          7,253          6/30/2003            7,342          6/30/2003            7,565          6/30/2003           8,977
9/30/2003          7,407          9/30/2003            7,489          9/30/2003            7,716          9/30/2003           9,186
12/31/2003         8,422          12/31/2003           8,509          12/31/2003           8,766          12/31/2003         10,469
3/31/2004          8,607          3/31/2004            8,686          3/31/2004            8,949          3/31/2004          10,698
6/30/2004          8,625          6/30/2004            8,771          6/30/2004            8,945          6/30/2004          10,866
9/30/2004          8,743          9/30/2004            8,881          9/30/2004            9,057          9/30/2004          11,006
12/31/2004         9,522          12/31/2004           9,654          12/31/2004           9,845          12/31/2004         12,085
3/31/2005          9,305          3/31/2005            9,434          3/31/2005            9,620          3/31/2005          12,044
6/30/2005          9,530          6/30/2005            9,745          6/30/2005            9,839          6/30/2005          12,254
9/30/2005          9,878          9/30/2005           10,091          9/30/2005           10,188          9/30/2005          12,757
12/31/2005        10,106          12/31/2005          10,299          12/31/2005          10,397          12/31/2005         12,964
3/31/2006         10,646          3/31/2006           10,847          3/31/2006           10,944          3/31/2006          13,656
6/30/2006         10,670          6/30/2006           10,966          6/30/2006           10,976          6/30/2006          13,790
9/30/2006         11,335          9/30/2006           11,620          9/30/2006           11,662          9/30/2006          14,710
12/31/2006        12,169          12/31/2006          12,464          12/31/2006          12,533          12/31/2006         15,863
3/31/2007         12,222          3/31/2007           12,507          3/31/2007           12,599          3/31/2007          16,014
6/30/2007         12,726          6/30/2007           13,007          6/30/2007           13,126          6/30/2007          16,935
9/30/2007         12,394          9/30/2007           12,645          9/30/2007           12,792          9/30/2007          16,928
12/31/2007        11,359          12/31/2007          11,575          12/31/2007          11,724          12/31/2007         15,897
3/31/2008         10,180          3/31/2008           10,360          3/31/2008           10,525          3/31/2008          14,473
6/30/2008          9,355          6/30/2008            9,499          6/30/2008            9,674          6/30/2008          13,580
9/30/2008          9,003          9/30/2008            9,141          9/30/2008            9,320          9/30/2008          12,796
12/31/2008         6,797          12/31/2008           6,886          12/31/2008           7,043          12/31/2008         10,176

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 12/31/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

Class I Shares of this Fund were not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Shares since inception of 5/1/01. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

(1) The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

                                               ---------------------------------
                                               Schedule of portfolio investments
                                               ---------------------------------

MMA Praxis Value Index Fund

Schedule of portfolio investments
December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%
AIR FREIGHT & LOGISTICS -- 0.9%
   United Parcel Service, Inc., Class B .................................           8,188    $     451,650
                                                                                             -------------
APPAREL MANUFACTURERS -- 0.2%
   V.F. Corp. ...........................................................           1,870          102,420
                                                                                             -------------
AUTO COMPONENTS -- 0.4%
   Johnson Controls, Inc. ...............................................          10,561          191,788
                                                                                             -------------
AUTOMOBILES -- 0.2%
   Harley-Davidson, Inc. ................................................           4,765           80,862
                                                                                             -------------
AUTOMOTIVE -- 0.2%
   BorgWarner, Inc. .....................................................           2,770           60,303
   General Motors Corp. .................................................          10,092           32,294
                                                                                             -------------
                                                                                                    92,597
                                                                                             -------------
BANKS -- 11.1%
   Bank of America Corp. ................................................          85,866        1,208,993
   Bank of New York Mellon Corp. ........................................          19,678          557,478
   BB&T Corp. ...........................................................           9,350          256,751
   Comerica, Inc. .......................................................           2,600           51,610
   Fifth Third Bancorp ..................................................           9,660           79,792
   First Horizon National Corp. .........................................           4,079           43,110
   Huntington Bancshares, Inc. ..........................................           5,850           44,811
   KeyCorp ..............................................................           9,810           83,581
   M & T Bank Corp. .....................................................           1,320           75,781
   Marshall & Ilsley Corp. ..............................................           4,130           56,333
   National City Corp. ..................................................          17,012           30,792
   Popular, Inc. (b) ....................................................           5,240           27,038
   Regions Financial Corp. ..............................................          11,985           95,401
   Sovereign Bancorp, Inc. (a) ..........................................          13,499           40,227
   State Street Corp. ...................................................           2,832          111,383
   SunTrust Banks, Inc. .................................................           5,700          168,378
   U.S. Bancorp. ........................................................          29,732          743,597
   Wachovia Corp. .......................................................          38,545          213,539
   Wells Fargo & Co. ....................................................          60,961        1,797,130
   Zions Bancorp. .......................................................           1,970           48,285
                                                                                             -------------
                                                                                                 5,734,010
                                                                                             -------------
BEVERAGES -- 1.8%
   Coca-Cola Company ....................................................          17,309          783,578
   Coca-Cola Enterprises, Inc. ..........................................           5,760           69,293
   Pepsi Bottling Group, Inc. ...........................................           3,408           76,714
                                                                                             -------------
                                                                                                   929,585
                                                                                             -------------
BROADCAST SERVICES & PROGRAMMING -- 0.2%
   CBS Corp., Class B ...................................................          10,820           88,616
                                                                                             -------------

MMA Praxis Value Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%, continued
BROKERAGE SERVICES -- 5.7%
   Goldman Sachs Group, Inc. ............................................           3,677    $     310,302
   JPMorgan Chase & Co. .................................................          63,978        2,017,226
   Merrill Lynch & Co. ..................................................          26,836          312,371
   Morgan Stanley .......................................................          18,031          289,217
                                                                                             -------------
                                                                                                 2,929,116
                                                                                             -------------
BUSINESS SERVICES -- 0.1%
   Manpower, Inc. .......................................................           1,790           60,842
                                                                                             -------------
CHEMICALS - GENERAL -- 1.7%
   Air Products & Chemicals, Inc. .......................................           3,686          185,295
   E.I. du Pont de Nemours & Co. ........................................          15,802          399,790
   FMC Corp. ............................................................             861           38,513
   International Flavors & Fragrances, Inc. .............................           2,525           75,043
   PPG Industries, Inc. .................................................           3,440          145,959
   The Lubrizol Corp. ...................................................           1,243           45,233
                                                                                             -------------
                                                                                                   889,833
                                                                                             -------------
COMMUNICATIONS EQUIPMENT & SERVICES -- 0.4%
   Motorola, Inc. .......................................................          41,104          182,091
                                                                                             -------------
COMPUTER STORAGE DEVICES -- 0.2%
   Seagate Technology ...................................................          11,187           49,559
   Western Digital Corp. (a) ............................................           3,172           36,319
                                                                                             -------------
                                                                                                    85,878
                                                                                             -------------
COMPUTERS & PERIPHERALS -- 0.1%
   Sun Microsystems, Inc. (a) ...........................................          16,163           61,743
                                                                                             -------------
CONSTRUCTION SERVICES -- 0.2%
   D.R. Horton, Inc. ....................................................           7,880           55,712
   Lennar Corp. .........................................................           3,645           31,602
                                                                                             -------------
                                                                                                    87,314
                                                                                             -------------
CONSUMER FINANCIAL SERVICES -- 1.2%
   American Express Co. .................................................          18,638          345,735
   Discover Financial Services ..........................................           8,744           83,330
   H&R Block, Inc. ......................................................           4,703          106,852
   SLM Corp. (a) ........................................................           9,031           80,376
                                                                                             -------------
                                                                                                   616,293
                                                                                             -------------
CONSUMER GOODS & SERVICES -- 2.2%
   Procter & Gamble Co. .................................................          17,857        1,103,920
                                                                                             -------------
CONTAINERS - PAPER & PLASTIC -- 0.2%
   Avery Dennison Corp. .................................................           2,490           81,498
                                                                                             -------------
COSMETICS & TOILETRIES -- 0.8%
   Kimberly-Clark Corp. .................................................           7,401          390,329
                                                                                             -------------
DISTRIBUTION -- 0.3%
   Genuine Parts Co. ....................................................           3,890          147,275
                                                                                             -------------

MMA Praxis Value Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%, continued
ELECTRIC SERVICES -- 2.0%
   Alliant Energy Corp. .................................................           3,470    $     101,255
   CenterPoint Energy, Inc. .............................................           8,343          105,289
   Consolidated Edison, Inc. ............................................           5,600          218,007
   FPL Group, Inc. ......................................................           6,950          349,793
   Mirant Corp. (a) .....................................................           3,946           74,461
   NiSource, Inc. .......................................................           7,150           78,436
   Pepco Holdings, Inc. .................................................           5,850          103,896
                                                                                             -------------
                                                                                                 1,031,137
                                                                                             -------------
ELECTRIC UTILITIES -- 1.3%
   Northeast Utilities ..................................................           4,607          110,844
   PG&E Corp. ...........................................................           6,970          269,809
   Pinnacle West Capital Corp. ..........................................           2,837           91,153
   Spectra Energy Corp. .................................................          12,805          201,551
                                                                                             -------------
                                                                                                   673,357
                                                                                             -------------
ELECTRICAL EQUIPMENT & INSTRUMENTS -- 0.1%
   Flextronics International Ltd. (a)(b) ................................          17,618           45,102
                                                                                             -------------
ELECTRONIC & ELECTRICAL - GENERAL -- 0.1%
   Arrow Electronics, Inc. (a) ..........................................           2,680           50,491
                                                                                             -------------
ENERGY -- 0.5%
   Pride International, Inc. (a) ........................................           3,476           55,546
   Valero Energy Corp. ..................................................           9,708          210,082
                                                                                             -------------
                                                                                                   265,628
                                                                                             -------------
FINANCIAL SERVICES -- 3.1%
   American Capital Ltd. ................................................           6,319           20,474
   Ameriprise Financial, Inc. ...........................................           4,536          105,961
   Capital One Financial Corp. ..........................................           6,506          207,476
   CIT Group, Inc. ......................................................           9,168           41,623
   Citigroup, Inc. ......................................................          95,898          643,476
   Invesco Ltd. (b) .....................................................           8,364          120,776
   Legg Mason, Inc. .....................................................           2,963           64,919
   NYSE Euronext ........................................................           1,910           52,296
   PNC Financial Services Group, Inc. ...................................           6,110          299,390
   Synovus Financial Corp. ..............................................           6,421           53,294
                                                                                             -------------
                                                                                                 1,609,685
                                                                                             -------------
FIRE, MARINE, AND CASUALTY INSURANCE -- 0.5%
   Axis Capital Holdings Ltd. (b) .......................................           3,286           95,689
   Leucadia National Corp. ..............................................           3,630           71,874
   Transatlantic Holdings, Inc. .........................................           1,150           46,069
   White Mountains Insurance Group Ltd. .................................             230           61,435
                                                                                             -------------
                                                                                                   275,067
                                                                                             -------------
FOOD DISTRIBUTORS & WHOLESALERS -- 0.4%
   Sara Lee Corp. .......................................................          13,500          132,165
   SUPERVALU, Inc. ......................................................           4,544           66,342
                                                                                                   198,507
                                                                                             -------------

MMA Praxis Value Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%, continued
FOOD PROCESSING -- 1.2%
   ConAgra Foods, Inc. ..................................................           9,910    $     163,515
   H.J. Heinz Co. .......................................................           6,020          226,352
   Hormel Foods Corp. ...................................................           3,230          100,388
   McCormick & Co. ......................................................           4,389          139,834
                                                                                             -------------
                                                                                                   630,089
                                                                                             -------------
FOOD PRODUCTS -- 1.8%
   General Mills, Inc. ..................................................           3,692          224,289
   Kraft Foods, Inc. ....................................................          25,161          675,573
                                                                                             -------------
                                                                                                   899,862
                                                                                             -------------
FOOD STORES -- 0.4%
   Safeway, Inc. ........................................................           8,190          194,676
                                                                                             -------------
FORESTRY -- 0.2%
   Plum Creek Timber Co., Inc. ..........................................           3,320          115,337
                                                                                             -------------
FURNITURE & HOME FURNISHINGS -- 0.1%
   Leggett & Platt, Inc. ................................................           3,470           52,709
                                                                                             -------------
HEALTH CARE SERVICES -- 0.7%
   AmerisourceBergen Corp. ..............................................           4,350          155,121
   Cardinal Health, Inc. ................................................           6,500          224,055
                                                                                             -------------
                                                                                                   379,176
                                                                                             -------------
HOTELS & MOTELS -- 0.1%
   Wyndham Worldwide Corp. ..............................................           5,894           38,606
                                                                                             -------------
HOUSEHOLD PRODUCTS -- 0.1%
   Newell Rubbermaid, Inc. ..............................................           5,570           54,475
                                                                                             -------------
INDUSTRIAL GOODS & SERVICES -- 0.2%
   Masco Corp. ..........................................................           7,650           85,145
                                                                                             -------------
INSURANCE -- 6.6%
   Allstate Corp. .......................................................           9,510          311,547
   American International Group, Inc. ...................................          45,122           70,842
   Aon Corp. ............................................................           5,580          254,894
   Assurant, Inc. .......................................................           2,690           80,700
   Chubb Corp. ..........................................................           6,780          345,779
   CIGNA Corp. ..........................................................           5,912           99,617
   Cincinnati Financial Corp. ...........................................           3,180           92,443
   Everest Re Group (b) .................................................           1,400          106,596
   First American Corp. .................................................           1,690           48,824
   Hartford Financial Services Group, Inc. ..............................           5,940           97,535
   Lincoln National Corp. ...............................................           4,865           91,657
   Loews Corp. ..........................................................           5,904          166,788
   Marsh & McLennan Cos., Inc. ..........................................          10,960          265,999
   MetLife, Inc. ........................................................          13,752          479,394
   Principal Financial Group, Inc. ......................................           4,754          107,298
   Prudential Financial, Inc. ...........................................           7,800          236,028
   RenaissanceRe Holdings Ltd. (b) ......................................           1,607           82,857
   The Progressive Corp. ................................................          10,391          153,891

MMA Praxis Value Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%, continued
INSURANCE -- 6.6%, continued
   Torchmark Corp. ......................................................           2,414    $     107,906
   UnumProvident Corp. ..................................................           7,870          146,382
   Willis Group Holdings Ltd. (b) .......................................           3,790           94,295
                                                                                             -------------
                                                                                                 3,441,272
                                                                                             -------------
INSURANCE PROPERTY-CASUALTY -- 1.9%
   ACE Ltd  ADR (b) .....................................................           6,000          317,520
   Fidelity National Financial, Inc., Class A ...........................           5,114           90,774
   Markel Corp. (a) .....................................................             219           65,481
   The Travelers Companies, Inc. ........................................          10,510          475,052
   XL Capital Ltd. (b) ..................................................           6,520           24,124
                                                                                             -------------
                                                                                                   972,951
                                                                                             -------------
LIFE SCIENCES TOOLS & SERVICES -- 0.1%
   Life Technologies Corp. (a) ..........................................           1,328           30,956
                                                                                             -------------
MACHINERY -- 1.4%
   Deere & Co. ..........................................................           3,896          149,295
   Harsco Corp. .........................................................           1,722           47,665
   Illinois Tool Works, Inc. ............................................           7,763          272,093
   Ingersoll-Rand Co. Ltd. (b) ..........................................           5,920          102,712
   Rockwell Automation, Inc. ............................................           2,683           86,500
   Stanley Works ........................................................           2,190           74,679
                                                                                             -------------
                                                                                                   732,944
                                                                                             -------------
MANUFACTURING -- 0.7%
   Domtar Corp. (a) .....................................................          16,404           27,395
   MoHawk Industries, Inc. (a) ..........................................           1,561           67,076
   SPX Corp. ............................................................           1,190           48,255
   Tyco International Ltd. ..............................................           5,529          119,426
   Whirlpool Corp. ......................................................           1,734           71,701
                                                                                             -------------
                                                                                                   333,853
                                                                                             -------------
MEDIA -- 1.1%
   Liberty Media Corp. - Entertainment, Series A (a) ....................           8,496          148,510
   News Corp., Class A (a) ..............................................          32,056          291,390
   News Corp., Class B ..................................................           7,300           69,934
   Time Warner Cable Inc., Class A (a) ..................................           2,681           57,507
                                                                                             -------------
                                                                                                   567,341
                                                                                             -------------
MEDICAL EQUIPMENT & SUPPLIES -- 0.4%
   Boston Scientific Corp. (a) ..........................................          23,812          184,305
                                                                                             -------------
MEDICAL SUPPLIES -- 3.5%
   Covidien Ltd. (b) ....................................................           5,677          205,734
   Johnson & Johnson ....................................................          26,246        1,570,299
                                                                                             -------------
                                                                                                 1,776,033
                                                                                             -------------

MMA Praxis Value Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%, continued
METALS & MINING -- 0.8%
   Nucor Corp. ..........................................................           5,832    $     269,438
   Steel Dynamics, Inc. .................................................           4,754           53,150
   United States Steel Corp. ............................................           2,475           92,070
                                                                                             -------------
                                                                                                   414,658
                                                                                             -------------
MULTIMEDIA -- 2.6%
   The Walt Disney Co. ..................................................          31,566          716,232
   Time Warner, Inc. ....................................................          62,529          629,042
                                                                                             -------------
                                                                                                 1,345,274
                                                                                             -------------
NEWSPAPERS -- 0.2%
   Gannett Co., Inc. ....................................................           4,710           37,680
   The Washington Post Company,  Class B ................................             142           55,416
                                                                                             -------------
                                                                                                    93,096
                                                                                             -------------
OFFICE EQUIPMENT & SERVICES -- 0.3%
   Xerox Corp. ..........................................................          16,880          134,534
                                                                                             -------------
OIL - INTEGRATED -- 2.7%
   ConocoPhillips .......................................................          25,280        1,309,504
   Hess Corp. ...........................................................           1,793           96,177
                                                                                             -------------
                                                                                                 1,405,681
                                                                                             -------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 3.5%
   Anadarko Petroleum Corp. .............................................           8,390          323,435
   Apache Corp. .........................................................           5,846          435,702
   Cabot Oil & Gas Corp. ................................................           1,940           50,440
   Devon Energy Corp. ...................................................           7,319          480,931
   ENSCO International, Inc. ............................................           1,066           30,264
   Murphy Oil Corp. .....................................................           1,096           48,608
   Nabors Industries Ltd. (a)(b) ........................................           3,702           44,313
   National-Oilwell Varco, Inc. (a) .....................................           2,787           68,114
   ONEOK, Inc. ..........................................................           2,681           78,071
   Patterson-UTI Energy, Inc. ...........................................           3,354           38,605
   Pioneer Natural Resources ............................................           2,500           40,450
   Plains Exploration & Production Co. (a) ..............................           2,063           47,944
   Rowan Cos., Inc. .....................................................           1,737           27,618
   The Williams Cos., Inc. ..............................................           6,763           97,928
                                                                                             -------------
                                                                                                 1,812,423
                                                                                             -------------
OIL & GAS OPERATIONS -- 1.4%
   Ashland, Inc. ........................................................           2,585           27,168
   Chesapeake Energy Corp. ..............................................           9,771          157,997
   Cimarex Energy Co. ...................................................           1,729           46,303
   Newfield Exploration Co. (a) .........................................           2,880           56,880
   Noble Energy, Inc. ...................................................           3,173          156,175
   Questar Corp. ........................................................           1,745           57,044
   Sunoco, Inc. .........................................................           2,362          102,653
   XTO Energy, Inc. .....................................................           3,412          120,341
                                                                                             -------------
                                                                                                   724,561
                                                                                             -------------

MMA Praxis Value Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%, continued
OIL & GAS TRANSMISSION -- 0.6%
   El Paso Corp. ........................................................          12,590    $      98,580
   Sempra Energy ........................................................           5,390          229,775
                                                                                             -------------
                                                                                                   328,355
                                                                                             -------------
PAPER PRODUCTS -- 0.5%
   International Paper Co. ..............................................           7,650           90,270
   MeadWestvaco Corp. ...................................................           4,850           54,272
   Weyerhaeuser Co. .....................................................           3,760          115,093
                                                                                             -------------
                                                                                                   259,635
                                                                                             -------------
PHARMACEUTICALS -- 7.4%
   Bristol-Myers Squibb Co. .............................................          33,530          779,573
   Eli Lilly and Co. ....................................................          17,460          703,114
   Forest Laboratories, Inc. (a) ........................................           3,471           88,406
   Hospira, Inc. (a) ....................................................           3,090           82,874
   King Pharmaceuticals, Inc. (a) .......................................           7,944           84,365
   Merck & Co., Inc. ....................................................          37,154        1,129,481
   Mylan Laboratories, Inc. (a) .........................................           6,956           68,795
   Omnicare, Inc. .......................................................           2,634           73,120
   Wyeth ................................................................          22,690          851,101
                                                                                             -------------
                                                                                                 3,860,829
                                                                                             -------------
PRINTING - COMMERCIAL -- 0.1%
   R.R. Donnelley & Sons Co. ............................................           4,380           59,480
                                                                                             -------------
RAILROADS -- 0.6%
   Norfolk Southern Corp. ...............................................           6,609          310,953
                                                                                             -------------
RAW MATERIALS -- 0.3%
   Vulcan Materials Co. .................................................           2,061          143,404
                                                                                             -------------
REAL ESTATE INVESTMENT TRUST -- 1.7%
   Annaly Capital Management, Inc. ......................................           9,607          152,463
   Equity Residential ...................................................           4,980          148,504
   Federal Realty Investment Trust ......................................           1,074           66,674
   HCP, Inc. ............................................................           4,495          124,826
   Kimco Realty Corp. ...................................................           4,490           82,077
   Liberty Property Trust ...............................................           2,156           49,221
   Regency Centers Corp. ................................................           1,634           76,308
   Vornado Realty Trust .................................................           2,485          149,970
                                                                                             -------------
                                                                                                   850,043
                                                                                             -------------
REAL ESTATE OPERATIONS -- 1.4%
   AMB Property Corp. ...................................................           2,150           50,353
   Apartment Investment & Management Co. ................................           2,646           30,561
   AvalonBay Communities, Inc. ..........................................           1,650           99,957
   Boston Properties, Inc. ..............................................           2,165          119,075
   Duke Realty Corp. ....................................................           4,136           45,331
   Forest City Enterprises, Inc., Class A ...............................           2,986           20,006
   Host Hotels & Resorts, Inc. ..........................................           9,452           71,552
   Macerich Co. .........................................................           2,338           42,458

MMA Praxis Value Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.5%, continued
REAL ESTATE OPERATIONS -- 1.4%, continued
   Simon Property Group, Inc. ...........................................           2,040    $     108,385
   SL Green Realty Corp. ................................................           1,482           38,384
   UDR, Inc. ............................................................           3,370           46,472
   Weingarten Realty Investors ..........................................           2,084           43,118
                                                                                             -------------
                                                                                                   715,652
                                                                                             -------------
RECREATIONAL ACTIVITIES -- 0.1%
   Royal Caribbean Cruises Ltd.  (b) ....................................           3,160           43,450
                                                                                             -------------
RECREATIONAL PRODUCTS -- 0.4%
   Hasbro, Inc. .........................................................           2,627           76,630
   Mattel, Inc. .........................................................           8,140          130,240
                                                                                             -------------
                                                                                                   206,870
                                                                                             -------------
RESIDENTIAL BUILDING CONSTRUCTION -- 0.1%
   KB Home ..............................................................           2,902           39,525
                                                                                             -------------
RETAIL -- 2.7%
   Advance Auto Parts, Inc. .............................................           2,915           98,090
   Foot Locker, Inc. ....................................................           3,454           25,352
   Home Depot, Inc. .....................................................          29,533          679,850
   J.C. Penney Co., Inc. ................................................           3,969           78,189
   Limited Brands, Inc. .................................................           7,330           73,593
   Macy's, Inc. .........................................................           8,090           83,732
   Sears Holdings Corp. (a) .............................................           1,339           52,047
   Sherwin-Williams Co. .................................................           2,220          132,645
   The Gap, Inc. ........................................................          10,660          142,737
                                                                                             -------------
                                                                                                 1,366,235
                                                                                             -------------
SAVINGS & LOANS -- 0.2%
   People's United Financial, Inc. ......................................           6,864          122,385
                                                                                             -------------
SEMICONDUCTORS -- 3.3%
   Analog Devices, Inc. .................................................           5,691          108,243
   Intel Corp. ..........................................................          98,686        1,446,737
   Intersil Corp. .......................................................           3,100           28,489
   Xilinx, Inc. .........................................................           6,467          115,242
                                                                                             -------------
                                                                                                 1,698,711
                                                                                             -------------
SOFTWARE & SERVICES -- 0.1%
   Cadence Design Systems, Inc. (a) .....................................           8,575           31,385
                                                                                             -------------
TELECOMMUNICATIONS -- 9.6%
   AT&T, Inc. ...........................................................         103,454        2,948,438
   CenturyTel, Inc. .....................................................           2,630           71,878
   Sprint Nextel Corp. (a) ..............................................          51,519           94,280
   Telephone & Data Systems, Inc. .......................................           1,172           37,211
   Verizon Communications, Inc. .........................................          49,520        1,678,728
   Virgin Media, Inc. ...................................................           7,015           35,005
   Windstream Corp. .....................................................          12,182          112,074
                                                                                             -------------
                                                                                                 4,977,614
                                                                                             -------------

MMA Praxis Value Index Fund

December 31, 2008

                                                                                SHARES/
                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT -- 0.5%
   Embarq Corp. .........................................................           3,100    $     111,476
   Qwest Communications International, Inc. .............................          29,266          106,528
   Tellabs, Inc. (a) ....................................................           9,507           39,169
                                                                                             -------------
                                                                                                   257,173
                                                                                             -------------
UTILITIES -- 0.4%
   DTE Energy Co. .......................................................           2,550           90,958
   MDU Resources Group, Inc. ............................................           2,939           63,424
   National Fuel Gas Co. ................................................           1,408           44,113
                                                                                             -------------
                                                                                                   198,495
                                                                                             -------------
WASTE MANAGEMENT -- 0.4%
   Republic Services, Inc. ..............................................           7,375          182,815
                                                                                             -------------
TOTAL COMMON STOCKS .....................................................                       50,529,600
                                                                                             -------------

SHORT TERM INVESTMENT -- 0.5%
   Northern Institutional Government Select Portfolio, .49% .............         241,527    $     241,527
                                                                                             -------------

CORPORATE NOTES -- 1.5%
COMMUNITY DEVELOPMENT -- 1.5%
   MMA Community Development Investment, Inc., 1.62%, 12/31/09, (c)+ ....         175,000          175,000
   MMA Community Development Investment, Inc., 2.43%, 12/31/09, (c)+ ....         585,000          585,000
                                                                                             -------------
TOTAL CORPORATE NOTES ...................................................                          760,000
                                                                                             -------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 1.6%
   Northern Institutional Liquid Asset Portfolio ........................         814,709    $     814,709
                                                                                             -------------
TOTAL INVESTMENTS (Cost $74,280,834) -- 102.1% ..........................                    $  52,345,836
   Liabilities in excess of other assets -- (2.1%) ......................                       (1,059,400)
                                                                                             -------------
NET ASSETS -- 100.0% ....................................................                    $  51,286,436
                                                                                             =============

----------
(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2008.

(c) Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 1.62% - 7/2002, $175,000 and MMA Community Development Investment, Inc., 2.43% - 12/2001, $585,000. At December 31, 2008, these securities had an aggregate market value of $760,000, representing 1.5% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2008. Date presented reflects next rate change date.

                                                                                              UNREALIZED
FUTURES CONTRACTS PURCHASED                                                   CONTRACTS      DEPRECIATION
                                                                            -------------    -------------
S&P 500 Index Futures Contract, expiring March, 2009
   (underlying face amount  at value $675,075)                                          3    $       1,950

See notes to financial statements.

----------------------------
MMA Praxis Growth Index Fund
----------------------------

MMA Praxis Growth Index Fund

Annual report to shareholders
Portfolio manager's letter

There was no place to hide during the second half of 2008. All equity strategies suffered nearly equally: high quality, low quality, large, small, growth, value, and dividend paying stocks all suffered the same fate as investors sold first and asked questions later. U.S. Treasuries, cash, and coin jar savings were about the only financial assets that didn't go down in value over the last several months.

Growth style indexes tend to have smaller portions of their weight in Financials and Energy, the two sectors that drove the market in opposite directions over the last year or so. In most growth style indexes, technology companies typically represent the largest portion of portfolio assets. In the MMA Praxis Growth Index Fund, for example, the weight of Technology is more than twice as large as Financial and Energy combined.

The Fund's A shares declined 37.34 percent, slightly exceeding the returns of the MSCI Prime Market Growth Index, which declined 38.22 percent during 2008. This slight outperformance was the sum result of positive and negative impacts due to the Fund's screening regime, which tends not to have a significant impact.

As we have explained in the past, the make-up of a typical growth index includes fewer companies subject to MMA's screens as compared to value indexes. As a result, we expect the Fund's performance to more closely match that of the MSCI Prime Market Growth Index over time as compared with the MMA Praxis Value Index Fund's performance relative to its benchmark. This was again the case in 2008.

Chad Horning, CFA(R)
MMA Praxis Growth Index Fund Manager

                                                              ------------------
                                                              Performance review
                                                              ------------------

MMA Praxis Growth Index Fund

Performance review

Total returns as of 12/31/08

                                   [BAR CHART]

                  Inception                   Since
                    Date        1 Year      Inception
                    ----        ------      ---------

Class A            5/1/07       -37.34%      -22.63%
Class A*           5/1/07       -40.65%      -25.07%

Class B            5/1/07       -37.58%      -22.98%
Class B**          5/1/07       -40.07%      -24.84%

Class I            5/1/07       -37.09%      -22.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** Assumes redemption at the end of the stated period. The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

MMA Praxis Growth Index Fund

Performance review

Growth of $10,000 investment 5/1/07 to 12/31/08

                                  [LINE CHART]

                                                                                                                 MSCI US Prime
       Class A*                             Class B                             Class I                         Growth Index(1)
------------------------          --------------------------          --------------------------          -------------------------
Date             Balance          Date               Balance          Date               Balance          Date              Balance
----             -------          ----               -------          ----               -------          ----              -------
5/1/2007           9,479          5/1/2007             9,479          5/1/2007            10,000          5/1/2007           10,000
5/31/2007          9,773          5/31/2007            9,763          5/31/2007           10,300          5/31/2007          10,349
6/30/2007          9,640          6/30/2007            9,621          6/30/2007           10,170          6/30/2007          10,224
7/31/2007          9,441          7/31/2007            9,422          7/31/2007            9,961          7/31/2007          10,065
8/31/2007          9,603          8/31/2007            9,573          8/31/2007           10,131          8/31/2007          10,235
9/30/2007          9,935          9/30/2007            9,906          9/30/2007           10,482          9/30/2007          10,676
10/31/2007        10,277          10/31/2007          10,237          10/31/2007          10,842          10/31/2007         11,020
11/30/2007         9,916          11/30/2007           9,877          11/30/2007          10,472          11/30/2007         10,652
12/31/2007         9,862          12/31/2007           9,823          12/31/2007          10,420          12/31/2007         10,671
1/31/2008          9,103          1/31/2008            9,055          1/31/2008            9,609          1/31/2008           9,827
2/29/2008          8,904          2/29/2008            8,855          2/29/2008            9,410          2/29/2008           9,688
3/31/2008          8,857          3/31/2008            8,799          3/31/2008            9,360          3/31/2008           9,608
4/30/2008          9,312          4/30/2008            9,244          4/30/2008            9,840          4/30/2008          10,169
5/31/2008          9,634          5/31/2008            9,567          5/31/2008           10,180          5/31/2008          10,544
6/30/2008          8,970          6/30/2008            8,903          6/30/2008            9,482          6/30/2008           9,836
7/31/2008          8,866          7/31/2008            8,798          7/31/2008            9,381          7/31/2008           9,659
8/31/2008          8,999          8/31/2008            8,931          8/31/2008            9,522          8/31/2008           9,771
9/30/2008          8,080          9/30/2008            8,011          9/30/2008            8,550          9/30/2008           8,656
10/31/2008         6,676          10/31/2008           6,617          10/31/2008           7,066          10/31/2008          7,124
11/30/2008         6,107          11/30/2008           6,058          11/30/2008           6,465          11/30/2008          6,512
12/31/2008         6,178          12/31/2008           6,132          12/31/2008           6,554          12/31/2008          6,593

This chart represents historical performance of a hypothetical investment of $10,000 in the Growth Index Fund from 5/1/07 to 12/31/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

(1) The MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

                                               ---------------------------------
                                               Schedule of portfolio investments
                                               ---------------------------------

MMA Praxis Growth Index Fund

Schedule of portfolio investments
December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%
ADVERTISING -- 0.2%
   Omnicom Group, Inc. ..................................................           1,414    $      38,065
                                                                                             -------------
ADVERTISING AGENCIES -- 0.1%
   Interpublic Group of Companies, Inc. (a) .............................           1,619            6,411
   Lamar Advertising Co. (a) ............................................             475            5,966
   Monster Worldwide, Inc. (a) ..........................................             805            9,733
                                                                                             -------------
                                                                                                    22,110
                                                                                             -------------
AIRLINES -- 0.4%
   Delta Air Lines, Inc. (a) ............................................           1,719           19,700
   Southwest Airlines Co. ...............................................           4,572           39,410
                                                                                             -------------
                                                                                                    59,110
                                                                                             -------------
APPAREL MANUFACTURERS -- 0.9%
   Coach, Inc. (a) ......................................................           1,527           31,716
   NIKE, Inc., Class B ..................................................           1,666           84,966
   Polo Ralph Lauren Corp. ..............................................             368           16,711
                                                                                             -------------
                                                                                                   133,393
                                                                                             -------------
ASSET MANAGEMENT -- 0.3%
   Franklin Resources, Inc. .............................................             717           45,730
                                                                                             -------------
BANKS -- 1.7%
   Berkshire Hathaway, Inc., Class B (a) ................................              44          141,416
   Hudson City Bancorp, Inc. ............................................           2,458           39,230
   Northern Trust Corp. .................................................             860           44,840
   State Street Corp. ...................................................           1,186           46,645
                                                                                             -------------
                                                                                                   272,131
                                                                                             -------------
BEVERAGES -- 3.5%
   Coca-Cola Company ....................................................           4,412          199,731
   PepsiCo, Inc. ........................................................           6,504          356,224
                                                                                             -------------
                                                                                                   555,955
                                                                                             -------------
BROADCAST SERVICES & PROGRAMMING -- 0.2%
   Liberty Global, Inc. - Series C (a) ..................................             675           10,247
   Liberty Global, Inc., Class A (a) ....................................           1,052           16,747
                                                                                             -------------
                                                                                                    26,994
                                                                                             -------------
BROADCASTING/CABLE -- 1.9%
   Cablevision Systems Corp., Class A ...................................           1,220           20,545
   Comcast Corp. - Special Class A ......................................           3,759           60,708
   Comcast Corp., Class A ...............................................           8,017          135,327
   DIRECTV Group, Inc. (a) ..............................................           2,901           66,462
   DISH Network Corp., Class A (a) ......................................             704            7,807
                                                                                             -------------
                                                                                                   290,849
                                                                                             -------------
BROKERAGE SERVICES -- 1.0%
   Charles Schwab Corp. .................................................           4,466           72,215
   TD Ameritrade Holding Corp. (a) ......................................           1,431           20,392
   The Goldman Sachs Group, Inc. ........................................             833           70,297
                                                                                             -------------
                                                                                                   162,904
                                                                                             -------------

MMA Praxis Growth Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%, continued
BUSINESS SERVICES -- 2.0%
   Accenture Ltd. .......................................................           2,683    $      87,976
   Affiliated Computer Services, Inc. (a) ...............................             557           25,594
   Automatic Data Processing, Inc. ......................................           2,262           88,986
   IntercontinentalExchange, Inc. (a) ...................................             266           21,929
   Iron Mountain, Inc. (a) ..............................................             831           20,551
   Paychex, Inc. ........................................................           1,472           38,684
   Quanta Services, Inc. (a) ............................................           1,121           22,196
                                                                                             -------------
                                                                                                   305,916
                                                                                             -------------
CHEMICALS - GENERAL -- 1.4%
   CF Industries Holdings, Inc. .........................................             190            9,340
   Church & Dwight Co., Inc. ............................................             410           23,009
   Ecolab, Inc. .........................................................           1,098           38,595
   Praxair, Inc. ........................................................           1,341           79,602
   Rohm and Haas Co. ....................................................             501           30,957
   Sigma-Aldrich Corp. ..................................................             778           32,863
                                                                                             -------------
                                                                                                   214,366
                                                                                             -------------
COMMERCIAL SERVICES -- 0.8%
   Equifax, Inc. ........................................................             733           19,439
   Visa, Inc., Class A ..................................................           1,990          104,376
                                                                                             -------------
                                                                                                   123,815
                                                                                             -------------
COMMUNICATIONS SERVICES -- 0.5%
   American Tower Corp. (a) .............................................           1,703           49,932
   Crown Castle International Corp. (a) .................................           1,424           25,034
                                                                                             -------------
                                                                                                    74,966
                                                                                             -------------
COMPUTER STORAGE DEVICES -- 0.6%
   EMC Corp. (a) ........................................................           8,650           90,565
   Micron Technology, Inc. (a) ..........................................           3,642            9,615
                                                                                             -------------
                                                                                                   100,180
                                                                                             -------------
COMPUTERS & PERIPHERALS -- 10.8%
   Apple, Inc. (a) ......................................................           3,748          319,892
   Cisco Systems, Inc. (a) ..............................................          24,708          402,740
   Dell, Inc. (a) .......................................................           7,638           78,213
   Hewlett-Packard Co. ..................................................          10,300          373,787
   International Business Machines Corp. ................................           5,686          478,535
   NetApp, Inc. (a) .....................................................           1,541           21,528
   Teradata Corp. (a) ...................................................           1,023           15,171
                                                                                             -------------
                                                                                                 1,689,866
                                                                                             -------------
CONGLOMERATES -- 1.8%
   3M Co. ...............................................................           2,775          159,674
   Emerson Electric Co. .................................................           3,294          120,593
                                                                                             -------------
                                                                                                   280,267
                                                                                             -------------

MMA Praxis Growth Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%, continued
CONSTRUCTION -- 0.4%
   Fluor Corp. ..........................................................             808    $      36,255
   Joy Global, Inc. .....................................................             474           10,850
   Martin Marietta Materials, Inc. ......................................             198           19,222
                                                                                             -------------
                                                                                                    66,327
                                                                                             -------------
CONSUMER FINANCIAL SERVICES -- 0.8%
   H&R Block, Inc. ......................................................             884           20,084
   MasterCard, Inc., Class A ............................................             374           53,456
   Western Union Co. ....................................................           3,278           47,007
                                                                                             -------------
                                                                                                   120,547
                                                                                             -------------
CONSUMER GOODS & SERVICES -- 3.4%
   Kimberly-Clark Corp. .................................................             666           35,125
   Procter & Gamble Co. .................................................           8,078          499,382
                                                                                             -------------
                                                                                                   534,507
                                                                                             -------------
CONTAINERS - PAPER & PLASTIC -- 0.1%
   Owens-Illinois, Inc. (a) .............................................             811           22,165
                                                                                             -------------
COSMETICS & TOILETRIES -- 1.6%
   Avon Products, Inc. ..................................................           1,991           47,844
   Clorox Co. ...........................................................             649           36,058
   Colgate-Palmolive Co. ................................................           2,202          150,925
   The Estee Lauder Companies, Inc. .....................................             650           20,124
                                                                                             -------------
                                                                                                   254,951
                                                                                             -------------
E-COMMERCE -- 0.9%
   Amazon.com, Inc. (a) .................................................           1,325           67,947
   eBay, Inc. (a) .......................................................           4,670           65,193
   Priceline.com (a) ....................................................             162           11,931
                                                                                             -------------
                                                                                                   145,071
                                                                                             -------------
ELECTRIC UTILITIES -- 0.5%
   AES Corp. (a) ........................................................           2,998           24,704
   Allegheny Energy, Inc. ...............................................             748           25,327
   NRG Energy, Inc. (a) .................................................           1,060           24,730
                                                                                             -------------
                                                                                                    74,761
                                                                                             -------------
ELECTRONIC & ELECTRICAL - GENERAL -- 0.3%
   Cooper Industries Ltd., Class A ......................................             820           23,969
   Harman International Industries, Inc. ................................             547            9,151
   SunPower Corp., Class B (a) ..........................................             252            7,671
                                                                                             -------------
                                                                                                    40,791
                                                                                             -------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.4%
   FLIR Systems, Inc. (a) ...............................................             637           19,543
   Illumina, Inc. (a) ...................................................             726           18,912
   Roper Industries, Inc. ...............................................             485           21,054
                                                                                             -------------
                                                                                                    59,509
                                                                                             -------------

MMA Praxis Growth Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%, continued
FINANCIAL SERVICES -- 0.8%
   CME Group, Inc. ......................................................             252    $      52,444
   Moody's Corp. ........................................................             968           19,447
   NYSE Euronext ........................................................             329            9,008
   T. Rowe Price Group, Inc. ............................................           1,120           39,693
                                                                                             -------------
                                                                                                   120,592
                                                                                             -------------
FOOD PROCESSING -- 1.2%
   Campbell Soup Co. ....................................................             634           19,026
   General Mills, Inc. ..................................................             886           53,825
   H.J. Heinz Co. .......................................................             806           30,306
   Hershey Foods Corp. ..................................................             497           17,266
   Kellogg Co. ..........................................................           1,249           54,768
   Ralcorp Holdings, Inc. (a) ...........................................             298           17,403
                                                                                             -------------
                                                                                                   192,594
                                                                                             -------------
FOOD STORES -- 0.8%
   Kroger Co. ...........................................................           2,583           68,217
   Sysco Corp. ..........................................................           2,811           64,484
                                                                                             -------------
                                                                                                   132,701
                                                                                             -------------
GAS UTILITIES -- 0.1%
   Equitable Resources, Inc. ............................................             522           17,513
                                                                                             -------------
HEALTH CARE SERVICES -- 0.8%
   Covance, Inc. (a) ....................................................             370           17,031
   DaVita, Inc. (a) .....................................................             530           26,272
   Edwards Lifesciences Corp. (a) .......................................             339           18,628
   Laboratory Corp. of America Hldgs. (a) ...............................             566           36,457
   Quest Diagnostics, Inc. ..............................................             639           33,170
                                                                                             -------------
                                                                                                   131,558
                                                                                             -------------
HOTELS & MOTELS -- 0.3%
   Marriott International, Inc., Class A ................................           1,469           28,572
   Starwood Hotels & Resorts Worldwide, Inc. ............................           1,159           20,746
                                                                                             -------------
                                                                                                    49,318
                                                                                             -------------
INDUSTRIAL GOODS -- 0.1%
   Fastenal Co. .........................................................             632           22,025
                                                                                             -------------
INSURANCE -- 2.1%
   Aetna, Inc. ..........................................................           2,102           59,907
   AFLAC, Inc. ..........................................................           2,048           93,880
   Aon Corp. ............................................................             621           28,367
   Coventry Health Care, Inc. (a) .......................................             837           12,455
   Humana, Inc. (a) .....................................................             795           29,638
   The Progressive Corp. ................................................             886           13,122
   WellPoint, Inc. (a) ..................................................           2,133           89,863
                                                                                             -------------
                                                                                                   327,232
                                                                                             -------------
INTERNET INFORMATION PROVIDERS -- 2.4%
   Google, Inc., Class A (a) ............................................           1,012          311,342
   Yahoo!, Inc. (a) .....................................................           5,517           67,307
                                                                                             -------------
                                                                                                   378,649
                                                                                             -------------

MMA Praxis Growth Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%, continued
MACHINERY -- 0.5%
   AGCO Corp. (a) .......................................................             672    $      15,852
   Bucyrus International, Inc. ..........................................             430            7,964
   Deere & Co. ..........................................................             959           36,748
   Flowserve Corp. ......................................................             305           15,708
                                                                                             -------------
                                                                                                    76,272
                                                                                             -------------
MANUFACTURING -- 0.6%
   Cummins, Inc. ........................................................             936           25,019
   PACCAR, Inc. .........................................................           1,464           41,871
   Tyco International Ltd. ..............................................             904           19,526
                                                                                             -------------
                                                                                                    86,416
                                                                                             -------------
MEDIA -- 0.4%
   Discovery Communications, Inc., Class A (a) ..........................             738           10,450
   Discovery Communications, Inc., Class C (a) ..........................             738            9,882
   Viacom, Inc., Class B (a) ............................................           2,305           43,933
                                                                                             -------------
                                                                                                    64,265
                                                                                             -------------
MEDICAL - BIOMEDICAL/GENETIC -- 1.7%
   Amgen, Inc. (a) ......................................................           4,411          254,735
   Myriad Genetics, Inc. (a) ............................................             192           12,722
                                                                                             -------------
                                                                                                   267,457
                                                                                             -------------
MEDICAL EQUIPMENT & SUPPLIES -- 4.9%
   Baxter International, Inc. ...........................................           2,691          144,211
   Becton, Dickinson & Co. ..............................................           1,136           77,691
   C.R. Bard, Inc. ......................................................             518           43,647
   Covidien Ltd. ........................................................           1,059           38,378
   DENTSPLY International, Inc. .........................................             953           26,913
   Hologic, Inc. (a) ....................................................           1,172           15,318
   Intuitive Surgical, Inc. (a) .........................................             173           21,969
   Medtronic, Inc. ......................................................           4,790          150,501
   St. Jude Medical, Inc. (a) ...........................................           1,572           51,813
   Stryker Corp. ........................................................           1,300           51,935
   Thermo Fisher Scientific, Inc. (a) ...................................           1,875           63,881
   Varian Medical Systems, Inc. (a) .....................................             682           23,897
   Waters Corp. (a) .....................................................             530           19,425
   Zimmer Holdings, Inc. (a) ............................................           1,006           40,663
                                                                                             -------------
                                                                                                   770,242
                                                                                             -------------
METALS & MINING -- 0.1%
   Cliffs Natural Resources, Inc. .......................................             335            8,579
                                                                                             -------------
OFFICE EQUIPMENT & SERVICES -- 0.2%
   Pitney Bowes, Inc. ...................................................           1,296           33,022
                                                                                             -------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 1.5%
   ENSCO International Inc. .............................................             485           13,769
   EOG Resources, Inc. ..................................................           1,035           68,910
   Foster Wheeler Ltd. (a) ..............................................             623           14,566

MMA Praxis Growth Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%, continued
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 1.5%, continued
   Petrohawk Energy Corp. (a) ...........................................             947    $      14,802
   Transocean Ltd. (a) ..................................................           1,332           62,937
   XTO Energy, Inc. .....................................................           1,512           53,328
                                                                                             -------------
                                                                                                   228,312
                                                                                             -------------
OIL & GAS OPERATIONS -- 0.8%
   Noble Corp. ..........................................................           1,131           24,950
   Questar Corp. ........................................................             510           16,672
   Southwestern Energy Co. (a) ..........................................           1,474           42,702
   The Williams Companies, Inc. .........................................           1,025           14,842
   Ultra Petroleum Corp. (a) ............................................             638           22,017
                                                                                             -------------
                                                                                                   121,183
                                                                                             -------------
OIL WELL SERVICES & EQUIPMENT -- 0.9%
   Cameron International Corp. (a) ......................................             920           18,860
   Diamond Offshore Drilling, Inc. ......................................             283           16,680
   FMC Technologies, Inc.(a) ............................................             563           13,416
   Helmerich & Payne ....................................................             305            6,939
   Nabors Industries Ltd. (a)(b) ........................................             725            8,678
   National-Oilwell Varco, Inc. (a) .....................................           1,166           28,497
   Smith International, Inc. ............................................             931           21,311
   Weatherford International Ltd. (a) ...................................           2,887           31,237
                                                                                             -------------
                                                                                                   145,618
                                                                                             -------------
OIL, GAS & CONSUMABLE FUELS -- 0.7%
   Denbury Resources, Inc. (a) ..........................................           1,146           12,514
   Hess Corp. ...........................................................             812           43,556
   Murphy Oil Corp. .....................................................             565           25,058
   Range Resources Corp. ................................................             701           24,107
                                                                                             -------------
                                                                                                   105,235
                                                                                             -------------
PHARMACEUTICALS -- 11.7%
   Abbott Laboratories ..................................................           6,268          334,524
   Alexion Pharmaceuticals, Inc. (a) ....................................             383           13,861
   Allergan, Inc. .......................................................           1,365           55,037
   Amylin Pharmaceuticals, Inc. (a) .....................................             704            7,638
   Biogen Idec, Inc. (a) ................................................           1,255           59,776
   Celgene Corp. (a) ....................................................           1,854          102,489
   Cephalon, Inc. (a) ...................................................             411           31,663
   Express Scripts Inc., Class A (a) ....................................             945           51,956
   Forest Laboratories, Inc. (a) ........................................             880           22,414
   Genentech, Inc. (a) ..................................................           1,995          165,405
   Genzyme Corp. (a) ....................................................           1,216           80,706
   Gilead Sciences, Inc. (a) ............................................           3,888          198,832
   Johnson & Johnson ....................................................           5,551          332,117
   McKesson Corp. .......................................................           1,390           53,835
   Perrigo Co. ..........................................................             473           15,283
   Pharmaceutical Product Development, Inc. .............................             813           23,585

MMA Praxis Growth Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%, continued
PHARMACEUTICALS -- 11.7%, continued
   Schering-Plough Corp. ................................................           6,775    $     115,378
   Teva Pharmaceutical Industries Ltd. ADR (b) ..........................             246           10,472
   UnitedHealth Group, Inc. .............................................           5,250          139,650
   Vertex Pharmaceuticals, Inc. (a) .....................................             559           16,982
                                                                                             -------------
                                                                                                 1,831,603
                                                                                             -------------
PRINTING & PUBLISHING -- 0.4%
   Dun & Bradstreet Corp. ...............................................             377           29,104
   McGraw-Hill Companies, Inc. ..........................................           1,405           32,582
                                                                                             -------------
                                                                                                    61,686
                                                                                             -------------
RAILROADS -- 0.4%
   CSX Corp. ............................................................           1,733           56,271
                                                                                             -------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
   Public Storage, Inc. .................................................             574           45,633
   Ventas, Inc. .........................................................             695           23,331
                                                                                             -------------
                                                                                                    68,964
                                                                                             -------------
REAL ESTATE OPERATIONS -- 0.2%
   Simon Property Group, Inc. ...........................................             593           31,506
                                                                                             -------------
RESTAURANTS -- 2.6%
   McDonald's Corp. .....................................................           4,461          277,429
   Starbucks Corp. (a) ..................................................           3,105           29,373
   Tim Hortons, Inc. ....................................................           1,050           30,282
   Yum! Brands, Inc. ....................................................           2,121           66,812
                                                                                             -------------
                                                                                                   403,896
                                                                                             -------------
RETAIL -- 9.2%
   AutoZone, Inc. (a) ...................................................             222           30,962
   Bed Bath & Beyond, Inc. (a) ..........................................           1,359           34,546
   Best Buy Co., Inc. ...................................................           1,581           44,442
   Costco Wholesale Corp. ...............................................           1,913          100,433
   CVS Caremark Corp. ...................................................           6,042          173,647
   Dollar Tree, Inc. (a) ................................................             453           18,935
   Family Dollar Stores, Inc. ...........................................             702           18,301
   GameStop Corp., Class A (a) ..........................................             694           15,032
   Kohl's Corp. (a) .....................................................           1,223           44,273
   Medco Health Solutions, Inc. (a) .....................................           2,136           89,520
   Ross Stores, Inc. ....................................................             592           17,600
   Staples, Inc. ........................................................           3,352           60,068
   Target Corp. .........................................................           3,090          106,698
   TJX Companies, Inc. ..................................................           1,805           37,129
   Walgreen Co. .........................................................           4,314          106,426
   Wal-Mart Stores, Inc. ................................................           9,691          543,277
                                                                                             -------------
                                                                                                 1,441,289
                                                                                             -------------
RETAIL - BUILDING PRODUCTS -- 0.9%
   Lowe's Companies, Inc. ...............................................           6,394          137,599
                                                                                             -------------

MMA Praxis Growth Index Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%, continued
SCHOOLS & EDUCATIONAL SERVICES -- 0.4%
   Apollo Group, Inc. (a) ...............................................             606    $      46,432
   ITT Educational Services, Inc. (a) ...................................             181           17,191
                                                                                             -------------
                                                                                                    63,623
                                                                                             -------------
SEMICONDUCTORS -- 2.1%
   Advanced Micro Devices, Inc. (a) .....................................           4,105            8,867
   Altera Corp. .........................................................           1,794           29,978
   Applied Materials, Inc. ..............................................           5,938           60,152
   Broadcom Corp., Class A (a) ..........................................           2,013           34,161
   First Solar, Inc. (a) ................................................             186           25,661
   Lam Research Corp. (a) ...............................................             691           14,704
   Marvell Technology Group Ltd. (a) ....................................           2,593           17,295
   MEMC Electronic Materials, Inc. (a) ..................................             944           13,480
   National Semiconductor Corp. .........................................           1,190           11,983
   NVIDIA Corp. (a) .....................................................           2,325           18,763
   SunPower Corp., Class A (a) ..........................................             250            9,250
   Texas Instruments, Inc. ..............................................           5,529           85,810
                                                                                             -------------
                                                                                                   330,104
                                                                                             -------------
SOFTWARE & COMPUTER SERVICES -- 7.8%
   Adobe Systems, Inc. (a) ..............................................           2,305           49,073
   Autodesk, Inc. (a) ...................................................           1,014           19,925
   CA, Inc. .............................................................           2,071           38,376
   Citrix Systems, Inc. (a) .............................................             853           20,105
   Cognizant Technology Solutions Corp. (a) .............................           1,407           25,410
   Electronic Arts, Inc. (a) ............................................           1,632           26,177
   Intuit, Inc. (a) .....................................................           1,600           38,064
   McAfee, Inc. (a) .....................................................             846           29,246
   Microsoft Corp. ......................................................          34,257          665,957
   Oracle Corp. (a) .....................................................          17,255          305,932
                                                                                             -------------
                                                                                                 1,218,265
                                                                                             -------------
SOFTWARE & SERVICES -- 1.3%
   Activision Blizzard, Inc. (a) ........................................           2,709           23,406
   Akamai Technologies, Inc. (a) ........................................             755           11,393
   BMC Software, Inc. (a) ...............................................           1,165           31,350
   Fiserv, Inc. (a) .....................................................             777           28,259
   IMS Health, Inc. .....................................................           1,126           17,070
   Red Hat, Inc. (a) ....................................................           1,160           15,335
   Salesforce.com, Inc. (a) .............................................             484           15,493
   Symantec Corp. (a) ...................................................           3,573           48,307
   VeriSign, Inc. (a) ...................................................             922           17,592
                                                                                             -------------
                                                                                                   208,205
                                                                                             -------------
TELECOMMUNICATIONS -- 2.5%
   Corning, Inc. ........................................................           6,701           63,861
   Juniper Networks, Inc. (a) ...........................................           2,413           42,252
   MetroPCS Communications, Inc. (a) ....................................           1,159           17,211

MMA Praxis Growth Index Fund

December 31, 2008

                                                                                SHARES/
                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%, continued
TELECOMMUNICATIONS -- 2.5%, continued
   NII Holdings, Inc., Class B (a) ......................................             998    $      18,144
   Qualcomm, Inc. .......................................................           6,887          246,760
                                                                                             -------------
                                                                                                   388,228
                                                                                             -------------
TRANSPORTATION SERVICES -- 1.4%
   C.H. Robinson Worldwide, Inc. ........................................             806           44,354
   Expeditors International of Washington, Inc. .........................           1,026           34,135
   Fedex Corp. ..........................................................           1,239           79,482
   J.B. Hunt Transport Services, Inc. ...................................             491           12,899
   United Parcel Service, Inc., Class B .................................           1,002           55,270
                                                                                             -------------
                                                                                                   226,140
                                                                                             -------------
TOTAL COMMON STOCKS .....................................................                       15,461,408
                                                                                             -------------

SHORT TERM INVESTMENT -- 1.2%
   Northern Institutional Government Select Portfolio ...................         187,613          187,613
                                                                                             -------------

CORPORATE NOTES -- 1.2%
COMMUNITY DEVELOPMENT -- 1.2%
   MMA Community Development Investment, Inc., 1.62%, 12/31/09, (c)+ ....          35,000           35,000
   MMA Community Development Investment, Inc., 2.43%, 12/31/09, (c)+ ....         155,000          155,000
                                                                                             -------------
TOTAL CORPORATE NOTES ...................................................                          190,000
                                                                                             -------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 0.1%
   Northern Institutional Liquid Asset Portfolio ........................          18,275    $      18,275
                                                                                             -------------
TOTAL INVESTMENTS (Cost $22,692,017) -- 101.2% ..........................                    $  15,857,296
   Liabilities in excess of other assets -- (1.2%) ......................                         (184,681)
                                                                                             -------------
NET ASSETS -- 100.0% ....................................................                    $  15,672,615
                                                                                             =============

----------
(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2008.

(c) Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 1.62% - 12/2001, $35,000 and MMA Community Development Investment, Inc., 2.43% - 12/2001, $155,000. At December 31, 2008, these securities had an aggregate market value of $190,000 representing 1.2% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2008. Date presented reflects next rate change date.

See notes to financial statements.

-----------------------------
MMA Praxis International Fund
-----------------------------

MMA Praxis International Fund

Annual report to shareholders
Portfolio manager's letter

The year ended December 31, 2008, was an extraordinary period in global equity markets. Declines have been exceptional, abnormal, and even record breaking. However, while they have left us with valuations at depressed levels, many stocks are beginning to look attractive and to provide selective worthwhile investment opportunities.

The market declines which had picked up steam in the first half of 2008 continued at a staggering pace during the second half of the year. Over the year, the major global equity indices experienced falls in excess of 40 percent in United States dollar terms with the U.S. markets close behind and volatility at extreme levels. The realization that what had started as a domestic U.S. housing problem had spiraled into a global economic recession hit markets hard. The congressional bailout for the financial sector failed to restore liquidity to the interbank market and Libor-Treasury spreads, while improving, remained high.

The deepening economic difficulties spread globally across all sectors. Job losses, earnings declines, and sharp reductions in earnings forecasts were widely reported. The downward trend drove commodity prices sharply lower with the fall in oil prices being one of the only rays of sunshine for the consumer. By the end of the year oil prices had recorded a decline of over $100 dollars a barrel from their peak reached less than six months earlier. As the year closed, however, equity markets recorded a slight improvement with December experiencing a long-awaited month of positive returns. Foreign markets returned between 6- and 8-percent, in part reflecting the renewed strength of foreign currencies against the dollar.

All sectors and geographic regions in the major international developed, emerging, and small cap indexes, were heavily impacted by the fallout and suffered major losses. Financials and Materials were the weakest performing sectors in the MSCI EAFE index, largely reflecting the continuing impact of the financial industry crisis and the recent decline in commodity prices. Over the year, some of the world's weakest markets were in Europe, the bottom three being Ireland, Finland, and Austria with declines of between 66 percent and 71 percent in U.S. dollar terms.

Strategy

As the market difficulties unfolded, we made major changes to the portfolio that were driven by a combination of top-down considerations at industry and country levels as well as by stock specific influences. We switched the emphasis and weights in Financials significantly by reducing and eliminating exposure to banks that need capital and moving toward companies with strong capital bases and those with little capital needs, such as insurers and stock exchanges. By year end we were overweight in the sector. Telecommunication Services and Health Care also had meaningful, but more modest, increases. Consumer Discretionary, Information Technology, Utilities, and Materials saw the largest reductions. Geographically, the changes in the portfolio structure were more modest, with the largest increase in Japan, offset by the reduction in Emerging Markets, which represented only a small weight by year end. Much of the increased weight in Japan reflected our view that domestic Japanese companies had been the relative safe haven in the recent turmoil as the yen had been strengthening. Within Europe, we had some rotation with Switzerland and Germany seeing additions and Italy, France, Finland, and the Netherlands seeing reductions.

Contributors to performance

Over the year the portfolio slightly outperformed the benchmark index, MSCI EAFE (Net Dividends) Index. Positive contributions came from a range of sectors. Stock outperformance helped both Financials and Consumer Discretionary, two of the weaker sectors, in addition to the sectors' being underweight. While we increased our weight in Financials later in the year, our underweight position, as a whole, combined well with our specific industry emphasis. Geographically, Europe, mainly Switzerland, Germany, Belgium, and Ireland, and Asia ex-Japan, through Australia and Hong Kong, were the notable regions. In a year of significant negative returns in equity markets, elevated cash levels proved positive as did the currency hedges put in place to guard against appreciation in the U.S. dollar mid year.

Detractors from performance

The larger detracting sectors were Energy and Utilities, due to underweights in these stronger performing sectors. In Energy, SRI restrictions resulted in some stock underperformance. Energy is particularly affected with some of the leading performers not eligible for the portfolio. Despite this effect, as of December 31, 2008, the fund's A-share class was able to outperform its benchmark, the MSCI EAFE Index, on a one-year and three-year annualized basis.

Portfolio outlook

By all accounts, 2008 has been a year of extremes in financial and economic markets. The "where were you when..." moments have been plentiful and painful so we will not list them here. Anyone owning virtually any type of asset, for example stocks, bonds, houses, commodities, or cars, has likely seen substantial erosion in price. And here we would like to emphasize the word price versus value.

Unfortunately, it is likely more pain is to come - particularly in the economy. In our view, corporate earnings around the world will decline, unemployment around the world will increase, and capital spending will continue to be under pressure as capacity use declines. In this type of environment, capital preservation has to be at the forefront of an investor's thoughts: avoiding the big losers in the banking or corporate sector and surviving or achieving gains in the next cycle is a desired outcome.

Several of the factors we previously mentioned would likely come into play have indeed become part of the existing environment. We are experiencing huge monetary stimulus, which will now be followed by enormous fiscal stimulus, all within the context of declining inflation. Several elements lead us to believe that although this horror movie will be long, it will have a Hollywood ending.

Despite the concerns about deflation, we are pleased to see that decline in inflation as it provides more room for policy intervention. We also believe that despite the large figures handled to date - with the U.S. $700 billion TARP program - the stimulus response has been moderate in the context of the size of the U.S. and global economies. At about $14 trillion of Gross Domestic Product, a gradual policy response of investment of $700 billion is equivalent to about 5 percent of GDP. Again, much of this was invested in instruments which should provide strong rates of return. Indeed we expect to see a healthy profit by the Federal Reserve as the crisis abates, given their low borrowing cost and high return on the instruments purchased. A U.S. $800 billion fiscal stimulus package is also prudent under the circumstances, again looking at the overall size of the economy. As the economy recovers, tax revenues should increase and help ease future fiscal burdens.

We have moved to an environment that has shifted from private sector to public sector protagonist, but this can only be temporary if we want to preserve the capitalist system. Monetary stimulus will only last as long as we have deflation or little inflation and growth. As soon as concern of inflation surfaces and or growth picks up, monetary stimulus will disappear and we will shift to tightening. For those worried about inflation as a result of monetary policy:
What is given can be taken away very rapidly, so we are more sanguine. Fiscal policy will be limited by the willingness of economic agents to buy government debt at low cost. Now, the cost is extremely low and the willingness to buy is high, as it is still perceived as a low-risk asset. We do expect policy makers will keep providing monetary and fiscal stimulus until it works or bumps up against some of the limitations we mentioned above, thereby increasing the likelihood of ultimate success.

The most important element to note is that as an investor of capital, i.e., a seller of capital, we are working with money, a commodity that now has value in the corporate world. Although yields on Treasuries are very low, corporate debt spreads are still high and equity multiples are low. Equity issuance is virtually nonexistent and very expensive whenever a firm succeeds. That means returns to capital are high and the returns on our investments should be high. In our view, the importance of this point cannot be overstated.

We are interested in the theme of scarcity of capital and the high price of capital in a capital-constrained world. We are actively investing in firms where capital scarcity has improved their operating environment. Property and casualty insurance is one area that uses capital as its raw material and requires a substantial amount of reserves. Consequently, the supply of insurance has suffered, driving up rates to those insurers that have excess capital to place and have strong credit ratings to command premium rates. Indeed, we are seeing reinsurance and retro rates stabilize and increase from already high levels. Given time, and barring major unprovisioned natural catastrophes, returns should be very attractive.

Another interesting theme is embedded in the assessment of the future regulation of financial markets and its impact on existing trading structures. We do not expect the disappearance of derivatives, as these instruments perform a useful function when used as intended. However, given the massive turmoil that was in part caused by the extensive use of unregulated and unreserved derivatives, we expect future regulations will include provisions that will make it more likely for derivatives that previously traded over-the-counter in private transactions to trade on-exchange. This will increase flows to those stock exchanges best equipped to deal in the flow of derivatives. We are invested in several companies we believe will benefit from this trend.

We are also interested in cyclical sectors which are despised and feared by investors most, but which we know will eventually recover, such as employment. We are tracking several employment indicators carefully and fully expect to see significant further declines in employment globally. We also expect that as stimulus takes hold and the crisis abates, employment levels will begin to moderate and recover. We are tracking early indicators of employment as they will assist us in refining our entry points in related stocks such as recruiting firms and consumer-related companies.

We believe there has already been a substantial change in the underlying ownership of certain stocks. Many stocks that are anticipating bad news are now held by longer-term conservative, unleveraged, value investors who will not sell on bad news. In fact, regarding this point we are positioned in companies where we know more bad news is coming, but where we are not interested in selling due to the underlying value. Is anyone invested today in autos expecting good news? Most of the fearful investors have sold.

Greed is an emotion that can cause exhilaration and feed on itself and therefore can be longer-term. Fear is a more exhausting emotion and can be generally remedied more quickly - by selling and raising liquidity levels. The extent of damage from fear has come from the leverage in the system, which is being reduced daily through the deleveraging that has taken place.

Stock prices reflect the value of companies, which is dependant on corporate earnings, which broadly depend on GDP growth. GDP growth, while in a downturn, has not structurally disappeared. Babies are being born, people are still productive, and although we may have a high unemployment rate, potentially reaching 9 percent or more, we still have 91 percent of people working hard to create growth. Only six months ago we were concerned about the pressure emerging market economies were putting on commodity prices, with oil at $147 per barrel. The basis for growth in emerging market economies, as they seek to improve their standard of living, has not disappeared.

Although there is more suffering to come in the short term, the inherent value of many businesses will be intact as we emerge from this crisis, and we hope to be well positioned when we enter the next cycle of growth. This takes us back to the observation we made earlier about distinguishing equity prices and values. With earnings yields of around 7-10 percent, prices are low and values are attractive.

Francis Claro, CFA(R)
Evergreen Investment Management

                                                              ------------------
                                                              Performance review
                                                              ------------------

MMA Praxis International Fund

Performance review

Average annual total returns as of 12/31/08

                                   [BAR CHART]

                  Inception
                    Date        1 Year      3 Year       5 Year     10 Year
                    ----        ------      ------       ------     -------

Class A            5/12/99      -41.01%     -7.20%        0.62%     -1.08%
Class A*           5/12/99      -44.09%     -8.85%       -0.46%     -1.61%

Class B            4/1/97       -41.53%     -7.90%       -0.15%     -1.61%
Class B**          4/1/97       -43.75%     -8.75%       -0.33%     -1.61%

Class I            5/1/06       -40.85%     -6.99%        0.44%     -1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** Assumes redemption at the end of the stated period. The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 4/1/97. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

MMA Praxis International Fund

Performance review

Growth of $10,000 investment 12/31/98 to 12/31/08

                                  [LINE CHART]

       Class A*                             Class B                             Class I                      MSCI EAFE - Index(1)
------------------------          --------------------------          --------------------------          -------------------------
Date             Balance          Date               Balance          Date               Balance          Date              Balance
----             -------          ----               -------          ----               -------          ----              -------
12/31/1998         9,479          12/31/1998          10,000          12/31/1998          10,000          12/31/1998         10,000
3/31/1999          9,675          3/31/1999           10,207          3/31/1999           10,207          3/31/1999          10,146
6/30/1999         10,104          6/30/1999           10,659          6/30/1999           10,659          6/30/1999          10,411
9/30/1999         10,677          9/30/1999           11,243          9/30/1999           11,243          9/30/1999          10,875
12/31/1999        13,503          12/31/1999          14,200          12/31/1999          14,200          12/31/1999         12,729
3/31/2000         13,815          3/31/2000           14,513          3/31/2000           14,513          3/31/2000          12,723
6/30/2000         12,576          6/30/2000           13,192          6/30/2000           13,192          6/30/2000          12,227
9/30/2000         11,575          9/30/2000           12,127          9/30/2000           12,127          9/30/2000          11,247
12/31/2000        10,772          12/31/2000          11,271          12/31/2000          11,271          12/31/2000         10,953
3/31/2001          9,259          3/31/2001            9,676          3/31/2001            9,676          3/31/2001           9,457
6/30/2001          8,803          6/30/2001            9,181          6/30/2001            9,181          6/30/2001           9,374
9/30/2001          7,359          9/30/2001            7,659          9/30/2001            7,659          9/30/2001           8,067
12/31/2001         8,034          12/31/2001           8,351          12/31/2001           8,351          12/31/2001          8,630
3/31/2002          8,129          3/31/2002            8,450          3/31/2002            8,450          3/31/2002           8,679
6/30/2002          7,685          6/30/2002            7,973          6/30/2002            7,973          6/30/2002           8,510
9/30/2002          6,162          9/30/2002            6,386          9/30/2002            6,386          9/30/2002           6,835
12/31/2002         6,484          12/31/2002           6,703          12/31/2002           6,703          12/31/2002          7,278
3/31/2003          5,814          3/31/2003            6,004          3/31/2003            6,004          3/31/2003           6,686
6/30/2003          6,805          6/30/2003            7,018          6/30/2003            7,018          6/30/2003           7,994
9/30/2003          7,252          9/30/2003            7,464          9/30/2003            7,464          9/30/2003           8,648
12/31/2003         8,243          12/31/2003           8,476          12/31/2003           8,494          12/31/2003         10,128
3/31/2004          8,585          3/31/2004            8,804          3/31/2004            8,805          3/31/2004          10,574
6/30/2004          8,296          6/30/2004            8,494          6/30/2004            8,495          6/30/2004          10,620
9/30/2004          8,243          9/30/2004            8,430          9/30/2004            8,431          9/30/2004          10,596
12/31/2004         9,483          12/31/2004           9,679          12/31/2004           9,680          12/31/2004         12,223
3/31/2005          9,421          3/31/2005            9,596          3/31/2005            9,597          3/31/2005          12,211
6/30/2005          9,286          6/30/2005            9,444          6/30/2005            9,445          6/30/2005          12,120
9/30/2005         10,111          9/30/2005           10,269          9/30/2005           10,270          9/30/2005          13,385
12/31/2005        10,636          12/31/2005          10,792          12/31/2005          10,793          12/31/2005         13,937
3/31/2006         11,509          3/31/2006           11,654          3/31/2006           11,655          3/31/2006          15,257
6/30/2006         11,436          6/30/2006           11,563          6/30/2006           11,582          6/30/2006          15,400
9/30/2006         11,704          9/30/2006           11,812          9/30/2006           11,863          9/30/2006          16,014
12/31/2006        12,796          12/31/2006          12,892          12/31/2006          12,991          12/31/2006         17,680
3/31/2007         13,147          3/31/2007           13,223          3/31/2007           13,367          3/31/2007          18,414
6/30/2007         13,973          6/30/2007           14,032          6/30/2007           14,221          6/30/2007          19,642
9/30/2007         14,473          9/30/2007           14,505          9/30/2007           14,730          9/30/2007          20,080
12/31/2007        14,408          12/31/2007          14,419          12/31/2007          14,682          12/31/2007         19,736
3/31/2008         13,249          3/31/2008           13,260          3/31/2008           13,517          3/31/2008          17,996
6/30/2008         12,547          6/30/2008           12,557          6/30/2008           12,805          6/30/2008          17,648
9/30/2008         10,124          9/30/2008           10,133          9/30/2008           10,346          9/30/2008          14,030
12/31/2008         8,499          12/31/2008           8,506          12/31/2008           8,684          12/31/2008         11,238

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 12/31/98 to 12/31/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

Class A Share and Class I Share of this Fund were not in existence prior to 5/12/99 and 5/1/06, respectively. Class A Share performance and Class I Share performance calculated for any period prior to 5/12/99 and 5/1/06 are based on the performance of Class B Share since inception of 4/1/97. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

(1) The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

                                               ---------------------------------
                                               Schedule of portfolio investments
                                               ---------------------------------

MMA Praxis International Fund

Schedule of portfolio investments
December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%
ARGENTINA -- 0.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%
   IRSA Inversiones y Representaciones S.A. (a)(b) ......................          51,510    $     226,644
                                                                                             -------------

AUSTRALIA -- 4.6%
DIVERSIFIED FINANCIALS -- 1.7%
   ASX Ltd. .............................................................          60,636        1,445,977
                                                                                             -------------
INSURANCE -- 1.7%
   AMP Ltd. .............................................................          84,155          327,337
   QBE Insurance Group Ltd. .............................................          61,435        1,132,731
                                                                                             -------------
                                                                                                 1,460,068
                                                                                             -------------
METALS & MINING -- 0.6%
   Centennial Coal Co. Ltd. .............................................         112,853          269,748
   Newcrest Mining Ltd. .................................................           8,944          217,187
                                                                                             -------------
                                                                                                   486,935
                                                                                             -------------
OIL, GAS & CONSUMABLE FUELS -- 0.6%
   Woodside Petroleum Ltd. (a) ..........................................          20,297          535,826
                                                                                             -------------
                                                                                                 3,928,806
                                                                                             -------------

BELGIUM -- 3.3%
BANKS -- 0.4%
   KBC GROEP NV .........................................................          10,465          316,056
                                                                                             -------------
DIVERSIFED TELECOMMUNICATION SERVICES -- 1.3%
   Belgacom .............................................................          28,467        1,093,644
                                                                                             -------------
DIVERSIFIED FINANCIALS -- 1.6%
   Compagnie Nationale a Portefeuille (CNP)/National
   Portefeuille Maatschappij (NPM) ......................................           3,793          185,894
   Groupe Bruxelles Lambert S.A. ........................................          15,063        1,212,702
   Groupe Bruxelles Lambert STR VVPR  (a) ...............................           1,358               17
                                                                                             -------------
                                                                                                 1,398,613
                                                                                             -------------
                                                                                                 2,808,313
                                                                                             -------------

BERMUDA -- 0.2%
INSURANCE -- 0.2%
   RenaissanceRe Holdings Ltd. ..........................................           3,777          194,742
                                                                                             -------------

CANADA -- 2.2%
CHEMICALS -- 0.4%
   Potash Corp. of Saskatchewan, Inc. ...................................           4,242          310,599
                                                                                             -------------
COMMUNICATIONS EQUIPMENT -- 0.2%
   Research In Motion Ltd. (a) ..........................................           4,115          166,987
                                                                                             -------------
METALS & MINING -- 1.6%
   Agnico-Eagle Mines Ltd. (b) ..........................................          10,783          553,491
   Barrick Gold Corp. (b) ...............................................          23,402          860,492
                                                                                             -------------
                                                                                                 1,413,983
                                                                                             -------------
                                                                                                 1,891,569
                                                                                             -------------

MMA Praxis International Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%, continued
CHINA -- 1.6%
ELECTRICAL EQUIPMENT -- 0.3%
   Yingli Green Energy Holding Co. Ltd. ADR (a)(b) ......................          38,854    $     237,009
                                                                                             -------------
INTERNET SOFTWARE & SERVICES -- 1.3%
   Baidu.com, Inc. ADR (a) ..............................................           6,832          892,054
   SINA Corp. (a)(b) ....................................................           9,812          227,148
                                                                                             -------------
                                                                                                 1,119,202
                                                                                             -------------
                                                                                                 1,356,211
                                                                                             -------------

DENMARK -- 1.6%
ELECTRICAL EQUIPMENT -- 1.0%
   Vestas Wind Systems A/S (a) ..........................................          15,096          859,949
                                                                                             -------------
PHARMACEUTICALS -- 0.6%
   Novo Nordisk A/S, Class B ............................................           9,243          470,148
                                                                                             -------------
                                                                                                 1,330,097
                                                                                             -------------

FINLAND -- 1.0%
INSURANCE -- 1.0%
   Sampo Oyj, Class A ...................................................          44,811          852,361
                                                                                             -------------

FRANCE -- 11.7%
BANKS -- 1.0%
   BNP Paribas S.A. .....................................................          15,071          653,758
   Credit Agricole S.A. .................................................          19,075          215,315
                                                                                             -------------
                                                                                                   869,073
                                                                                             -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
   France Telecom S.A. ..................................................          58,779        1,646,452
                                                                                             -------------
ENERGY EQUIPMENT & SERVICES -- 0.5%
   Technip SA ...........................................................          13,204          407,425
                                                                                             -------------
FOOD RETAIL -- 0.1%
   Carrefour S.A. .......................................................           2,279           88,530
                                                                                             -------------
HOTELS, RESTAURANTS & LEISURE -- 2.4%
   Sodexho Alliance S.A. ................................................          35,741        1,996,221
                                                                                             -------------
INSURANCE -- 1.7%
   Axa (b) ..............................................................          32,310          728,813
   CNP Assurances .......................................................           6,408          467,905
   SCOR SE` .............................................................          11,234          260,831
                                                                                             -------------
                                                                                                 1,457,549
                                                                                             -------------
MEDIA -- 2.4%
   Vivendi Universal S.A. ...............................................          63,134        2,067,996
                                                                                             -------------
MULTI LINE RETAIL -- 0.5%
   PPR (b) ..............................................................           6,843          450,269
                                                                                             -------------
MULTI UTILITIES -- 0.1%
   Gaz de France ........................................................           1,617           80,661
                                                                                             -------------
OFFICE ELECTRONICS -- 1.1%
   Neopost S.A. .........................................................           9,781          891,912
                                                                                             -------------
                                                                                                 9,956,088
                                                                                             -------------

MMA Praxis International Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%, continued
GERMANY -- 13.8%
CHEMICALS -- 0.3%
   BASF SE ..............................................................           6,802    $     265,593
                                                                                             -------------
CONSTRUCTION & ENGINEERING -- 0.2%
   Bilfinger Berger AG ..................................................           2,879          154,858
                                                                                             -------------
DIVERSIFIED FINANCIALS -- 2.1%
   Deutsche Boerse AG ...................................................          24,831        1,805,406
                                                                                             -------------
DIVERSIFIED TELECOMMUNICATION SERVICES-- 3.3%
   Deutsche Telekom AG ..................................................         180,998        2,750,132
                                                                                             -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.2%
   Fresenius AG .........................................................          45,808        2,701,581
                                                                                             -------------
INSURANCE -- 3.6%
   Allianz SE ...........................................................           5,316          568,431
   Muenchener Rueckversicherungs-Gesellschaft AG ........................          15,537        2,424,043
                                                                                             -------------
                                                                                                 2,992,474
                                                                                             -------------
MULTI UTILITIES -- 0.4%
   RWE AG ...............................................................           3,597          321,059
                                                                                             -------------
PHARMACEUTICALS -- 0.4%
   Merck KGaA ...........................................................           4,009          360,425
                                                                                             -------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
   Adidas-Salomon AG ....................................................           7,443          285,131
                                                                                             -------------
                                                                                                11,636,659
                                                                                             -------------

GREECE -- 3.1%
BANKS -- 0.4%
   National Bank of Greece SA ...........................................          15,449          288,320
   TT Hellenic Postbank S.A. ............................................           3,260           25,521
                                                                                             -------------
                                                                                                   313,841
                                                                                             -------------
DIVERSIFED TELECOMMUNICATION SERVICES -- 2.2%
    Hellenic Telecommunications Organization SA .........................         113,993        1,903,249
                                                                                             -------------
DIVERSIFIED FINANCIALS -- 0.5%
   Hellenic Exchanges S.A. ..............................................          55,414          434,510
                                                                                             -------------
                                                                                                 2,651,600
                                                                                             -------------

ISRAEL -- 0.4%
PHARMACEUTICALS -- 0.4%
   Teva Pharmaceutical Industries Ltd. ..................................           8,277          352,352
                                                                                             -------------

JAPAN -- 12.3%
BANKS -- 0.7%
   Mitsubishi UFJ Financial Group, Inc. .................................          47,700          299,553
   Mizuho Financial Group, Inc. (b) .....................................              62          176,108
   Sumitomo Mitsui Financial Group, Inc. ................................              27          111,899
                                                                                             -------------
                                                                                                   587,560
                                                                                             -------------

MMA Praxis International Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%, continued
JAPAN -- 12.3%, continued
FOOD RETAIL -- 3.1%
   FamilyMart Co. Ltd. ..................................................          15,400    $     668,246
   Lawson, Inc. .........................................................          19,400        1,117,898
   Sugi Holdings Co. Ltd. (b) ...........................................          33,600          897,457
                                                                                             -------------
                                                                                                 2,683,601
                                                                                             -------------
HOUSEHOLD PRODUCTS -- 0.8%
   Unicharm Corp. .......................................................           8,800          661,492
                                                                                             -------------
INSURANCE -- 2.5%
   Sompo Japan Insurance, Inc. ..........................................         152,600        1,129,021
   T&D Holdings, Inc. ...................................................          23,050          974,805
                                                                                             -------------
                                                                                                 2,103,826
                                                                                             -------------
MEDIA -- 0.7%
   Toho Co. Ltd. (b) ....................................................          29,300          629,971
                                                                                             -------------
OFFICE ELECTRONICS -- 0.3%
   CANON, Inc. ..........................................................           7,500          237,438
                                                                                             -------------
PERSONAL PRODUCTS -- 1.3%
   Shiseido Company Ltd. ................................................          54,000        1,109,586
                                                                                             -------------
PHARMACEUTICALS -- 1.1%
   DAIICHI SANKYO CO. LTD. ..............................................          18,900          446,585
   Shionogi & Co., Ltd. .................................................          17,600          454,145
                                                                                             -------------
                                                                                                   900,730
                                                                                             -------------
ROAD & RAIL -- 0.8%
   Central Japan Railway Co. ............................................              28          242,634
   East Japan Railway Co. ...............................................              56          425,285
                                                                                             -------------
                                                                                                   667,919
                                                                                             -------------
SOFTWARE -- 1.0%
   Nintendo Co. Ltd. ....................................................           1,200          458,203
   Square Enix Co. Ltd. .................................................          12,100          390,114
                                                                                             -------------
                                                                                                   848,317
                                                                                             -------------
                                                                                                10,430,440
                                                                                             -------------

NETHERLANDS -- 5.0%
CHEMICALS -- 0.1%
   Akzo Nobel N.V. ......................................................           3,009          124,730
                                                                                             -------------
DIVERSIFED TELECOMMUNICATION SERVICES -- 2.2%
   Koninklijke (Royal) KPN N.V. .........................................         124,896        1,824,797
                                                                                             -------------
DIVERSIFIED FINANCIALS -- 0.5%
   ING Groep N.V. .......................................................          42,196          466,709
                                                                                             -------------
FOOD PRODUCTS -- 2.2%
   Unilever NV ..........................................................          75,053        1,828,152
                                                                                             -------------
                                                                                                 4,244,388
                                                                                             -------------

NORWAY -- 0.3%
BANKS -- 0.3%
   Dnb NOR ASA ..........................................................          68,665          274,398
                                                                                             -------------

MMA Praxis International Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%, continued
SINGAPORE -- 0.3%
BANKS -- 0.3%
   DBS Group Holdings Ltd. ..............................................          46,000    $     272,518
                                                                                             -------------

SOUTH KOREA -- 0.4%
FOOD PRODUCTS -- 0.4%
   Lotte Confectionary Co. Ltd. .........................................             295          307,974
                                                                                             -------------

SPAIN -- 5.0%
BANKS -- 0.2%
   Banco Santander S.A. .................................................          17,217          167,153
                                                                                             -------------
BIOTECHNOLOGY -- 0.9%
   Grifols S.A. .........................................................          41,473          730,278
                                                                                             -------------
DIVERSIFED TELECOMMUNICATION SERVICES -- 2.0%
   Telefonica S.A. ......................................................          76,676        1,739,288
                                                                                             -------------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
   Bolsas y Mercados Espanoles (b) ......................................          11,035          291,280
   Criteria Caixacorp S.A. ..............................................         105,725          423,865
                                                                                             -------------
                                                                                                   715,145
                                                                                             -------------
ELECTRIC SERVICES -- 0.4%
   Endesa S.A. ..........................................................           8,076          330,545
                                                                                             -------------
SPECIALTY RETAIL -- 0.7%
   Industria de Diseno Textil, S.A. .....................................          13,023          582,801
                                                                                             -------------
                                                                                                 4,265,210
                                                                                             -------------

SWEDEN -- 1.4%
BANKS -- 0.6%
   Svenska Handelsbanken AB, Class A (b) ................................          31,478          526,049
                                                                                             -------------
SPECIALTY RETAIL -- 0.8%
   Hennes & Mauritz AB, Class B (b) .....................................          16,329          656,377
                                                                                             -------------
                                                                                                 1,182,426
                                                                                             -------------

SWITZERLAND -- 13.5%
CAPITAL MARKETS -- 1.4%
   Credit Suisse Group ..................................................          22,684          634,190
   UBS AG (a) ...........................................................          35,533          515,747
                                                                                             -------------
                                                                                                 1,149,937
                                                                                             -------------
DIVERSIFED TELECOMMUNICATION SERVICES -- 1.9%
   Swisscom AG ..........................................................           5,026        1,599,332
                                                                                             -------------
DIVERSIFIED FINANCIALS -- 0.7%
   Pargesa Holding AG ...................................................           8,724          581,647
                                                                                             -------------
ELECTRICAL EQUIPMENT -- 0.3%
   ABB Ltd. .............................................................          16,593          252,441
                                                                                             -------------
FOOD PRODUCTS -- 1.7%
   Lindt & Spruengli AG .................................................              51           95,197
   Nestle S.A. ..........................................................          34,568        1,365,556
                                                                                             -------------
                                                                                                 1,460,753
                                                                                             -------------

MMA Praxis International Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%, continued
SWITZERLAND -- 13.5%, continued
INSURANCE -- 2.3%
   Zurich Financial Services AG .........................................           9,020    $   1,965,988
                                                                                             -------------
LIFE SCIENCES TOOLS & SERVICES -- 1.6%
   Lonza Group AG (b) ...................................................          14,372        1,329,262
                                                                                             -------------
PHARMACEUTICALS -- 2.9%
   Novartis AG ..........................................................          16,320          815,376
   Roche Holding AG .....................................................          10,604        1,637,757
                                                                                             -------------
                                                                                                 2,453,133
                                                                                             -------------
PROFESSIONAL SERVICES -- 0.7%
   SGS SA ...............................................................             532          555,066
                                                                                             -------------
                                                                                                11,347,559
                                                                                             -------------

UNITED KINGDOM -- 12.3%
BANKS -- 1.7%
   Barclays plc .........................................................          45,583          105,144
   HSBC Holdings plc ....................................................          78,685          781,544
   Standard Chartered plc ...............................................          41,460          538,405
                                                                                             -------------
                                                                                                 1,425,093
                                                                                             -------------
CONTAINERS -- 1.3%
   Rexam plc ............................................................         209,111        1,086,191
                                                                                             -------------
FOOD RETAIL -- 0.9%
   Tesco plc ............................................................         150,020          792,762
                                                                                             -------------
HOTELS, RESTAURANTS & LEISURE -- 1.3%
   Compass Group plc ....................................................         214,390        1,085,193
                                                                                             -------------
INSURANCE -- 0.4%
   Amlin plc ............................................................          60,338          318,290
                                                                                             -------------
METALS & MINING -- 0.6%
   Anglo American plc ...................................................           4,032           95,493
   BHP Billiton plc .....................................................          16,040          315,727
   Randgold Resources Ltd. (b) ..........................................           3,048          133,868
                                                                                             -------------
                                                                                                   545,088
                                                                                             -------------
OIL, GAS & CONSUMABLE FUELS -- 3.5%
   BG Group plc .........................................................          60,583          851,021
   BP plc ...............................................................         138,108        1,081,951
   Royal Dutch Shell plc - Class A ......................................          39,278        1,047,283
                                                                                             -------------
                                                                                                 2,980,255
                                                                                             -------------
PHARMACEUTICALS -- 0.7%
   AstraZeneca plc ......................................................          14,585          605,542
                                                                                             -------------
PROFESSIONAL SERVICES -- 1.9%
   Experian Group Ltd. ..................................................         238,323        1,524,937
   Intertek Group plc ...................................................           8,746          101,358
                                                                                             -------------
                                                                                                 1,626,295
                                                                                             -------------
                                                                                                10,464,709
                                                                                             -------------

MMA Praxis International Fund

December 31, 2008

                                                                                SHARES/
                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%, continued
UNITED STATES -- 0.9%
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
   Synthes, Inc. ........................................................           6,344    $     802,534
                                                                                             -------------
TOTAL COMMON STOCKS .....................................................                       80,777,598
                                                                                             -------------

EXCHANGE TRADED FUND -- 0.0%
FRANCE -- 0.0%
   Lyxor ETF DJ Euro Stoxx 50 ...........................................             196            6,738
                                                                                             -------------

RIGHT -- 0.0%
SINGAPORE -- 0.0%
FINANCIAL SERVICES -- 0.0%
   DBS Group Holdings Ltd. (c) ..........................................          23,000                0
                                                                                             -------------

CORPORATE NOTES -- 1.5%
COMMUNITY DEVELOPMENT -- 1.5%
DOMESTIC -- 1.5%
   MMA Community Development Investment, Inc., 1.62%, 12/31/09, (d)+ ....         543,000          543,000
   MMA Community Development Investment, Inc., 2.43%, 12/31/09, (d)+ ....         762,000          762,000
                                                                                             -------------
TOTAL CORPORATE NOTES ...................................................                        1,305,000
                                                                                             -------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING-- 5.4%
   Northern Institutional Liquid Asset Portfolio ........................       4,592,975        4,592,975
                                                                                             -------------
TOTAL INVESTMENTS (Cost $87,132,408) -- 102.1% ..........................                       86,682,311
   Liabilities in excess of other assets -- (2.1%) ......................                       (1,809,040)
                                                                                             -------------
NET ASSETS -- 100.0% ....................................................                    $  84,873,271
                                                                                             =============

----------
(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2008.

(c) Security is valued at it's fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. At December 31, 2008, this security represents 0.0% of net assets.

(d) Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 1.62% - 12/2001, $543,000 and MMA Community Development Investment, Inc., 2.43% - 12/2001, $762,000. At December 31, 2008 these securities had an aggregate market value of $1,305,000, representing 1.5% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2008. Date presented reflects next rate change date.

ADR - American Depositary Receipt

plc - Public Liability Company

See notes to financial statements.

-------------------------
MMA Praxis Small Cap Fund
-------------------------

MMA Praxis Small Cap Fund

Annual report to shareholders
Portfolio managers' letter

The MMA Praxis Small Cap Fund (A shares) declined 32.8 percent versus the Russell 2000's 26.9 percent decline during the second half of 2008. For 2008, the Russell 2000 had its worst performance year ever and it was the worst year for small caps since 1973.

The selling pressure climaxed in October and November as liquidity concerns, limited access to capital, and forced selling as the system deleveraged, forced many market participants to liquidate. The credit crisis, along with the heightened fear and uncertainty, pushed the economy into a deep recession that showed no immediate signs of a bottom. The government continues to pump massive amounts of both fiscal and monetary stimulus into the economy, which will likely result in the economy bottoming in 2009.

Volatility will likely continue into the first half of the year as corporate profits decline sharply and corporate outlooks are lowered. Despite the bleakness of the current economic environment, we remain positive about the outlook for the stock market and believe the market most likely made its low in the fourth quarter of 2008. The massive stimulus being injected into the economy, combined with attractive stock valuations, an oversold market, and extremely negative investor sentiment should result in a more rewarding investment environment going forward.

The market was weak for most of the year, but from mid-September to mid-November, the Russell 2000 lost half of its value. This sell-off was quick, broad, and deep. There were very few places to hide. The Energy, Materials, and Industrial sectors, market leaders of the past few years, were hit the hardest during this period. For 2008, all sectors declined. But the biggest surprise was that the benchmarks' largest sector, Financials, on a relative basis, outperformed in what is the worst credit crisis since the 1930s. The relative outperformance by Financials helped the small value stocks significantly outperform the small growth stocks given the weighting differential in the two areas.

The Fund had a difficult year as our higher quality, better-capitalized, companies were also punished in the markets broad based selling. As we review the year, our biggest performance challenge was Financials. Both stock selection and our decision to underweight the sector, given its relative outperformance, detracted from our overall performance. We're still underweight the benchmark, but began increasing our exposure in the second half of 2008 as we believe the bad news is now being discounted in the stocks. For the year, stock selection in Technology was a bright spot relative to the benchmark. Our focus remains on high quality companies that can internally finance their growth objectives and a portfolio tilt towards an economic recovery should allow us to perform better in 2009.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy will continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio.

The management of our investment process truly maximizes our internal, research-intensive, investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have produced a winning investment strategy, and have us well positioned going forward.

Steven R. Purvis, CFA Co-portfolio Manager
Luther King Capital Management

                                                              ------------------
                                                              Performance review
                                                              ------------------

MMA Praxis Small Cap Fund

Performance review

Total returns as of 12/31/08

                                   [BAR CHART]

                  Inception                   Since
                    Date        1 Year      Inception
                    ----        ------      ---------

Class A            5/1/07       -38.74%      -27.71%
Class A*           5/1/07       -41.97%      -29.99%

Class B            5/1/07       -39.05%      -28.15%
Class B**          5/1/07       -41.49%      -29.89%

Class I            5/1/07       -38.53%      -27.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** Assumes redemption at the end of the stated period. The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

MMA Praxis Small Cap Fund

Performance review

Growth of $10,000 investment 5/1/07 to 12/31/08

                                  [LINE CHART]

                                                                                                                 Russell 2000
       Class A*                             Class B                             Class I                            Index(1)
------------------------          --------------------------          --------------------------          -------------------------
Date             Balance          Date               Balance          Date               Balance          Date              Balance
----             -------          ----               -------          ----               -------          ----              -------
5/1/2007           9,479          5/1/2007             9,479          5/1/2007            10,000          5/1/2007           10,000
5/31/2007          9,706          5/31/2007            9,706          5/31/2007           10,240          5/31/2007          10,410
6/30/2007          9,754          6/30/2007            9,744          6/30/2007           10,290          6/30/2007          10,258
7/31/2007          9,300          7/31/2007            9,289          7/31/2007            9,820          7/31/2007           9,556
8/31/2007          9,290          8/31/2007            9,271          8/31/2007            9,810          8/31/2007           9,773
9/30/2007          9,527          9/30/2007            9,508          9/30/2007           10,060          9/30/2007           9,941
10/31/2007         9,660          10/31/2007           9,632          10/31/2007          10,210          10/31/2007         10,227
11/30/2007         9,024          11/30/2007           8,987          11/30/2007           9,530          11/30/2007          9,492
12/31/2007         9,005          12/31/2007           8,959          12/31/2007           9,509          12/31/2007          9,487
1/31/2008          8,370          1/31/2008            8,333          1/31/2008            8,848          1/31/2008           8,840
2/29/2008          8,237          2/29/2008            8,191          2/29/2008            8,708          2/29/2008           8,512
3/31/2008          8,132          3/31/2008            8,077          3/31/2008            8,599          3/31/2008           8,548
4/30/2008          8,454          4/30/2008            8,399          4/30/2008            8,949          4/30/2008           8,906
5/31/2008          8,815          5/31/2008            8,750          5/31/2008            9,329          5/31/2008           9,314
6/30/2008          8,161          6/30/2008            8,096          6/30/2008            8,639          6/30/2008           8,597
7/31/2008          8,198          7/31/2008            8,134          7/31/2008            8,678          7/31/2008           8,915
8/31/2008          8,321          8/31/2008            8,248          8/31/2008            8,809          8/31/2008           9,237
9/30/2008          7,667          9/30/2008            7,603          9/30/2008            8,118          9/30/2008           8,501
10/31/2008         6,113          10/31/2008           6,058          10/31/2008           6,477          10/31/2008          6,733
11/30/2008         5,213          11/30/2008           5,167          11/30/2008           5,526          11/30/2008          5,936
12/31/2008         5,517          12/31/2008           5,460          12/31/2008           5,846          12/31/2008          6,281

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Fund from 5/1/07 to 12/31/08, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

(1) The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

                                               ---------------------------------
                                               Schedule of portfolio investments
                                               ---------------------------------

MMA Praxis Small Cap Fund

Schedule of portfolio investments
December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.4%
AIR FREIGHT & LOGISTICS -- 2.4%
   Forward Air Corp. ....................................................          10,950    $     265,756
   Pacer International, Inc. ............................................          16,750          174,703
                                                                                             -------------
                                                                                                   440,459
                                                                                             -------------
BIOTECHNOLOGY -- 1.1%
   Parexel International Corp. (a) ......................................          21,100          204,881
                                                                                             -------------
CAPITAL MARKETS -- 2.1%
   KBW, Inc. (a) ........................................................           4,600          105,800
   Lazard Ltd., Class A .................................................           9,500          282,530
                                                                                             -------------
                                                                                                   388,330
                                                                                             -------------
CHEMICALS -- 1.5%
   Calgon Carbon Corp. (a) ..............................................          18,050          277,248
                                                                                             -------------
COMMERCIAL BANKS -- 7.3%
   First Horizon National Corp. .........................................          19,807          209,363
   Glacier Bancorp, Inc. ................................................          12,100          230,142
   PrivateBancorp, Inc. .................................................          10,550          342,453
   Prosperity Bancshares, Inc. ..........................................          12,650          374,313
   Texas Capital Bancshares, Inc. (a) ...................................          12,650          169,004
                                                                                             -------------
                                                                                                 1,325,275
                                                                                             -------------
COMMERCIAL SERVICES & SUPPLIES -- 3.2%
   Copart, Inc. (a) .....................................................           5,800          157,702
   Waste Connections, Inc. (a) ..........................................          13,450          424,617
                                                                                             -------------
                                                                                                   582,319
                                                                                             -------------
COMMUNICATIONS EQUIPMENT -- 2.3%
   F5 Networks, Inc. (a) ................................................           9,300          212,598
   SBA Communications Corp. (a) .........................................          12,700          207,264
                                                                                             -------------
                                                                                                   419,862
                                                                                             -------------
COMPUTERS & PERIPHERALS -- 0.8%
   Brocade Communications Systems, Inc. (a) .............................          52,600          147,280
                                                                                             -------------
CONSUMER FINANCIAL SERVICES -- 2.9%
   Cash America International, Inc. .....................................           8,350          228,373
   First Cash Financial Services, Inc. (a) ..............................          15,200          289,712
                                                                                             -------------
                                                                                                   518,085
                                                                                             -------------
DISTRIBUTORS -- 1.3%
   LKQ Corp. (a) ........................................................          20,600          240,196
                                                                                             -------------
DIVERSIFIED CONSUMER SERVICES -- 5.5%
   Capella Education Co. (a) ............................................           5,800          340,807
   Coinstar, Inc. (a) ...................................................           7,350          143,399
   Grand Canyon Education, Inc. (a) .....................................          12,300          230,994
   K12, Inc. (a) ........................................................          15,150          284,062
                                                                                             -------------
                                                                                                   999,262
                                                                                             -------------
DIVERSIFIED TELECOMMUNICATION -- 1.2%
   Premiere Global Services, Inc. (a) ...................................          24,700          212,667
                                                                                             -------------

MMA Praxis Small Cap Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.4%, continued
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 8.8%
   Baldor Electric Co. ..................................................          10,100    $     180,285
   Franklin Electric Co., Inc. ..........................................           9,000          252,990
   IPG Photonics Corp. (a) ..............................................          11,200          147,616
   Itron, Inc. (a) ......................................................           3,550          226,277
   MTS Systems Corp. ....................................................           6,850          182,484
   National Instruments Corp. ...........................................          10,650          259,433
   Rofin-Sinar Technologies, Inc. (a) ...................................           6,500          133,770
   Trimble Navigation Ltd. (a) ..........................................           8,700          188,007
                                                                                             -------------
                                                                                                 1,570,862
                                                                                             -------------
ENERGY EQUIPMENT & SERVICES -- 3.3%
   Atwood Oceanics, Inc. (a) ............................................           8,200          125,296
   Core Laboratories N.V. (b) ...........................................           2,350          140,671
   Dril-Quip, Inc. (a) ..................................................           8,350          171,259
   Superior Well Services, Inc. (a) .....................................           8,850           88,500
   Willbros Group, Inc. (a)(b) ..........................................           9,700           82,159
                                                                                             -------------
                                                                                                   607,885
                                                                                             -------------
FOOD PRODUCTS -- 1.6%
   Chiquita Brands International, Inc. (a) ..............................          19,300          285,254
                                                                                             -------------
FOOD RETAIL -- 0.6%
   The Andersons, Inc. ..................................................           6,200          102,176
                                                                                             -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 9.0%
   American Medical Systems Holdings, Inc. (a) ..........................          10,600           95,294
   Conceptus, Inc. (a) ..................................................          21,950          334,078
   Haemonetics Corp. (a) ................................................           4,350          245,775
   Immucor, Inc. (a) ....................................................           8,200          217,956
   Meridian Bioscience, Inc. ............................................           4,700          119,709
   MWI Veterinary Supply, Inc. (a) ......................................          11,550          311,388
   Wright Medical Group, Inc. (a) .......................................          14,200          290,106
                                                                                             -------------
                                                                                                 1,614,306
                                                                                             -------------
HEALTH CARE PROVIDERS & SERVICES -- 3.0%
   inVentiv Health, Inc. (a) ............................................          14,800          170,792
   PSS World Medical, Inc. (a) ..........................................          20,250          381,105
                                                                                             -------------
                                                                                                   551,897
                                                                                             -------------
HEALTH CARE TECHNOLOGY -- 0.9%
   Eclipsys Corp. (a) ...................................................          11,900          168,861
                                                                                             -------------
HOTELS, RESTAURANTS & LEISURE -- 0.7%
   Chipotle Mexican Grill, Class A (a) ..................................           2,050          127,059
                                                                                             -------------
HOUSEHOLD DURABLES -- 1.0%
   Tempur-Pedic International, Inc. .....................................          25,650          181,859
                                                                                             -------------
HOUSEHOLD PRODUCTS -- 1.5%
   Rent-A-Center, Inc. (a) ..............................................          15,400          271,810
                                                                                             -------------
INDUSTRIAL CONGLOMERATES -- 0.8%
   Raven Industries, Inc. ...............................................           5,750          138,575
                                                                                             -------------

MMA Praxis Small Cap Fund

December 31, 2008

                                                                                SHARES           VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.4%, continued
INSURANCE -- 2.6%
   Argo Group International Holdings Ltd. (a)(b) ........................          10,359    $     351,377
   Max Capital Group Ltd. ...............................................           7,300          129,210
                                                                                             -------------
                                                                                                   480,587
                                                                                             -------------
INTERNET SOFTWARE & SERVICES -- 1.2%
   Blackboard, Inc. (a) .................................................           8,600          225,578
                                                                                             -------------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
   Charles River Laboratories International, Inc. (a) ...................           5,400          141,480
                                                                                             -------------
MACHINERY -- 3.8%
   CIRCOR International, Inc. ...........................................           4,650          127,875
   CLARCOR, Inc. ........................................................           8,200          272,076
   Kaydon Corp. .........................................................           8,550          293,693
                                                                                             -------------
                                                                                                   693,644
                                                                                             -------------
MARINE -- 1.0%
   Kirby Corp. (a) ......................................................           6,750          184,680
                                                                                             -------------
METALS & MINING -- 2.3%
   Silgan Holdings, Inc. ................................................           8,550          408,776
                                                                                             -------------
OIL, GAS & CONSUMABLE FUELS -- 2.5%
   Concho Resources, Inc. (a) ...........................................           4,300           98,126
   Denbury Resources, Inc. (a) ..........................................          16,100          175,812
   EXCO Resources, Inc. (a) .............................................          20,200          183,012
                                                                                             -------------
                                                                                                   456,950
                                                                                             -------------
PAPER & FOREST PRODUCTS -- 0.1%
   Clearwater Paper Corp. (a) ...........................................           2,800           23,492
                                                                                             -------------
PHARMACEUTICALS -- 0.9%
   Endo Pharmaceuticals Holdings, Inc. (a) ..............................           6,550          169,514
                                                                                             -------------
REAL ESTATE -- 1.4%
   Potlatch Corp. .......................................................           9,800          254,898
                                                                                             -------------
ROAD & RAIL -- 2.4%
   Con-way, Inc. ........................................................           5,950          158,270
   Landstar System, Inc. ................................................           7,250          278,618
                                                                                             -------------
                                                                                                   436,888
                                                                                             -------------
SEMICONDUCTORS -- 1.1%
   FormFactor, Inc. (a) .................................................          13,350          194,910
                                                                                             -------------
SOFTWARE -- 4.6%
   Nuance Communications, Inc. (a) ......................................          25,000          259,000
   TIBCO Software, Inc. (a) .............................................          32,100          166,599
   Wind River Systems, Inc. (a) .........................................          45,850          414,026
                                                                                             -------------
                                                                                                   839,625
                                                                                             -------------
SPECIALTY RETAIL -- 4.4%
   Barnes & Noble, Inc. .................................................           3,000           45,000
   Foot Locker, Inc. ....................................................          25,000          183,500
   Jos. A. Bank Clothiers, Inc. (a) .....................................           8,800          230,120
   Tractor Supply Co. (a) ...............................................           5,800          209,612
   Ulta Salon, Cosmetics & Frangrances, Inc. (a) ........................          15,050          124,614
                                                                                             -------------
                                                                                                   792,846
                                                                                             -------------

MMA Praxis Small Cap Fund

December 31, 2008

                                                                                SHARES/
                                                                               PRINCIPAL
                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------

COMMON STOCKS -- 94.4%, continued
TEXTILES, APPAREL & LUXURY GOODS -- 1.8%
   Phillips-Van Heusen Corp. ............................................           8,200    $     165,066
   Under Armour, Inc., Class A (a) ......................................           6,850          163,304
                                                                                             -------------
                                                                                                   328,370
                                                                                             -------------
TRADING COMPANIES & DISTRIBUTORS -- 0.7%
   WESCO International, Inc. (a) ........................................           6,500          124,995
                                                                                             -------------
TOTAL COMMON STOCKS .....................................................                       17,133,641
                                                                                             -------------

SHORT TERM INVESTMENT -- 4.3%
   Northern Institutional Government Select Portfolio ...................         785,392          785,392
                                                                                             -------------

CORPORATE NOTES -- 1.1%
COMMUNITY DEVELOPMENT -- 1.1%
   MMA Community Development Investment, Inc., 1.62%, 12/31/09, (c)+ ....          80,000           80,000
   MMA Community Development Investment, Inc., 2.43%, 12/31/09, (c)+ ....         120,000          120,000
                                                                                             -------------
TOTAL CORPORATE NOTES ...................................................                          200,000
                                                                                             -------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 1.3%
   Northern Institutional Liquid Asset Portfolio ........................         228,990          228,990
                                                                                             -------------
TOTAL INVESTMENTS (Cost $24,217,506) -- 101.1% ..........................                       18,348,023
   Liabilities in excess of other assets -- (1.1%) ......................                         (192,735)
                                                                                             -------------
NET ASSETS -- 100.0% ....................................................                    $  18,155,288
                                                                                             =============

----------
(a)   Non-income producing securities.

(b)   All or part of this security was on loan, as of December 31, 2008.

(c) Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 1.62% - 12/2001, $80,000 and MMA Community Development Investment, Inc., 2.43% - 12/2001, $120,000. At December 31, 2008, these securities had an aggregate market value of $200,000 representing 1.1% of net assets.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2008. Date presented reflects next rate change date.

See notes to financial statements.

                                              ----------------------------------
                                              Statements of assets & liabilities
                                              ----------------------------------

MMA Praxis Funds

Statements of assets & liabilities
December 31, 2008

                                                                      Intermediate     Core             Value
                                                                      Income Fund      Stock Fund       Index Fund
                                                                      --------------   --------------   --------------
Assets
Investment securities, at cost ....................................   $  235,065,644   $  243,444,059   $   74,280,834
                                                                      --------------   --------------   --------------
Investment securities, at market value - including $10,120,508;
  $4,487,202, and $805,492 of securities loaned for the
  Intermediate Income Fund, the Core Stock Fund, and
  the Value Index Fund, respectively ..............................   $  228,344,766   $  168,637,026   $   51,585,836
Investments in affiliates .........................................        2,515,000        2,935,000          760,000
Cash held as collateral for futures contracts .....................               --          279,000           74,250
Receivable for variation margin on futures contracts ..............               --           35,700            8,925
Receivable for investments sold ...................................            9,056           97,436               --
Receivable for capital shares sold ................................           46,269        1,830,425          170,958
Receivable for dividends and interest .............................        2,032,300           96,959          150,194
Receivable for tax reclaims .......................................               --           21,170               --
Prepaid expenses ..................................................           15,672           11,102            8,459
                                                                      --------------   --------------   --------------
Total Assets ......................................................      232,963,063      173,943,818       52,758,622
                                                                      --------------   --------------   --------------

Liabilities
Bank overdraft ....................................................               --           19,851               --
Distributions payable to shareholders .............................          445,637          158,430          292,966
Payable for capital shares redeemed ...............................        2,286,892          149,636           68,210
Payable for investments purchased .................................          561,657               --          194,424
Payable for securities loaned .....................................       10,556,274        4,590,687          814,709
Accrued expenses and other payables:
  Investment advisory fees ........................................           68,333          122,761            7,315
  Affiliates ......................................................           80,891           53,350           15,740
  Distribution fees ...............................................           28,360           36,354           13,282
  Trustee fees ....................................................           10,992           17,904           12,751
  Other ...........................................................          102,787          118,416           52,789
                                                                      --------------   --------------   --------------
Total Liabilities .................................................       14,141,823        5,267,389        1,472,186
                                                                      --------------   --------------   --------------

Net Assets ........................................................   $  218,821,240   $  168,676,429   $   51,286,436
                                                                      ==============   ==============   ==============

Components of Net Assets
Paid-in capital ...................................................   $  226,219,521   $  256,077,649   $   79,822,258
Accumulated (distributions in excess of)
  net investment income ...........................................          (35,513)        (162,699)          42,039
Accumulated net realized losses on investments
  and foreign currency transactions ...............................       (3,156,890)     (15,366,488)      (6,642,863)
Net unrealized depreciation on investments
  and foreign currency transactions ...............................       (4,205,878)     (71,864,233)     (21,933,048)
Net unrealized depreciation on futures contracts ..................               --           (7,800)          (1,950)
                                                                      --------------   --------------   --------------
Net Assets ........................................................   $  218,821,240   $  168,676,429   $   51,286,436
                                                                      ==============   ==============   ==============

MMA Praxis Funds

December 31, 2008

                                                                      Intermediate     Core             Value
                                                                      Income Fund      Stock Fund       Index Fund
                                                                      --------------   --------------   --------------
Pricing of Class A Shares
Net assets attributable to Class A shares .........................   $   49,693,474   $   55,150,975   $   20,019,405
                                                                      ==============   ==============   ==============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ...........        5,165,932        6,271,010        3,449,231
                                                                      ==============   ==============   ==============
Net asset value and redemption price per share ....................   $         9.62   $         8.79   $         5.80
                                                                      ==============   ==============   ==============
Maximum sales charge ..............................................             3.75%            5.25%            5.25%
                                                                      ==============   ==============   ==============
Maximum offering price per share
  [(100%/(100%-Maximum Sales Charge))
  of net asset value adjusted to the nearest cent] ................   $         9.99   $         9.28   $         6.12
                                                                      ==============   ==============   ==============

Pricing of Class B Shares
Net assets attributable to Class B shares .........................   $   15,795,539   $   22,705,845   $    6,373,623
                                                                      ==============   ==============   ==============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ...........        1,639,973        2,708,151        1,098,705
                                                                      ==============   ==============   ==============
Net asset value, offering price and
  redemption price per share (A) ..................................   $         9.63   $         8.38   $         5.80
                                                                      ==============   ==============   ==============

Pricing of Class I Shares
Net assets attributable to Class I shares .........................   $  153,332,227   $   90,819,609   $   24,893,408
                                                                      ==============   ==============   ==============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ...........       15,952,120       10,276,983        4,310,831
                                                                      ==============   ==============   ==============
Net asset value, offering price and redemption price per share ....   $         9.61   $         8.84   $         5.77
                                                                      ==============   ==============   ==============

(A)   Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Statements of assets & liabilities
December 31, 2008

                                                                      Growth           International    Small Cap
                                                                      Index Fund       Fund             Fund
                                                                      --------------   --------------   --------------
Assets
Investment securities, at cost ....................................   $   22,692,017   $   87,132,408   $   24,217,506
                                                                      ==============   ==============   ==============
Investment securities, at market value - including $18,154;
  $4,456,284, and $227,375 of securities loaned for
  the Growth Index Fund, the International Fund,
  and the Small Cap Fund, respectively.. ..........................   $   15,667,296   $   85,377,311   $   18,148,023
Investments in affiliates .........................................          190,000        1,305,000          200,000
Cash ..............................................................               --        2,572,271               --
Foreign currency, at value (cost $974,381) ........................               --        1,034,406               --
Foreign currency contracts receivable .............................               --          332,234               --
Unrealized appreciation on foreign forward
  currency exchange contracts .....................................               --        2,804,186               --
Receivable for capital shares sold ................................           54,717           16,088           91,133
Receivable for dividends and interest .............................           16,445           67,962           10,209
Receivable for tax reclaims .......................................               --          330,646               --
Prepaid expenses ..................................................            9,375            8,128            8,862
                                                                      --------------   --------------   --------------
Total Assets ......................................................       15,937,833       93,848,232       18,458,227
                                                                      --------------   --------------   --------------

Liabilities
Distributions payable to shareholders .............................           15,196               --               --
Payable for capital shares redeemed ...............................           10,079          449,493           41,627
Payable for investments purchased .................................          180,249        1,602,507               --
Payable for securities loaned .....................................           18,275        4,592,975          228,990
Unrealized depreciation on foreign
  currency exchange contracts .....................................               --        2,038,392               --
Accrued expenses and other payables:
  Investment advisory fees ........................................            4,514           59,797            6,618
  Affiliates ......................................................            6,393           26,752            7,655
  Distribution fees ...............................................              621           18,345            1,131
  Trustee fees ....................................................            9,087            9,936            7,154
  Other ...........................................................           20,804          176,764            9,764
                                                                      --------------   --------------   --------------
Total Liabilities .................................................          265,218        8,974,961          302,939
                                                                      --------------   --------------   --------------

Net Assets ........................................................   $   15,672,615   $   84,873,271   $   18,155,288
                                                                      ==============   ==============   ==============

Components of Net Assets
Paid-in capital ...................................................   $   25,368,847   $  106,117,424   $   28,777,353
Distributions in excess of net investment income ..................           (1,019)      (1,334,987)              --
Accumulated net realized losses on investments
  and foreign currency transactions ...............................       (2,860,492)     (19,459,069)      (4,752,582)
Net unrealized depreciation on investments
  and foreign currency transactions ...............................       (6,834,721)        (450,097)      (5,869,483)
                                                                      --------------   --------------   --------------
Net Assets ........................................................   $   15,672,615   $   84,873,271   $   18,155,288
                                                                      ==============   ==============   ==============

MMA Praxis Funds

December 31, 2008

                                                                      Growth           International    Small Cap
                                                                      Index Fund       Fund             Fund
                                                                      --------------   --------------   --------------

Pricing of Class A Shares

Net assets attributable to Class A shares .........................   $    2,504,074   $   26,004,949   $    2,307,307
                                                                      ==============   ==============   ==============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ...........          385,044        3,021,307          396,556
                                                                      ==============   ==============   ==============
Net asset value and redemption price per share ....................   $         6.50   $         8.61   $         5.82
                                                                      ==============   ==============   ==============
Maximum sales charge ..............................................             5.25%            5.25%            5.25%
                                                                      ==============   ==============   ==============
Maximum offering price per share
  [(100%/(100%-Maximum Sales Charge))
  of net asset value adjusted to the nearest cent] ................   $         6.86   $         9.09   $         6.14
                                                                      ==============   ==============   ==============

Pricing of Class B Shares
Net assets attributable to Class B shares .........................   $      780,313   $   10,037,971   $      455,710
                                                                      ==============   ==============   ==============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ...........          120,856        1,192,952           79,114
                                                                      ==============   ==============   ==============
Net asset value, offering price and
  redemption price per share (A) ..................................   $         6.46   $         8.41   $         5.76
                                                                      ==============   ==============   ==============

Pricing of Class I Shares
Net assets attributable to Class I shares .........................   $   12,388,228   $   48,830,351   $   15,392,271
                                                                      ==============   ==============   ==============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) ...........        1,904,139        5,674,638        2,637,104
                                                                      ==============   ==============   ==============
Net asset value, offering price and redemption price per share ....   $         6.51   $         8.61   $         5.84
                                                                      ==============   ==============   ==============

(A)   Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

                                                        ------------------------
                                                        Statements of operations
                                                        ------------------------

MMA Praxis Funds

Statements of operations
For the year ended December 31, 2008

                                                                      Intermediate     Core             Value
                                                                      Income Fund      Stock Fund       Index Fund
                                                                      --------------   --------------   --------------
Investment Income
Dividends .........................................................   $      114,380   $    3,961,407   $    2,040,704
Foreign tax withholding ...........................................               --          (38,363)            (165)
Interest ..........................................................       13,636,087          141,700            6,845
Income from securities lending ....................................           17,771           18,972            2,165
Interest from affiliates ..........................................           67,552           91,365           18,240
                                                                      --------------   --------------   --------------
Total Investment Income ...........................................       13,835,790        4,175,081        2,067,789
                                                                      --------------   --------------   --------------

Expenses
Investment advisory fees ..........................................        1,032,962        1,789,116          186,481
Administration fees ...............................................          361,554          338,574           86,970
Distribution fees - Class A .......................................          125,169          201,848           62,810
Distribution fees - Class B .......................................          136,384          281,744           70,826
Shareholder servicing fees - Class A ..............................          125,169          201,848           62,810
Shareholder servicing fees - Class B ..............................           45,461           93,915           23,609
Transfer agent fees - Class A .....................................           11,099           28,585           10,797
Transfer agent fees - Class B .....................................            8,735           18,811            5,460
Transfer agent fees - Class I .....................................               41               36               29
Registration fees - Class A .......................................            4,986            9,890           10,358
Registration fees - Class B .......................................            3,447            5,880            7,033
Registration fees - Class I .......................................               --            7,424            5,140
Shareholder report printing fees - Class A ........................           16,065           12,652           16,335
Shareholder report printing fees - Class B ........................           10,040           10,340            8,502
Shareholder report printing fees - Class I ........................              722              685              215
Professional fees .................................................          123,401           82,098           26,882
Custodian fees ....................................................           22,850           36,854            5,572
Trustees' fees and expenses .......................................           13,383           22,186           19,609
Other expenses ....................................................           97,747          145,098           62,089
                                                                      --------------   --------------   --------------
Total Expenses Before Reductions/Reimbursements ...................        2,139,215        3,287,584          671,527
Expenses waived by Investment Adviser .............................          (99,191)              --          (24,950)
Expenses reduced by Distributor ...................................         (170,630)        (239,413)         (81,696)
                                                                      --------------   --------------   --------------
Net Expenses ......................................................        1,869,394        3,048,171          564,881
                                                                      --------------   --------------   --------------

Net Investment Income .............................................       11,966,396        1,126,910        1,502,908
                                                                      ==============   ==============   ==============

Realized and Unrealized Losses on Investments
Net realized losses on investments and
  foreign currency transactions ...................................          (74,690)     (16,900,843)      (6,003,619)
Change in unrealized appreciation/depreciation of investments
  and foreign currency translations during the year ...............       (5,115,135)    (100,862,672)     (26,222,764)
Change in unrealized appreciation/depreciation
  of futures contracts during the year ............................               --           (4,637)          (1,375)
                                                                      --------------   --------------   --------------
Net Realized and Unrealized Losses on Investments
  and Foreign Currency Transactions ...............................       (5,189,825)    (117,768,152)     (32,227,758)
                                                                      --------------   --------------   --------------

Net Change in Net Assets from Operations ..........................   $    6,776,571   $ (116,641,242)  $  (30,724,850)
                                                                      ==============   ==============   ==============

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Statements of operations
For the year ended December 31, 2008

                                                                      Growth           International    Small Cap
                                                                      Index Fund       Fund             Fund
                                                                      --------------   --------------   --------------
Investment Income
Dividends .........................................................   $      252,314   $    4,139,052   $      138,241
Foreign tax withholding ...........................................               --         (599,869)              --
Interest ..........................................................            1,762            9,000           42,519
Income from securities lending ....................................              110           33,397            2,464
Interest from affiliates ..........................................            5,400           40,684            4,288
                                                                      --------------   --------------   --------------
Total Investment Income ...........................................          259,586        3,622,264          187,512
                                                                      --------------   --------------   --------------

Expenses
Investment advisory fees ..........................................           70,738        1,123,205          170,434
Administration fees ...............................................           33,011          174,832           28,071
Distribution fees - Class A .......................................            7,424           98,564            5,528
Distribution fees - Class B .......................................            6,686          119,255            3,728
Shareholder servicing fees - Class A ..............................            7,424           98,564            5,528
Shareholder servicing fees - Class B ..............................            2,229           39,752            1,243
Transfer agent fees - Class A .....................................            2,112           15,263            1,867
Transfer agent fees - Class B .....................................            1,064           10,672              799
Transfer agent fees - Class I .....................................               22               33               17
Registration fees - Class A .......................................            7,379            8,848            6,955
Registration fees - Class B .......................................            3,068            6,751            2,845
Registration fees - Class I .......................................            9,758            8,444            7,572
Shareholder report printing fees - Class A ........................            2,486           17,493            2,531
Shareholder report printing fees - Class B ........................            1,296           13,255            1,394
Shareholder report printing fees - Class I ........................              883              559            1,274
Trustees' fees and expenses .......................................           16,062           18,699           22,062
DDA fees ..........................................................           12,833               --               --
Professional fees .................................................            9,522           66,831            3,405
Custodian fees ....................................................            1,567          115,831            1,204
Other expenses ....................................................           12,086          133,804           19,222
                                                                      --------------   --------------   --------------
Total Expenses Before Reductions/Reimbursements ...................          207,650        2,070,655          285,679
Expenses waived by Investment Adviser .............................          (31,734)          (4,106)         (26,019)
Expenses reduced by Distributor ...................................           (9,140)        (114,464)          (6,025)
                                                                      --------------   --------------   --------------
Net Expenses ......................................................          166,776        1,952,085          253,635
                                                                      --------------   --------------   --------------

Net Investment Income (Loss) ......................................           92,810        1,670,179          (66,123)
                                                                      ==============   ==============   ==============

Realized and Unrealized Losses on Investments
Net realized losses on investments
  and foreign currency transactions ...............................       (4,027,027)     (18,859,217)      (4,597,930)
Change in unrealized appreciation/depreciation of investments
  and foreign currency translations during the year ...............       (6,294,703)     (45,291,217)      (5,021,850)
                                                                      --------------   --------------   --------------
Net Realized and Unrealized Losses on Investments
  and Foreign Currency Transactions ...............................      (10,321,730)     (64,150,434)      (9,619,780)
                                                                      --------------   --------------   --------------

Net Change in Net Assets from Operations ..........................   $  (10,228,920)  $  (62,480,255)  $   (9,685,903)
                                                                      ==============   ==============   ==============

See accompanying Notes to Financial Statements.

MMA Praxis Intermediate Income Fund

Statements of changes in net assets

                                      Intermediate Income Fund            Core Stock Fund                Value Index Fund
                                   -----------------------------   -----------------------------   -----------------------------
                                   For the Year    For the Year    For the Year    For the Year    For the Year    For the Year
                                   Ended           Ended           Ended           Ended           Ended           Ended
                                   December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                   2008            2007            2008            2007            2008            2007
================================================================================================================================
From Operations
Net investment income ...........  $  11,966,396   $  12,075,717   $   1,126,910   $   2,957,466   $   1,502,908   $   1,359,824
Net realized gains (losses)
  from security transactions ....        (74,690)        991,254     (16,900,843)      8,003,375      (6,003,619)      2,801,020
Net change in unrealized
  appreciation/depreciation
  on investments, foreign
  currency translations and
  futures contracts .............     (5,115,135)      3,344,111    (100,867,309)    (12,163,023)    (26,224,139)     (9,511,281)
                                   -------------   -------------   -------------   -------------   -------------   -------------
Net Change in Net Assets
  from Operations ...............      6,776,571      16,411,082    (116,641,242)     (1,202,182)    (30,724,850)     (5,350,437)
                                   -------------   -------------   -------------   -------------   -------------   -------------

Distributions to
  Shareholders
From net investment
  income - Class A ..............     (2,337,563)     (2,027,920)       (308,208)       (952,650)       (578,462)       (540,297)
From net investment
  income - Class B ..............       (767,959)       (925,859)             --        (150,524)       (139,543)       (167,052)
From net investment
  income - Class I ..............     (9,293,736)     (9,899,152)       (745,527)     (2,008,694)       (749,372)       (657,805)
From net realized gains
  on investments - Class A ......             --              --              --      (1,852,090)       (351,774)       (943,723)
From net realized gains
  on investments - Class B ......             --              --              --      (1,024,191)       (112,426)       (415,980)
From net realized gains
  on investments - Class I ......             --              --              --      (2,916,972)       (444,637)       (999,025)
                                   -------------   -------------   -------------   -------------   -------------   -------------
Decrease in Net Assets from
  Distributions to
  Shareholders ..................    (12,399,258)    (12,852,931)     (1,053,735)     (8,905,121)     (2,376,214)     (3,723,882)
                                   -------------   -------------   -------------   -------------   -------------   -------------

Change in Net Assets
  from Capital Transactions .....    (57,912,102)      5,400,455     (25,935,164)    (20,308,484)     13,880,779      16,286,095
                                   -------------   -------------   -------------   -------------   -------------   -------------

Total Increase (Decrease)
  in Net Assets .................    (63,534,789)      8,958,606    (143,630,141)    (30,415,787)    (19,220,285)      7,211,776

Net Assets
  Beginning of year .............    282,356,029     273,397,423     312,306,570     342,722,357      70,506,721      63,294,945
                                   -------------   -------------   -------------   -------------   -------------   -------------
  End of year ...................  $ 218,821,240   $ 282,356,029   $ 168,676,429   $ 312,306,570   $  51,286,436   $  70,506,721
                                   =============   =============   =============   =============   =============   =============

Accumulated (Distributions
  in Excess of) Net
  Investment Income .............  $     (35,513)  $        (152)  $    (162,699)  $    (309,513)  $      42,039   $       8,584
                                   =============   =============   =============   =============   =============   =============

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Statements of changes in net assets

                                            Growth Index Fund               International Fund               Small Cap Fund
                                      -----------------------------   -----------------------------   -----------------------------
                                      For the Year    For the Period  For the Year    For the Year    For the Year    For the Period
                                      Ended           Ended           Ended           Ended           Ended           Ended
                                      December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                      2008            2007(a)         2008            2007            2008            2007(a)
===================================================================================================================================
From Operations
Net investment income ..............  $      92,810   $      12,216   $   1,670,179   $   1,617,970   $     (66,123)  $      13,709
Net realized gains (losses)
  from security transactions .......     (4,027,027)        (37,356)    (18,859,217)     15,823,897      (4,597,930)       (157,791)
Net change in unrealized
  appreciation/depreciation
  on investments ...................     (6,294,703)       (540,018)    (45,291,217)      3,764,696      (5,021,850)       (847,633)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net Change in Net Assets
  from Operations ..................    (10,228,920)       (565,158)    (62,480,255)     21,206,563      (9,685,903)       (991,715)
                                      -------------   -------------   -------------   -------------   -------------   -------------

Distributions to
  Shareholders
From net investment
  income - Class A .................         (6,308)             --        (460,064)       (674,131)             --              --
From net investment
  income - Class B .................           (840)             --        (127,793)       (172,308)             --              --
From net investment
  income - Class I .................        (85,390)        (11,747)       (851,080)     (1,919,613)             --         (14,506)
From net realized gains
  on investments - Class A .........             --            (571)     (1,071,269)     (1,204,979)             --              --
From net realized gains
  on investments - Class B .........             --            (159)       (416,502)       (540,811)             --              --
From net realized gains
  on investments - Class I .........             --          (6,286)     (1,999,000)     (2,732,636)             --              --
From return of capital - Class A ...             --              --         (67,747)             --              --              --
From return of capital - Class B ...             --              --         (18,818)             --              --              --
From return of capital - Class I ...             --              --        (125,327)             --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
Decrease in Net Assets from
  Distributions to
  Shareholders .....................        (92,538)        (18,763)     (5,137,600)     (7,244,478)             --         (14,506)
                                      -------------   -------------   -------------   -------------   -------------   -------------

Change in Net Assets
  from Capital Transactions ........     (1,057,862)     27,635,856     (30,585,816)      1,493,703      10,667,638      18,179,774
                                      -------------   -------------   -------------   -------------   -------------   -------------

Total Increase (Decrease)
  in Net Assets ....................    (11,379,320)     27,051,935     (98,203,671)     15,455,788         981,735      17,173,553

Net Assets
Beginning of period ................     27,051,935              --     183,076,942     167,621,154      17,173,553              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
End of period ......................  $  15,672,615   $  27,051,935   $  84,873,271   $ 183,076,942   $  18,155,288   $  17,173,553
                                      =============   =============   =============   =============   =============   =============

Accumulated (Distributions in
 Excess of) Net Investment
  Income ...........................  $      (1,019)  $         449   $  (1,334,988)  $  (1,727,083)  $          --   $          --
                                      =============   =============   =============   =============   =============   =============

(a) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See accompanying Notes to Financial Statements.

                                                            --------------------
                                                            Financial highlights
                                                            --------------------

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the year indicated.

                                                           Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                           December 31,   December 31,   December 31,   December 31,   December 31,
MMA Praxis Intermediate Income Fund - Class A              2008           2007           2006           2005           2004
====================================================================================================================================
Net asset value at beginning of year ....................  $      9.78    $      9.66    $      9.73    $      9.95    $      9.99
                                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income .................................         0.45           0.41           0.38           0.37           0.39
  Net realized and unrealized gains
    (losses) on investments .............................        (0.16)          0.15          (0.04)         (0.19)         (0.02)
                                                           -----------    -----------    -----------    -----------    -----------
Total from investment operations ........................         0.29           0.56           0.34           0.18           0.37
                                                           -----------    -----------    -----------    -----------    -----------
Less Distributions:
  Dividends from net investment income ..................        (0.45)         (0.44)         (0.41)         (0.40)         (0.41)
                                                           -----------    -----------    -----------    -----------    -----------
Paid-in capital from redemption fees (a) ................           --             --             --             --             --
                                                           -----------    -----------    -----------    -----------    -----------
Net asset value at end of year ..........................  $      9.62    $      9.78    $      9.66    $      9.73    $      9.95
                                                           ===========    ===========    ===========    ===========    ===========
Total return (excludes sales charge) ....................         3.09%          5.91%          3.63%          1.82%          3.77%
                                                           ===========    ===========    ===========    ===========    ===========
Net assets at end of year (000s) ........................  $    49,693    $    48,951    $    41,350    $   239,583    $   231,369
                                                           ===========    ===========    ===========    ===========    ===========
Ratio of net expenses to average net assets .............         0.88%          0.88%          0.93%          0.94%          0.91%
Ratio of net investment income to average net assets ....         4.49%          4.23%          4.19%          3.77%          3.69%
Ratio of expenses to average net assets* ................         1.21%          1.27%          1.28%          1.23%          1.33%
Portfolio turnover rate (b) .............................        25.46%         29.22%         34.19%         37.79%         30.29%
------------------------------------------------------------------------------------------------------------------------------------

MMA Praxis Intermediate Income Fund - Class B
====================================================================================================================================
Net asset value at beginning of year ....................  $      9.79    $      9.66    $      9.73    $      9.94    $      9.98
                                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income .................................         0.42           0.38           0.37           0.33           0.33
  Net realized and unrealized gains
    (losses) on investments .............................        (0.17)          0.14          (0.08)         (0.20)         (0.01)
                                                           -----------    -----------    -----------    -----------    -----------
Total from investment operations ........................         0.25           0.52           0.29           0.13           0.32
                                                           -----------    -----------    -----------    -----------    -----------
Less Distributions:
  Dividends from net investment income ..................        (0.41)         (0.39)         (0.36)         (0.34)         (0.36)
                                                           -----------    -----------    -----------    -----------    -----------
Paid-in capital from redemption fees (a) ................           --             --             --             --             --
                                                           -----------    -----------    -----------    -----------    -----------
Net asset value at end of year ..........................  $      9.63    $      9.79    $      9.66    $      9.73    $      9.94
                                                           ===========    ===========    ===========    ===========    ===========
Total return (excludes sales charge) ....................         2.63%          5.50%          3.10%          1.34%          3.30%
                                                           ===========    ===========    ===========    ===========    ===========
Net assets at end of year (000s) ........................  $    15,796    $    21,308     $ 25,827 $         34,927    $    39,506
                                                           ===========    ===========    ===========    ===========    ===========
Ratio of net expenses to average net assets .............         1.32%          1.33%          1.36%          1.39%          1.38%
Ratio of net investment income to average net assets ....         4.04%          3.78%          3.77%          3.31%          3.31%
Ratio of expenses to average net assets* ................         1.77%          1.77%          1.77%          1.79%          1.91%
Portfolio turnover rate (b) .............................        25.46%         29.22%         34.19%         37.79%         30.29%
------------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the period indicated.

                                                                   Year Ended      Year Ended      Period Ended
                                                                   December 31,    December 31,    December 31,
MMA Praxis Intermediate Income Fund - Class I                      2008            2007            2006 (a)
==================================================================================================================
Net asset value at beginning of period .........................   $      9.77     $      9.65     $      9.47
                                                                   -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income ........................................          0.47            0.43            0.29
  Net realized and unrealized gains (losses) on investments ....         (0.16)           0.15            0.18
                                                                   -----------     -----------     -----------
Total from investment operations ...............................          0.31            0.58            0.47
                                                                   -----------     -----------     -----------
Less Distributions:
  Dividends from net investment income .........................         (0.47)          (0.46)          (0.29)
                                                                   -----------     -----------     -----------
Paid-in capital from redemption fees ...........................            --(b)           --              -- (b)
                                                                   -----------     -----------     -----------
Net asset value at end of period ...............................   $      9.61     $      9.77     $      9.65
                                                                   ===========     ===========     ===========
Total return (excludes sales charge) ...........................          3.33%           6.18%           5.07%(c)
                                                                   ===========     ===========     ===========
Net assets at end of period (000s) .............................   $   153,332     $   212,097     $   206,221
                                                                   ===========     ===========     ===========
Ratio of net expenses to average net assets ....................          0.63%           0.63%           0.63%(d)
Ratio of net investment income to average net assets ...........          4.73%           4.48%           4.47%(d)
Ratio of expenses to average net assets* .......................          0.64%           0.77%           0.76%(d)
Portfolio turnover rate (e) ....................................         25.46%          29.22%          34.19%
------------------------------------------------------------------------------------------------------------------

* During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)   Amount rounds to less than $0.005 per share.

(c)   Not annualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the year indicated.

                                                           Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                           December 31,   December 31,   December 31,   December 31,   December 31,
MMA Praxis Core Stock Fund - Class A                       2008           2007           2006           2005           2004
====================================================================================================================================
Net asset value at beginning of year ....................  $     14.87    $     15.40    $     14.42    $     13.99    $     13.06
                                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income .................................         0.05           0.13           0.04           0.07           0.08
  Net realized and unrealized gains
    (losses) on investments .............................        (6.08)         (0.24)          1.70           0.42           0.92
                                                           -----------    -----------    -----------    -----------    -----------
Total from investment operations ........................        (6.03)         (0.11)          1.74           0.49           1.00
                                                           -----------    -----------    -----------    -----------    -----------
Less Distributions:
  Dividends from net investment income ..................        (0.05)         (0.14)            --          (0.06)         (0.07)
  Distributions from net realized gains .................           --          (0.28)         (0.76)            --             --
                                                           -----------    -----------    -----------    -----------    -----------
Total distributions .....................................        (0.05)         (0.42)         (0.76)         (0.06)         (0.07)
                                                           -----------    -----------    -----------    -----------    -----------
Paid-in capital from redemption fees (a) ................           --             --             --             --             --
                                                           -----------    -----------    -----------    -----------    -----------
Net asset value at end of year ..........................  $      8.79    $     14.87    $     15.40    $     14.42    $     13.99
                                                           ===========    ===========    ===========    ===========    ===========
Total return (excludes sales charge) ....................       (40.64%)        (0.68%)        12.10%          3.52%          7.65%
                                                           ===========    ===========    ===========    ===========    ===========
Net assets at end of year (000s) ........................  $    55,151    $    99,838    $    95,185    $   208,640    $   202,474
                                                           ===========    ===========    ===========    ===========    ===========
Ratio of net expenses to average net assets .............         1.31%          1.45%          1.49%          1.34%          1.33%
Ratio of net investment income to average net assets ....         0.42%          0.81%          0.19%          0.50%          1.04%
Ratio of expenses to average net assets* ................         1.56%          1.70%          1.74%          1.60%          1.65%
Portfolio turnover rate (b) .............................        29.73%         12.17%         72.41%         32.66%          9.99%
------------------------------------------------------------------------------------------------------------------------------------

MMA Praxis Core Stock Fund - Class B
====================================================================================================================================
Net asset value at beginning of year ....................  $     14.22    $     14.74    $     13.92    $     13.53    $     12.67
                                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income (loss) ..........................        (0.07)         (0.01)         (0.09)         (0.02)          0.01
  Net realized and unrealized gains
    (losses) on investments .............................        (5.77)         (0.19)          1.67           0.41           0.87
                                                           -----------    -----------    -----------    -----------    -----------
Total from investment operations ........................        (5.84)         (0.20)          1.58           0.39           0.88
                                                           -----------    -----------    -----------    -----------    -----------
Less Distributions:
  Dividends from net investment income ..................           --          (0.04)            --             --          (0.02)
  Distributions from net realized gains .................           --          (0.28)         (0.76)            --             --
                                                           -----------    -----------    -----------    -----------    -----------
Total distributions .....................................           --          (0.32)         (0.76)            --          (0.02)
                                                           -----------    -----------    -----------    -----------    -----------
Paid-in capital from redemption fees (a) ................           --             --             --             --             --
                                                           -----------    -----------    -----------    -----------    -----------
Net asset value at end of year ..........................  $      8.38    $     14.22    $     14.74    $     13.92    $     13.53
                                                           ===========    ===========    ===========    ===========    ===========
Total return (excludes sales charge) ....................       (41.07%)        (1.32%)        11.38%          2.88%          6.96%
                                                           ===========    ===========    ===========    ===========    ===========
Net assets at end of year (000s) ........................  $    22,706    $    52,732    $    73,973    $   103,815    $   121,817
                                                           ===========    ===========    ===========    ===========    ===========
Ratio of net expenses to average net assets .............         1.99%          2.10%          2.13%          1.99%          1.98%
Ratio of net investment income (loss)
  to average net assets .................................        (0.26%)         0.12%         (0.52%)        (0.14%)         0.50%
Ratio of expenses to average net assets* ................         2.09%          2.20%          2.23%          2.09%          2.22%
Portfolio turnover rate (b) .............................        29.73%         12.17%         72.41%         32.66%          9.99%
------------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the period indicated.

                                                                   Year Ended      Year Ended      Period Ended
                                                                   December 31,    December 31,    December 31,
MMA Praxis Core Stock Fund - Class I                               2008            2007            2006 (a)
==================================================================================================================
Net asset value at beginning of period .........................   $     14.94     $     15.45     $     14.76
                                                                   -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income ........................................          0.09            0.20            0.04
  Net realized and unrealized gains (losses) on investments ....         (6.11)          (0.24)           1.41
                                                                   -----------     -----------     -----------
Total from investment operations ...............................         (6.02)          (0.04)           1.45
                                                                   -----------     -----------     -----------
Less Distributions:
  Dividends from net investment income .........................         (0.08)          (0.19)             --
  Distributions from net realized gains ........................            --           (0.28)          (0.76)
                                                                   -----------     -----------     -----------
Total distributions ............................................         (0.08)          (0.47)          (0.76)
                                                                   -----------     -----------     -----------
Paid-in capital from redemption fees ...........................            --(b)           --              --
                                                                   -----------     -----------     -----------
Net asset value at end of period ...............................   $      8.84     $     14.94     $     15.45
                                                                   ===========     ===========     ===========
Total return (excludes sales charge) ...........................        (40.43%)         (0.26%)          9.86%(c)
                                                                   ===========     ===========     ===========
Net assets at end of period (000s) .............................   $    90,820     $   159,737     $   173,565
                                                                   ===========     ===========     ===========
Ratio of net expenses to average net assets ....................          1.01%           1.05%           1.02%(d)
Ratio of net investment income to average net assets ...........          0.72%           1.20%           0.43%(d)
Ratio of expenses to average net assets* .......................          1.01%           1.05%           1.03%(d)
Portfolio turnover rate (e) ....................................         29.73%          12.17%          72.41%
------------------------------------------------------------------------------------------------------------------

* During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)   Amount rounds to less than $0.005 per share.

(c)   Not annualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the year indicated.

                                                           Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                           December 31,   December 31,   December 31,   December 31,   December 31,
MMA Praxis Value Index Fund - Class A                      2008           2007           2006           2005           2004
====================================================================================================================================
Net asset value at beginning of year ....................  $     10.12    $     11.43    $     10.09    $      9.65    $      8.65
                                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income .................................         0.18           0.17           0.22           0.15           0.12
  Net realized and unrealized gains
    (losses) on investments .............................        (4.21)         (0.93)          1.82           0.44           1.00
                                                           -----------    -----------    -----------    -----------    -----------
Total from investment operations ........................        (4.03)         (0.76)          2.04           0.59           1.12
                                                           -----------    -----------    -----------    -----------    -----------
Less Distributions:
  Dividends from net investment income ..................        (0.18)         (0.20)         (0.13)         (0.15)         (0.12)
  Distributions from net realized gains .................        (0.11)         (0.35)         (0.57)            --             --
                                                           -----------    -----------    -----------    -----------    -----------
Total distributions .....................................        (0.29)         (0.55)         (0.70)         (0.15)         (0.12)
                                                           -----------    -----------    -----------    -----------    -----------
Paid-in capital from redemption fees (a) ................           --             --             --             --             --
                                                           -----------    -----------    -----------    -----------    -----------
Net asset value at end of year ..........................  $      5.80    $     10.12    $     11.43    $     10.09    $      9.65
                                                           ===========    ===========    ===========    ===========    ===========
Total return (excludes sales charge) ....................       (40.15%)        (6.66%)        20.41%          6.12%         13.07%
                                                           ===========    ===========    ===========    ===========    ===========
Net assets at end of year (000s) ........................  $    20,019    $    28,209    $    22,426    $    39,874    $    33,640
                                                           ===========    ===========    ===========    ===========    ===========
Ratio of net expenses to average net assets .............         0.97%          0.90%          1.11%          1.04%          1.04%
Ratio of net investment income to average net assets ....         2.35%          1.87%          1.52%          1.55%          1.45%
Ratio of expenses to average net assets* ................         1.27%          1.18%          1.37%          1.30%          1.48%
Portfolio turnover rate (b) .............................        20.66%         33.34%         55.37%         25.25%         24.76%
------------------------------------------------------------------------------------------------------------------------------------

MMA Praxis Value Index Fund - Class B
====================================================================================================================================
Net asset value at beginning of year ....................  $     10.11    $     11.41    $     10.07    $      9.62    $      8.64
                                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income .................................         0.15           0.15           0.10           0.09           0.08
  Net realized and unrealized gains
    (losses) on investments .............................        (4.22)         (0.96)          1.88           0.45           0.98
                                                           -----------    -----------    -----------    -----------    -----------
Total from investment operations ........................        (4.07)         (0.81)          1.98           0.54           1.06
                                                           -----------    -----------    -----------    -----------    -----------
Less Distributions:
  Dividends from net investment income ..................        (0.13)         (0.14)         (0.07)         (0.09)         (0.08)
  Distributions from net realized gains .................        (0.11)         (0.35)         (0.57)            --             --
                                                           -----------    -----------    -----------    -----------    -----------
Total distributions .....................................        (0.24)         (0.49)         (0.64)         (0.09)         (0.08)
                                                           -----------    -----------    -----------    -----------    -----------
Paid-in capital from redemption fees ....................           --(a)          --(a)          --(a)          --             --
                                                           -----------    -----------    -----------    -----------    -----------
Net asset value at end of year ..........................  $      5.80    $     10.11    $     11.41    $     10.07    $      9.62
                                                           ===========    ===========    ===========    ===========    ===========
Total return (excludes sales charge) ....................       (40.50%)        (7.13%)        19.85%          5.61%         12.31%
                                                           ===========    ===========    ===========    ===========    ===========
Net assets at end of year (000s) ........................  $     6,374    $    12,455    $    13,840    $    11,804    $     9,155
                                                           ===========    ===========    ===========    ===========    ===========
Ratio of net expenses to average net assets .............         1.52%          1.47%          1.67%          1.59%          1.60%
Ratio of net investment income to average net assets ....         1.76%          1.29%          0.93%          1.00%          0.91%
Ratio of expenses to average net assets* ................         1.84%          1.69%          1.89%          1.78%          1.99%
Portfolio turnover rate (b) .............................        20.66%         33.34%         55.37%         25.25%         24.76%
------------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the period indicated.

                                                                   Year Ended      Year Ended      Period Ended
                                                                   December 31,    December 31,    December 31,
MMA Praxis Value Index Fund - Class I                              2008            2007            2006 (a)
==================================================================================================================
Net asset value at beginning of period .........................   $     10.07     $     11.38     $     10.90
                                                                   -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income ........................................          0.20            0.24            0.12
  Net realized and unrealized gains (losses) on investments ....         (4.19)          (0.97)           1.13
                                                                   -----------     -----------     -----------
Total from investment operations ...............................         (3.99)          (0.73)           1.25
                                                                   -----------     -----------     -----------
Less Distributions:
  Dividends from net investment income .........................         (0.20)          (0.23)          (0.20)
  Distributions from net realized gains ........................         (0.11)          (0.35)          (0.57)
                                                                   -----------     -----------     -----------
Total distributions ............................................         (0.31)          (0.58)          (0.77)
                                                                   -----------     -----------     -----------
Net asset value at end of period ...............................   $      5.77     $     10.07     $     11.38
                                                                   ===========     ===========     ===========
Total return (excludes sales charge) ...........................        (39.94%)         (6.46%)         11.67%(b)
                                                                   ===========     ===========     ===========
Net assets at end of period (000s) .............................   $    24,893     $    29,843     $    27,029
                                                                   ===========     ===========     ===========
Ratio of net expenses to average net assets ....................          0.64%           0.65%           0.89%(c)
Ratio of net investment income to average net assets ...........          2.71%           2.12%           1.69%(c)
Ratio of expenses to average net assets* .......................          0.64%           0.68%           0.95%(c)
Portfolio turnover rate (d) ....................................         20.66%          33.34%          55.37%
------------------------------------------------------------------------------------------------------------------

* During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the period indicated.

                                                                   Year Ended       Period  Ended
                                                                   December 31,     December 31,
MMA Praxis Growth Index Fund - Class A                             2008             2007 (a)
====================================================================================================
Net asset value at beginning of period .........................   $      10.40     $      10.00
                                                                   ------------     ------------
Income (loss) from investment operations:
  Net investment income ........................................           0.01             0.02
  Net realized and unrealized gains (losses) on investments ....          (3.89)            0.38
                                                                   ------------     ------------
Total from investment operations ...............................          (3.88)            0.40
                                                                   ------------     ------------
Less Distributions:
  Dividends from net investment income .........................          (0.02)              --
  Distributions from net realized gains ........................             --               --(b)
                                                                   ------------     ------------
Total distributions ............................................          (0.02)              --
                                                                   ------------     ------------
Paid-in capital from redemption fees (b) .......................             --               --
                                                                   ------------     ------------
Net asset value at end of period ...............................   $       6.50     $      10.40
                                                                   ============     ============
Total return (excludes sales charge) ...........................         (37.34%)           4.03%(c)
                                                                   ============     ============
Net assets at end of period (000s) .............................   $      2,504     $      2,232
                                                                   ============     ============
Ratio of net expenses to average net assets ....................           0.94%            1.16%(d)
Ratio of net investment income to average net assets ...........           0.19%            0.68%(d)
Ratio of expenses to average net assets* .......................           1.51%            3.65%(d)
Portfolio turnover rate (e) ....................................          28.40%           36.64%(d)
----------------------------------------------------------------------------------------------------

MMA Praxis Growth Index Fund - Class B
====================================================================================================
Net asset value at beginning of period .........................   $      10.36     $      10.00
                                                                   ------------     ------------
Income (loss) from investment operations:
  Net investment income (loss) .................................          (0.02)              --(b)
  Net realized and unrealized gains (losses) on investments ....          (3.87)            0.36
                                                                   ------------     ------------
Total from investment operations ...............................          (3.89)            0.36
                                                                   ------------     ------------
Less Distributions:
  Distributions from net investment income .....................          (0.01)              --
  Distributions from net realized gains ........................             --               --(b)
                                                                   ------------     ------------
Total distributions ............................................          (0.01)              --
                                                                   ------------     ------------
Paid-in capital from redemption fees (b) .......................             --               --
                                                                   ------------     ------------
Net asset value at end of period ...............................   $       6.46     $      10.36
                                                                   ============     ============
Total return (excludes sales charge) ...........................         (37.58%)           3.63%(c)
                                                                   ============     ============
Net assets at end of period (000s) .............................   $        780     $        617
                                                                   ============     ============
Ratio of net expenses to average net assets ....................           1.34%            1.71%(d)
Ratio of net investment income (loss) to average net assets ....          (0.21%)           0.12%(d)
Ratio of expenses to average net assets* .......................           2.20%            4.14%(d)
Portfolio turnover rate (e) ....................................          28.40%           36.64%(d)
----------------------------------------------------------------------------------------------------

* During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

(b)   Amount rounds to less than $0.005 per share.

(c)   Not annualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the period indicated.

                                                                   Year Ended       Period  Ended
                                                                   December 31,     December 31,
MMA Praxis Growth Index Fund - Class I                             2008             2007 (a)
====================================================================================================
Net asset value at beginning of period .........................   $      10.41     $      10.00
                                                                   ------------     ------------
Income (loss) from investment operations:
  Net investment income ........................................           0.04               -- (b)
  Net realized and unrealized gains (losses) on investments ....          (3.90)            0.42
                                                                   ------------     ------------
Total from investment operations ...............................          (3.86)            0.42
                                                                   ------------     ------------
Less Distributions:
  Dividends from net investment income .........................          (0.04)           (0.01)
  Distributions from net realized gains ........................             --               -- (b)
                                                                   ------------     ------------
Total distributions ............................................          (0.04)           (0.01)
                                                                   ------------     ------------
Net asset value at end of period ...............................   $       6.51     $      10.41
                                                                   ============     ============
Total return (excludes sales charge) ...........................         (37.09%)           4.18%(c)
                                                                   ============     ============
Net assets at end of period (000s) .............................   $     12,388     $     24,203
                                                                   ============     ============
Ratio of net expenses to average net assets ....................           0.65%            0.82%(d)
Ratio of net investment income to average net assets ...........           0.45%            0.34%(d)
Ratio of expenses to average net assets* .......................           0.73%            2.41%(d)
Portfolio turnover rate (e) ....................................          28.40%           36.64%(d)
----------------------------------------------------------------------------------------------------

* During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

(b)   Amount rounds to less than $0.005 per share.

(c)   Not annualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the year indicated.

                                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                          December 31,   December 31,   December 31,   December 31,   December 31,
MMA Praxis International Fund - Class A                   2008           2007           2006           2005           2004
===================================================================================================================================
Net asset value at beginning of year ...................  $     15.42    $     14.23    $     11.94    $     10.78    $      9.43
                                                          -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income ................................         0.16           0.12           0.16           0.08           0.01
  Net realized and unrealized gains
    (losses) on investments ............................        (6.44)          1.65           2.26           1.22           1.37
                                                          -----------    -----------    -----------    -----------    -----------
Total from investment operations .......................        (6.28)          1.77           2.42           1.30           1.38
                                                          -----------    -----------    -----------    -----------    -----------
Less Distributions:
  Dividends from net investment income .................        (0.15)         (0.21)         (0.13)         (0.14)         (0.03)
  Distributions from net realized gains ................        (0.36)         (0.37)            --             --             --
  Tax return of capital ................................        (0.02)            --             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------
Total distributions. ...................................        (0.53)         (0.58)         (0.13)         (0.14)         (0.03)
                                                          -----------    -----------    -----------    -----------    -----------
Paid-in capital from redemption fees (a) ...............           --             --             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value at end of year .........................  $      8.61    $     15.42    $     14.23    $     11.94    $     10.78
                                                          ===========    ===========    ===========    ===========    ===========
Total return (excludes sales charge) ...................       (41.01%)        12.59%         20.31%         12.16%         14.68%
                                                          ===========    ===========    ===========    ===========    ===========
Net assets at end of year (000s) .......................  $    26,005    $    50,709    $    44,837    $   121,173    $   115,687
                                                          ===========    ===========    ===========    ===========    ===========
Ratio of net expenses to average net assets ............         1.67%          1.72%          1.76%          1.58%          1.63%
Ratio of net investment income to average net assets ...         1.40%          0.75%          0.85%          0.74%          0.16%
Ratio of expenses to average net assets* ...............         1.92%          1.97%          2.09%          1.90%          2.01%
Portfolio turnover rate (b) ............................       148.65%         59.13%         82.77%         71.93%         81.85%
-----------------------------------------------------------------------------------------------------------------------------------

MMA Praxis International Fund - Class B
===================================================================================================================================
Net asset value at beginning of year ...................  $     15.15    $     13.99    $     11.77    $     10.62    $      9.32
                                                          -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment loss ..................................        (0.04)         (0.06)         (0.06)         (0.01)         (0.05)
  Net realized and unrealized gains
    (losses) on investments ............................        (6.23)          1.70           2.34           1.22           1.35
                                                          -----------    -----------    -----------    -----------    -----------
Total from investment operations .......................        (6.27)          1.64           2.28           1.21           1.30
                                                          -----------    -----------    -----------    -----------    -----------
Less Distributions:
  Dividends from net investment income .................        (0.10)         (0.11)         (0.06)         (0.06)            --(a)
  Distributions from net realized gains ................        (0.36)         (0.37)            --             --             --
  Tax return of capital ................................        (0.01)            --             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------
Total distributions. ...................................        (0.47)         (0.48)         (0.06)         (0.06)            --
                                                          -----------    -----------    -----------    -----------    -----------
Paid-in capital from redemption fees (a) ...............           --             --             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value at end of year .........................  $      8.41    $     15.15    $     13.99    $     11.77    $     10.62
                                                          ===========    ===========    ===========    ===========    ===========
Total return (excludes sales charge) ...................       (41.53%)        11.86%         19.45%         11.50%         13.95%
                                                          ===========    ===========    ===========    ===========    ===========
Net assets at end of year (000s) .......................  $    10,038    $    22,367    $    24,186    $    25,381    $    24,094
                                                          ===========    ===========    ===========    ===========    ===========
Ratio of net expenses to average net assets ............         2.38%          2.37%          2.41%          2.23%          2.28%
Ratio of net investment income (loss)
  to average net assets ................................         0.62%          0.11%          0.17%          0.10%         (0.49%)
Ratio of expenses to average net assets* ...............         2.51%          2.46%          2.57%          2.39%          2.51%
Portfolio turnover rate (b) ............................       148.65%         59.13%         82.77%         71.93%         81.85%
------------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Amount rounds to less than $0.005 per share.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the period indicated.

                                                                   Year Ended      Year Ended      Period Ended
                                                                   December 31,    December 31,    December 31,
MMA Praxis International Fund - Class I                            2008            2007            2006 (a)
==================================================================================================================
Net asset value at beginning of period .........................   $     15.39     $     14.20     $     13.52
                                                                   -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income ........................................          0.15            0.17            0.10
  Net realized and unrealized gains (losses) on investments ....         (6.38)           1.65            0.78
                                                                   -----------     -----------     -----------
Total from investment operations ...............................         (6.23)           1.82            0.88
                                                                   -----------     -----------     -----------
Less Distributions:
  Dividends from net investment income .........................         (0.17)          (0.26)          (0.20)
  Distributions from net realized gains ........................         (0.36)          (0.37)             --
  Tax return of capital ........................................         (0.02)             --              --
                                                                   -----------     -----------     -----------
Total distributions ............................................         (0.55)          (0.63)          (0.20)
                                                                   -----------     -----------     -----------
Net asset value at end of period ...............................   $      8.61     $     15.39     $     14.20
                                                                   ===========     ===========     ===========
Total return (excludes sales charge) ...........................        (40.85%)         13.02%           6.61%(b)
                                                                   ===========     ===========     ===========
Net assets at end of period (000s) .............................   $    48,830     $   110,001     $    98,598
                                                                   ===========     ===========     ===========
Ratio of net expenses to average net assets ....................          1.32%           1.31%           1.28%(c)
Ratio of net investment income to average net assets ...........          1.47%           1.13%           1.23%(c)
Ratio of expenses to average net assets* .......................          1.32%           1.31%           1.39%(c)
Portfolio turnover rate (d) ....................................        148.65%          59.13%          82.77%
------------------------------------------------------------------------------------------------------------------

* During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the period indicated.

                                                                   Year Ended       Period  Ended
                                                                   December 31,     December 31,
MMA Praxis Small Cap Fund - Class A                                2008             2007 (a)
=====================================================================================================
Net asset value at beginning of period .........................   $       9.50     $      10.00
                                                                   ------------     ------------
Loss from investment operations:
  Net investment loss ..........................................          (0.03)              --(b)
  Net realized and unrealized losses on investments ............          (3.65)           (0.50)
                                                                   ------------     ------------
Total from investment operations ...............................          (3.68)           (0.50)
                                                                   ------------     ------------
Paid-in capital from redemption fees (b) .......................             --               --
                                                                   ------------     ------------
Net asset value at end of period ...............................   $       5.82     $       9.50
                                                                   ============     ============
Total return (excludes sales charge) ...........................         (38.74%)          (5.00%)(c)
                                                                   ============     ============
Net assets at end of period (000s) .............................   $      2,307     $      1,398
                                                                   ============     ============
Ratio of net expenses to average net assets ....................           1.46%            1.65%(d)
Ratio of net investment loss to average net assets .............          (0.52%)          (0.04%)(d)
Ratio of expenses to average net assets* .......................           2.20%            3.78%(d)
Portfolio turnover rate (e) ....................................          64.37%           30.37%(d)
-----------------------------------------------------------------------------------------------------

MMA Praxis Small Cap Fund - Class B
=====================================================================================================
Net asset value at beginning of period .........................   $       9.45     $      10.00
                                                                   ------------     ------------
Loss from investment operations:
  Net investment loss ..........................................          (0.07)           (0.02)
  Net realized and unrealized losses on investments ............          (3.62)           (0.53)
                                                                   ------------     ------------
Total from investment operations ...............................          (3.69)           (0.55)
                                                                   ------------     ------------
Paid-in capital from redemption fees ...........................             --(b)            --
                                                                   ------------     ------------
Net asset value at end of period ...............................   $       5.76     $       9.45
                                                                   ============     ============
Total return (excludes sales charge) ...........................         (39.05%)          (5.50%)(c)
                                                                   ============     ============
Net assets at end of period (000s) .............................   $        456     $        370
                                                                   ============     ============
Ratio of net expenses to average net assets ....................           1.98%            2.28%(d)
Ratio of net investment loss to average net assets .............          (1.04%)          (0.68%)(d)
Ratio of expenses to average net assets* .......................           3.23%            4.15%(d)
Portfolio turnover rate (e) ....................................          64.37%           30.37%(d)
-----------------------------------------------------------------------------------------------------

* During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

(b)   Amount rounds to less than $0.005 per share.

(c)   Not annualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

MMA Praxis Funds

Financial highlights

For a share outstanding throughout the period indicated.

                                                                   Year Ended       Period  Ended
                                                                   December 31,     December 31,
MMA Praxis Small Cap Fund - Class I                                2008             2007 (a)
=====================================================================================================
Net asset value at beginning of period .........................   $       9.50     $      10.00
                                                                   ------------     ------------
Income (loss) from investment operations:
  Net investment income (loss) .................................          (0.02)            0.01
  Net realized and unrealized losses on investments ............          (3.64)           (0.50)
                                                                   ------------     ------------
Total from investment operations ...............................          (3.66)           (0.49)
                                                                   ------------     ------------
Less Distributions:
  Dividends from net investment income .........................             --            (0.01)
                                                                   ------------     ------------
Net asset value at end of period ...............................   $       5.84     $       9.50
                                                                   ============     ============
Total return (excludes sales charge) ...........................         (38.53%)          (4.91%)(b)
                                                                   ============     ============
Net assets at end of period (000s) .............................   $     15,392     $     15,406
                                                                   ============     ============
Ratio of net expenses to average net assets ....................           1.22%            1.35%(c)
Ratio of net investment income (loss) to average net assets ....          (0.29%)           0.47%(c)
Ratio of expenses to average net assets* .......................           1.27%            2.18%(c)
Portfolio turnover rate (d) ....................................          64.37%           30.37%(c)
-----------------------------------------------------------------------------------------------------

* During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.

(a) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

(b)   Not annualized.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying Notes to Financial Statements.

                                                   -----------------------------
                                                   Notes to financial statements
                                                   -----------------------------

MMA Praxis Mutual Funds

Notes to financial statements
December 31, 2008

1. Organization:

The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund, the MMA Praxis International Fund and the MMA Praxis Small Cap Fund, (individually a "Fund", collectively "the Funds"). These are also known as the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund.

The Funds currently offer three classes of shares; Class A, Class B and Class I. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds' Board of Trustees. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

MMA Praxis Mutual Funds

December 31, 2008

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures contemplate the Board's delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 -- quoted prices in active markets for identical securities

o Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities in accordance with SFAS No. 157, are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

MMA Praxis Mutual Funds

December 31, 2008

The following is a summary of the inputs used to value the Funds net assets as of December 31, 2008:

                                                   Level 2 --
                                                   Other           Level 3 --
                                                   Significant     Significant
                                  Level 1 --       Observable      Unobservable
                                  Quoted Prices    Inputs          Inputs
--------------------------------------------------------------------------------
Investments in Securities:
Intermediate Income Fund ......   $  14,664,654    $ 213,680,112   $   2,515,000
Core Stock Fund ...............     167,401,234        1,227,992       2,935,000
Value Index Fund ..............      51,583,886               --         760,000
Growth Index Fund .............      15,667,296               --         190,000
International Fund ............      12,397,820       72,979,491       1,305,000
Small Cap Fund ................      18,148,023               --         200,000
Derivatives:*
Core Stock Fund ...............   $      (7,800)   $          --   $          --
Value Index Fund ..............          (1,950)              --              --
--------------------------------------------------------------------------------

* These represent futures which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

                                       Intermediate                  Value
                                       Income         Core Stock     Index
                                       Fund           Fund           Fund
--------------------------------------------------------------------------------
Balance as of December 31, 2007 ....   $ 3,075,000    $ 4,265,000    $   760,000
Proceeds from Sales ................      (560,000)    (1,330,000)            --
                                       -----------    -----------    -----------
Balance as of December 31, 2008 ....   $ 2,515,000    $ 2,935,000    $   760,000
                                       ===========    ===========    ===========
--------------------------------------------------------------------------------

                                                                     Small
                                       Growth Index   International  Cap
                                       Fund           Fund           Fund
--------------------------------------------------------------------------------
Balance as of December 31, 2007 ....   $   240,000    $ 2,275,000    $   200,000
Proceeds from Sales ................       (50,000)      (970,000)            --
                                       -----------    -----------    -----------
Balance as of December 31, 2008 ....   $   190,000    $ 1,305,000    $   200,000
                                       ===========    ===========    ===========
--------------------------------------------------------------------------------

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

MMA Praxis Mutual Funds

December 31, 2008

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Core Stock Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

MMA Praxis Mutual Funds

December 31, 2008

Forward Foreign Currency Exchange Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of December 31, 2008, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:

Settlement                       To Receive/      Initial            Market      Net Unrealized    Net Unrealized
Date                             To Deliver        Value             Value        Appreciation      Depreciation
-----------------------------------------------------------------------------------------------------------------
Contracts to Buy
1/29/09 ....................     1,670,000 AUD  $    1,108,129   $    1,184,744   $       76,615   $           --
1/29/09 ....................       241,000 AUD         154,361          170,972           16,611               --
1/29/09 ....................       964,000 AUD         636,240          683,888           47,648               --
1/2/09 .....................        56,941 AUD          39,316           40,500            1,185               --
1/5/09 .....................        57,488 AUD          39,782           40,889            1,107               --
1/28/09 ....................     4,590,000 DKK         780,745          860,257           79,512               --
1/28/09 ....................        49,200 DKK           8,385            9,221              836               --
1/28/09 ....................       196,800 DKK          34,110           36,884            2,774               --
1/6/09 .....................     8,786,000 EUR      11,239,930       12,273,207        1,033,277               --
2/4/09 .....................     1,233,000 EUR       1,564,061        1,721,106          157,045               --
2/4/09 .....................     1,113,000 EUR       1,398,095        1,553,601          155,506               --
2/4/09 .....................       727,600 EUR         925,071        1,015,634           90,563               --
2/4/09 .....................       727,600 EUR         923,870        1,015,634           91,764               --
2/4/09 .....................       218,200 EUR         281,893          304,578           22,686               --
2/4/09 .....................       218,200 EUR         282,056          304,578           22,522               --
2/4/09 .....................       349,400 EUR         452,927          487,716           34,789               --
2/4/09 .....................       698,500 EUR         924,116          975,014           50,898               --
2/4/09 .....................       698,500 EUR         924,744          975,014           50,270               --
1/2/09 .....................       264,796 EUR         372,057          369,904               --            2,153
1/5/09 .....................       110,011 EUR         155,314          153,678               --            1,636
1/5/09 .....................        31,527 EUR          44,591           44,041               --              550
1/6/09 .....................     2,824,000 GBP       4,525,742        4,120,472               --          405,270
2/4/09 .....................       558,000 GBP         843,517          813,886               --           29,632
2/4/09 .....................       334,400 GBP         499,069          487,748               --           11,321
2/4/09 .....................       267,520 GBP         394,164          390,198               --            3,966
2/4/09 .....................       713,400 GBP       1,060,005        1,040,548               --           19,457
2/4/09 .....................       356,680 GBP         530,776          520,245               --           10,530
1/2/09 .....................        42,913 GBP          62,006           62,614              608               --
1/2/09 .....................           915 GBP           1,322            1,335               13               --

MMA Praxis Mutual Funds

December 31, 2008

Settlement                       To Receive/      Initial            Market      Net Unrealized   Net Unrealized
Date                             To Deliver        Value             Value        Appreciation     Depreciation
-----------------------------------------------------------------------------------------------------------------
Contracts to Buy, continued
1/2/09 .....................        28,782GBP   $       41,723   $       41,996   $          273   $           --
1/3/09 .....................        29,189GBP           42,120           42,590              470               --
1/5/09 .....................        42,692GBP           61,596           62,292              696               --
1/5/09 .....................     3,214,526JPY           35,524           35,432               --               92
1/6/09 .....................     3,496,994JPY           38,822           38,546               --              276
1/29/09 ....................     2,000,000NOK          287,749          287,230               --              519
1/29/09 ....................       463,600NOK           65,796           66,580              784               --
1/29/09 ....................     1,854,400NOK          260,541          266,320            5,779               --
1/29/09 ....................       830,000SEK          105,023          106,061            1,037               --
1/29/09 ....................       404,600SEK           49,422           51,701            2,279               --
1/29/09 ....................     1,618,400SEK          202,381          206,806            4,425               --

Contracts to Sell

1/29/09 ....................     1,670,000AUD        1,007,845        1,184,744               --          176,899
1/29/09 ....................     1,205,000AUD          788,648          854,860               --           66,212
1/28/29 ....................     4,590,000DKK          772,662          860,257               --           87,595
1/28/09 ....................       246,000DKK           41,872           46,105               --            4,233
1/6/09 .....................     2,125,000EUR        2,938,875        2,968,423               --           29,548
1/6/09 .....................     1,436,000EUR        1,936,590        2,005,956               --           69,366
1/6/09 .....................     1,436,000EUR        1,934,148        2,005,956               --           71,807
1/6/09 .....................     2,544,000EUR        3,430,584        3,553,726               --          123,142
1/6/09 .....................     1,245,000EUR        1,628,834        1,739,147               --          110,313
2/4/09 .....................     2,369,000EUR        3,007,327        3,306,812               --          299,485
2/4/09 .....................     1,018,000EUR        1,290,570        1,420,994               --          130,424
2/4/09 .....................     1,277,000EUR        1,610,105        1,782,524               --          172,418
2/4/09 .....................     1,320,000EUR        1,645,063        1,842,546               --          197,483
3/23/09 ....................       943,500EUR        1,311,003        1,315,380               --            4,377
1/6/09 .....................     1,123,000GBP        1,951,437        1,638,559          312,878               --
1/6/09 .....................       989,000GBP        1,703,355        1,443,041          260,314               --
1/6/09 .....................       712,000GBP        1,194,750        1,038,873          155,878               --
2/4/09 .....................       509,000GBP          801,186          742,415           58,771               --
2/4/09 .....................     1,195,000GBP        1,794,233        1,742,999           51,234               --
2/4/09 .....................       526,000GBP          771,342          767,211            4,131               --
1/29/09 ....................     2,000,000NOK          281,551          287,230               --            5,678
1/29/09 ....................     2,318,000NOK          340,832          332,900            7,932               --
1/29/09 ....................       830,000SEK          102,051          106,061               --            4,010
1/29/09 ....................     2,023,000SEK          259,582          258,507            1,076               --
                                                                                  --------------   --------------
                                                                                  $    2,804,186   $    2,038,392
                                                                                  ==============   ==============
-----------------------------------------------------------------------------------------------------------------

AUD - Australian
DKK - Danish Krone
EUR - Euro
GBP - Great British Pound
JPY - Japanese Yen
NOK - Norway Krona
SEK - Swedish Krona

MMA Praxis Mutual Funds

December 31, 2008

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures contracts) to hedge or manage risks associated with a Funds' securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market value of the futures contracts, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to MMA Capital Management's (the "Adviser") ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

In March 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities". SFAS No. 161 is effective for financial statements issued for periods beginning after November 15, 2008, and interim periods which follow. SFAS No. 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

MMA Praxis Mutual Funds

December 31, 2008

Securities Lending:

In order to generate additional income, each Fund may, from time to time, subject to its investment objectives and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 100% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, to be invested in the Northern Institutional Liquid Asset Portfolio, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund.

During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have a right to vote on securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above.

The Northern Trust Company serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 40% of the securities lending income. The securities lending income is shown net of fees on the Statement of Operations. For the year ended December 31, 2008, the Funds paid fees to Northern Trust Company and had securities on loan as follows:

                                     Fee paid to     Market         Market Value
                                     Northern Trust  Value of       of Loaned
                                     Company         Collateral     Securities
--------------------------------------------------------------------------------
Intermediate Income Fund .......     $    12,799     $10,556,274    $10,120,508
Core Stock Fund ................          13,321       4,590,687      4,487,202
Value Index Fund ...............           1,436         814,709        805,492
Growth Index Fund ..............              94          18,275         18,154
International Fund .............          22,257       4,592,975      4,456,284
Small Cap Fund .................           1,637         228,990        227,375
--------------------------------------------------------------------------------

MMA Praxis Mutual Funds

December 31, 2008

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Funds has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission ("SEC") an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. ("MMA CDI"). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC's exemptive order, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, the Growth Index Fund, the International Fund, and the Small Cap Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

MMA Praxis Mutual Funds

December 31, 2008

Redemption In-Kind:

During the fiscal year ended December 31, 2008, the MMA Praxis Core Stock Fund and MMA Praxis International Fund delivered certain portfolio securities as payment for Fund shares redeemed. This transaction resulted in realized capital gains of $1,650,259 and $154,836, respectively, none of which were taxable to the Fund, nor resulted in increased capital gain distributions to existing shareholders of the Fund.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2008 were as follows:

                                                  Purchases             Sales
--------------------------------------------------------------------------------
Intermediate Income Fund ...............        $ 53,002,355        $ 72,732,225
Core Stock Fund ........................          69,687,318          89,379,921
Value Index Fund .......................          25,563,558          12,790,409
Growth Index Fund ......................           6,602,898           7,561,228
International Fund .....................         177,338,141         212,927,299
Small Cap Fund .........................          22,637,716          11,619,901
--------------------------------------------------------------------------------

4. Related Party Transactions:

Menno Insurance Service, Inc. d/b/a the Adviser (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows: 0.40% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund; 0.30% for the Growth Index Fund; 0.90% for the International Fund and 0.85% for the Small Cap Fund. The Adviser has retained various Sub-Advisers to manage the investments of Funds under the terms of Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Evergreen Investment Management Company, LLC, serves as the Sub-Adviser to the International Fund, Davis Selected Advisers, L.P. serves as the Sub-Adviser to the Core Stock Fund, and Luther King Capital Management serves as the Sub-Adviser to the Small Cap Fund.

The Adviser has entered into an expense limitation agreement pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses).

The Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, for up to three years following the fiscal year in which the amounts were waived and/or reimbursed, provided that such repayment does not cause the total annual fund operating expenses of Class A, Class B, and Class I of each Fund to exceed 0.85%, 1.30% and 0.60%, respectively, for the Intermediate Income Fund; 1.43%, 2.08%, and 1.18%, respectively, for the Core Stock Fund; 0.94%, 1.49%, and 0.69%, respectively, for the Value Index Fund; 0.94%, 1.49%, and 0.69%, respectively, for the Growth Index Fund; 1.67%, 2.32% and 1.42%, respectively, for the International Fund; and 1.45%, 2.10%, and 1.20%, respectively, for the Small Cap Fund. The Adviser has agreed to maintain these expense limitations with regard to the Funds through April 30, 2009. For the year ended December 31, 2008, the Adviser waived investment advisory fees and/or reimbursed other operating expenses in the Intermediate Income Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund in the amount of $99,191, $24,950, $31,734, $4,106 and $26,019, respectively.

MMA Praxis Mutual Funds

December 31, 2008

As of December 31, 2008 the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

                                                          Repayment
Fund                                         Fees Waived   Expires      Balance
--------------------------------------------------------------------------------
Intermediate Income Fund ...............        2006         2009       $299,777
                                                2007         2010        397,438
                                                2008         2011         99,191
                                                                        --------
                                                                        $796,406
                                                                        ========
Value Index Fund .......................        2006         2009       $  9,996
                                                2007         2010         17,107
                                                2008         2011         24,950
                                                                        --------
                                                                        $ 52,053
                                                                        ========
Growth Index Fund ......................        2007         2010       $ 53,285
                                                2008         2011         31,734
                                                                        --------
                                                                        $ 85,019
                                                                        ========
International Fund .....................        2006         2009       $    875
                                                2008         2011          4,106
                                                                        --------
                                                                        $  4,981
                                                                        ========
Small Cap Fund .........................        2007         2010       $ 38,293
                                                2008         2011         26,019
                                                                        --------
                                                                        $ 64,312
                                                                        ========

During the year ended December 31, 2008, amounts subject to repayment to the Adviser expired as follows:

Fund                                                                    Balance
--------------------------------------------------------------------------------
Intermediate Income Fund .................................              $134,653

MMA Praxis Mutual Funds

December 31, 2008

JPMorgan Chase Bank, N.A. (JPMorgan) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund.

IFS Fund Distributors, Inc. ("Underwriter") is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $6,948, $18,879, $10,996, $4,042, $19,183, and $3,519 from underwriting and broker commissions on the sale of shares of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund, respectively, for the year ended December 31, 2008. In addition, the Underwriter collected $19,580, $28,549, $6,984, $491, $9,035, and $436 of contingent deferred sales loads of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund, respectively. For the year ended December 31, 2008, the Distributor voluntarily waived distribution fees in the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund and Small Cap Fund in the amount $170,630, $239,413, $81,696, $9,140, $114,464 and $6,025, respectively.

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of each Fund may each pay an annual fee of up to 0.50% of average daily net assets of such Fund's Class A shares. The Adviser or Underwriter may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Class B shares of each Fund may each pay an annual fee of up to 1.00% of the average daily net assets of such Fund's Class B shares. The Adviser or Underwriter may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution. Class I shares do not have a 12b-1 plan.

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Trust and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer. JPMorgan receives a quarterly fee from each Fund.

Certain Officers of the Trust are affiliated with the Adviser and/or JPMorgan. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

MMA Praxis Mutual Funds

December 31, 2008

5. Capital Share Transactions:

Transactions in shares of the Funds are summarized below:

                                       Intermediate Income Fund        Core Stock Fund                 Value Index Fund
                                       ----------------------------    ----------------------------    ----------------------------
                                       Year            Year            Year            Year            Year            Year
                                       Ended           Ended           Ended           Ended           Ended           Ended
                                       December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                       2008            2007            2008            2007            2008            2007
-----------------------------------------------------------------------------------------------------------------------------------
Capital Transactions:
Class A Shares:
   Proceeds from shares issued .....   $ 14,462,406    $ 13,915,045    $ 15,442,770    $ 25,371,205    $ 10,583,584    $ 12,710,096
   Dividends reinvested ............      2,000,998       1,763,808         295,419       2,723,533         822,794       1,307,946
   Cost of shares redeemed .........    (14,785,918)     (8,679,295)    (21,306,843)    (19,894,052)     (6,165,306)     (4,533,501)
   Redemption fees .................            415             692             833             590             458             880
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Class A Share Transactions ......   $  1,677,901    $  7,000,250    $ (5,567,821)   $  8,201,276    $  5,241,530    $  9,485,421
                                       ------------    ------------    ------------    ------------    ------------    ------------
Class B Shares:
   Proceeds from shares issued .....   $  2,447,895    $  1,829,132    $  2,228,152    $  3,552,134    $  1,039,255    $  2,125,152
   Dividends reinvested ............        724,916         864,685              --       1,159,006         245,781         573,155
   Cost of shares redeemed .........     (8,353,576)     (7,496,421)    (14,604,564)    (24,423,732)     (2,498,161)     (2,537,831)
   Redemption fees .................          2,285           1,016             144             164              44              23
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Class B Share Transactions ......   $ (5,178,480)   $ (4,801,588)   $(12,376,268)   $(19,712,428)   $ (1,213,081)   $    160,499
                                       ------------    ------------    ------------    ------------    ------------    ------------
Class I Shares:
   Proceeds from shares issued .....   $  5,633,789    $  9,607,207    $ 24,876,227    $  8,221,824    $ 11,549,538    $  9,523,435
   Dividends reinvested ............      6,264,933       7,553,164         485,042       4,492,513         723,144       1,244,627
   Cost of shares redeemed .........    (66,310,394)    (13,958,578)    (15,960,366)    (21,511,780)     (2,420,352)     (4,127,887)
   Cost of shares redeemed in-kind..             --              --     (17,391,978)             --              --              --
   Redemption fees .................            149              --              --             111              --              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Class I Share Transactions ......   $(54,411,523)   $  3,201,793    $ (7,991,075)   $ (8,797,332)   $  9,852,330    $  6,640,175
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
   from capital transactions .......   $(57,912,102)   $  5,400,455    $(25,935,164)   $(20,308,484)   $ 13,880,779    $ 16,286,095
                                       ============    ============    ============    ============    ============    ============

Share Transactions:
Class A Shares:
    Issued .........................      1,500,048       1,440,818       1,211,622       1,618,754       1,299,012       1,095,812
    Reinvested .....................        208,518         182,827          25,980         182,161         128,608         126,189
    Redeemed .......................     (1,548,121)       (900,127)     (1,681,188)     (1,267,619)       (765,966)       (397,045)
                                       ------------    ------------    ------------    ------------    ------------    ------------
    Change in Class A Shares .......        160,445         723,518        (443,586)        533,296         661,654         824,956
                                       ------------    ------------    ------------    ------------    ------------    ------------
Class B Shares:
    Issued .........................        253,647         189,223         187,550         237,624         124,017         184,412
    Reinvested .....................         75,298          89,556               2          81,942          38,880          55,780
    Redeemed .......................       (865,466)       (774,839)     (1,188,809)     (1,629,984)       (296,471)       (220,898)
                                       ------------    ------------    ------------    ------------    ------------    ------------
    Change in Class B Shares .......       (536,521)       (496,060)     (1,001,257)     (1,310,418)       (133,574)         19,294
                                       ------------    ------------    ------------    ------------    ------------    ------------
Class I Shares:
    Issued .........................        580,358         997,625       2,181,765         526,581       1,544,428         826,681
    Reinvested .....................        649,132         783,714          41,230         298,118         117,743         121,331
    Redeemed .......................     (6,986,579)     (1,447,469)     (1,322,583)     (1,364,384)       (314,514)       (360,906)
    Redeemed in-kind ...............             --              --      (1,318,573)             --              --              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
    Change in Class I Shares .......     (5,757,089)        333,870        (418,161)       (539,685)      1,347,657         587,106
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
    from share transactions ........     (6,133,165)        561,328      (1,863,004)     (1,316,807)      1,875,737       1,431,356
                                       ============    ============    ============    ============    ============    ============

MMA Praxis Mutual Funds

December 31, 2008

                                        Growth Index Fund              International Fund              Small Cap Fund
                                        ----------------------------   -----------------------------   ----------------------------
                                        Year            Period         Year            Year            Year            Period
                                        Ended           Ended          Ended           Ended           Ended           Ended
                                        December 31,    December 31,   December 31,    December 31,    December 31,    December 31,
                                        2008            2007(a)        2008            2007            2008            2007(a)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Transactions:
Class A Shares:
    Proceeds from shares issued .....   $  2,054,832    $  2,236,602   $ 11,798,862    $ 12,399,906    $  2,391,686    $  1,490,927
    Dividends reinvested ............          4,633             451      1,508,235       1,778,682              --              --
    Cost of shares redeemed .........       (458,618)        (21,201)   (16,856,474)    (12,067,541)       (309,601)        (14,619)
    Redemption fees .................            218             204          1,576             427              19               2
                                        ------------    ------------   ------------    ------------    ------------    ------------
    Class A Share Transactions ......   $  1,601,065    $  2,216,056   $ (3,547,801)   $  2,111,474    $  2,082,104    $  1,476,310
                                        ------------    ------------   ------------    ------------    ------------    ------------

Class B Shares:
    Proceeds from shares issued .....   $    741,272    $    633,681   $  1,418,502    $  2,098,794    $    445,897    $    407,246
    Dividends reinvested ............            810             144        554,247         698,317              --              --
    Cost of shares redeemed .........       (174,110)        (20,533)    (5,703,415)     (6,551,560)       (114,169)        (18,002)
    Redemption fees .................              2              74            123              31               2              --
                                        ------------    ------------   ------------    ------------    ------------    ------------
    Class B Share Transactions ......   $    567,974    $    613,366   $ (3,730,543)   $ (3,754,418)   $    331,730    $    389,244
                                        ------------    ------------   ------------    ------------    ------------    ------------

Class I Shares:
    Proceeds from shares issued .....   $    692,619    $ 24,794,311   $  9,213,487    $ 14,291,436    $ 10,179,302    $ 16,343,180
    Dividends reinvested ............         69,808          16,814      2,634,290       4,190,613              --           2,206
    Cost of shares redeemed .........     (3,989,328)         (4,691)    (4,133,295)    (15,345,402)     (1,925,498)        (31,166)
    Cost of shares redeemed in-kind..             --              --    (31,021,954)             --              --              --
                                       ------------    ------------    -----------    ------------    ------------    ------------
    Class I Share Transactions ......   $ (3,226,901)   $ 24,806,434   $(23,307,472)   $  3,136,647    $  8,253,804    $ 16,314,220
                                        ------------    ------------   ------------    ------------    ------------    ------------

Net increase (decrease)
   from capital transactions ........     (1,057,862)   $ 27,635,856   $(30,585,816)   $  1,493,703    $ 10,667,638    $ 18,179,774
                                        ============    ============   ============    ============    ============    ============


Share Transactions:
Class A Shares:
    Issued ..........................        227,852         216,607        947,125         818,318         293,206         148,658
    Reinvested ......................            713              43        157,705         117,758              --              --
    Redeemed ........................        (58,108)         (2,063)    (1,372,349)       (797,123)        (43,852)         (1,456)
                                        ------------    ------------   ------------    ------------    ------------    ------------
    Change in Class A Shares ........        170,457         214,587       (267,519)        138,953         249,354         147,202
                                        ------------    ------------   ------------    ------------    ------------    ------------

Class B Shares:
    Issued ..........................         81,271          61,543        114,945         141,820          53,994          40,862
    Reinvested ......................            125              14         60,792          47,335              --              --
    Redeemed ........................        (20,117)         (1,980)      (459,488)       (441,009)        (13,964)         (1,778)
                                        ------------    ------------   ------------    ------------    ------------    ------------
    Change in Class B Shares ........         61,279          59,577       (283,751)       (251,854)         40,030          39,084
                                        ------------    ------------   ------------    ------------    ------------    ------------

Class I Shares:
    Issued ..........................         86,847       2,323,992        822,761         927,663       1,271,429       1,623,945
    Reinvested ......................          9,468           1,616        283,394         277,709              --             232
    Redeemed ........................       (517,335)           (449)      (352,428)     (1,000,551)       (255,243)         (3,259)
    Redeemed in-kind ................             --              --     (2,226,989)             --              --              --
                                        ------------    ------------   ------------    ------------    ------------    ------------
    Change in Class I Shares ........       (421,020)      2,325,159     (1,473,262)        204,821       1,016,186       1,620,918
                                        ------------    ------------   ------------    ------------    ------------    ------------

Net increase (decrease)
    from share transactions .........       (189,284)      2,599,323     (2,024,532)         91,920       1,305,570       1,807,204
                                        ============    ============   ============    ============    ============    ============

(a) For the period May 1, 2007 (commencement of operations) through December 31, 2007.

MMA Praxis Mutual Funds

December 31, 2008

6. Federal Income Tax Information:

The character of dividends paid to shareholders for federal income tax purposes during the years ended December 31, 2008 and 2007 was as follows:

                                   Intermediate Income Fund    Core Stock Fund             Value Index Fund
                                   -------------------------   -------------------------   -------------------------
                                   2008          2007          2008          2007          2008          2007
--------------------------------------------------------------------------------------------------------------------
From ordinary income ...........   $12,399,258   $12,852,931   $ 1,053,735   $ 3,904,243   $ 1,467,377   $ 2,232,453
From long-term capital gains ...            --            --            --     5,000,878       908,837     1,491,429
                                   -----------   -----------   -----------   -----------   -----------   -----------
Total distributions ............   $12,399,258   $12,852,931   $ 1,053,735   $ 8,905,121   $ 2,376,214   $ 3,723,882
                                   ===========   ===========   ===========   ===========   ===========   ===========

                                   Growth Index Fund           International Fund          Small Cap Fund
                                   -------------------------   -------------------------   -------------------------
                                   2008          2007          2008          2007          2008          2007
--------------------------------------------------------------------------------------------------------------------
From ordinary income ...........   $    92,538   $    18,741   $ 1,438,938   $ 2,104,886   $        --   $    14,506
From long-term capital gains ...            --            22     3,486,770     5,139,592            --            --
Tax return of capital ..........            --            --       211,892            --            --            --
                                   -----------   -----------   -----------   -----------   -----------   -----------
Total distributions ............   $    92,538   $    18,763   $ 5,137,600   $ 7,244,478   $        --   $    14,506
                                   ===========   ===========   ===========   ===========   ===========   ===========

The following information is computed on a tax basis for each item as of December 31, 2008:

                                    Intermediate     Core             Value           Growth                          Small
                                    Income           Stock            Index           Index           International   Cap
                                    Fund             Fund             Fund            Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio
  investments ...................   $ 235,065,644    $ 244,488,177    $  76,162,745   $  26,278,045   $  92,098,198   $  24,296,302
                                    =============    =============    =============   =============   =============   =============
Gross unrealized appreciation ...       6,758,676        6,472,101        1,986,722         141,028       4,434,459         416,825
Gross unrealized depreciation ...     (10,964,554)     (79,380,452)     (25,801,681)    (10,561,777)     (9,850,346)     (6,365,104)
                                    -------------    -------------    -------------   -------------   -------------   -------------
Net unrealized depreciation .....      (4,205,878)     (72,908,351)     (23,814,959)    (10,420,749)     (5,415,887)     (5,948,279)
Undistributed ordinary income ...              --               --           35,531              --              --              --
Capital loss carryforward .......      (2,923,481)     (12,397,714)      (1,354,661)       (885,950)     (8,630,470)     (2,964,813)
Post-October losses .............        (233,409)      (1,936,725)      (3,402,196)     (1,668,828)     (6,423,296)     (1,708,973)
Other temporary differences .....         (35,513)        (158,430)             463       3,279,295        (774,500)             --
                                    =============    =============    =============   =============   =============   =============
    Accumulated deficit .........   $  (7,398,281)   $ (87,401,220)   $ (28,535,822)  $  (9,696,232)  $ (21,244,153)  $ (10,622,065)
                                    =============    =============    =============   =============   =============   =============

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

MMA Praxis Mutual Funds

December 31, 2008

As of December 31, 2008, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

                               Amount        Expires
                           --------------   -----------
Intermediate Income Fund   $      532,675          2009
                                  673,793          2010
                                  157,433          2012
                                1,277,637          2014
                                  281,943          2016
                           --------------
                           $    2,923,481
                           ==============
Core Stock Fund            $   12,397,714          2016
                           ==============
Value Index Fund           $    1,354,661          2016
                           ==============
Growth Index Fund          $      885,950          2016
                           ==============
International Fund         $    8,630,470          2016
                           ==============
Small Cap Fund             $       31,958          2015
                                2,932,855          2016
                           --------------
                           $    2,964,813
                           ==============

During the year ended December 31, 2008, the Intermediate Income Fund had $125,672 of capital loss carryforwards expire unutilized.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These permanent differences are primarily the result of in-kind redemptions, distributions in excess of net investment income, foreign currency, paydowns, expiration of capital loss carryforwards, REIT and PFIC reclassifications. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present each Fund's capital accounts on a tax basis. The following reclassifications have been made to the following Funds for the year ended December 31, 2008:

                                                  Accumulated     Accumulated
                                    Paid-In       Net Investment  Net Realized
                                    Capital       Income (Loss)   Gains (Losses)
------------------------------------------------------------------------------
Intermediate Income Fund .......    $  (125,672)  $   397,501     $  (271,829)
Core Stock Fund ................     (1,743,122)       73,639       1,669,483
Value Index Fund ...............             --        (2,076)          2,076
Growth Index Fund ..............     (1,196,075)       (1,740)      1,197,815
International Fund .............       (527,932)      372,746         155,186
Small Cap Fund .................        (69,262)       66,123           3,139

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

                         -------------------------------------------------------
                         Report of Independent Registered Public Accounting Firm
                         -------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MMA Praxis Mutual Funds (comprised of the MMA Praxis Intermediate Income Fund, MMA Praxis Core Stock Fund, MMA Praxis Value Index Fund, MMA Praxis Growth Index Fund, MMA Praxis International Fund, and MMA Praxis Small Cap Fund) (collectively, the "Funds") as of December 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MMA Praxis Mutual Funds at December 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2009

---------------------------
Additional fund information
---------------------------

MMA Praxis Mutual Funds

Additional fund information (unaudited)
December 31, 2008

Security Allocation:

The MMA Praxis Mutual Funds invested, as a percentage of net assets, in the following as of the year ended December 31, 2008.

--------------------------------------------------------------------------------
Intermediate Income Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
Corporate Bonds                                                            34.5%
Freddie Mac                                                                19.6%
Fannie Mae                                                                 19.0%
Commerical Mortgage Backed Securities                                      11.2%
Securities Lending Collateral                                               4.8%
Federal Home Loan Bank                                                      4.2%
Government National Mortgage Assoc.                                         2.5%
Tennessee Valley Authority                                                  2.0%
FDIC Guaranteed                                                             1.5%
Short Term Investments                                                      1.4%
Corporate Notes                                                             1.1%
Federal Farm Credit Bank                                                    1.0%
Asset Backed Securities                                                     0.9%
Municipal Bonds                                                             0.5%
Mutual Funds                                                                0.5%
Small Business Administration                                               0.4%
Collateralized Mortgage Obligations                                         0.2%
Interest Only Bonds                                                         0.2%
--------------------------------------------------------------------------------
Total                                                                     105.5%
================================================================================

--------------------------------------------------------------------------------
Core Stock Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                              96.6%
Securities Lending Collateral                                               2.7%
Corporate Notes                                                             1.7%
Commerical Paper                                                            0.7%
--------------------------------------------------------------------------------
Total                                                                     101.7%
================================================================================

--------------------------------------------------------------------------------
Value Index Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                              98.5%
Securities Lending Collateral                                               1.6%
Corporate Notes                                                             1.5%
Short Term Investments                                                      0.5%
--------------------------------------------------------------------------------
Total                                                                     102.1%
================================================================================

--------------------------------------------------------------------------------
Growth Index Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                              98.7%
Corporate Notes                                                             1.2%
Short Term Investments                                                      1.2%
Securities Lending Collateral                                               0.1%
--------------------------------------------------------------------------------
Total                                                                     101.2%
================================================================================

--------------------------------------------------------------------------------
International Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
Argentina                                                                   0.3%
Australia                                                                   4.6%
Belgium                                                                     3.3%
Bermuda                                                                     0.2%
Canada                                                                      2.2%
China                                                                       1.6%
Corporate Notes - Domestic                                                  1.5%
Denmark                                                                     1.6%
Exchange Traded Funds                                                       0.0%
Finland                                                                     1.0%
France                                                                     11.7%
Germany                                                                    13.8%
Greece                                                                      3.1%
Israel                                                                      0.4%
Japan                                                                      12.3%
Netherlands                                                                 5.0%
Norway                                                                      0.3%
Right                                                                       0.0%
Securities Lending Collateral                                               5.4%
Singapore                                                                   0.3%
South Korea                                                                 0.4%
Spain                                                                       5.0%
Sweden                                                                      1.4%
Switzerland                                                                13.5%
United Kingdom                                                             12.3%
United States                                                               0.9%
--------------------------------------------------------------------------------
Total                                                                     102.1%
================================================================================

--------------------------------------------------------------------------------
Small Cap Fund
--------------------------------------------------------------------------------
                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                              94.4%
Short Term Investments                                                      4.3%
Securities Lending Collateral                                               1.3%
Corporate Notes                                                             1.1%
--------------------------------------------------------------------------------
Total                                                                     101.1%
================================================================================

MMA Praxis Mutual Funds

Additional fund information, continued (unaudited)
December 31, 2008

Qualified Dividend Income:

The Funds designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2008.

Dividends Received Deduction:

For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction:

  Intermediate Income Fund         1%
  Core Stock Fund                100%
  Value Index Fund               100%
  Growth Index Fund              100%
  International Fund               2%

Proxy Voting:

The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub- Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission's ("Commission's") Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Web site,
(ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

MMA Praxis Mutual Funds

Additional fund information, continued (unaudited)
December 31, 2008

Expense Comparison:

As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                               Beginning         Ending        Expense Paid     Expense Ratio
                             Account Value   Account Value     During Period*  During Period**
                                7/1/08          12/31/08      7/1/08-12/31/08  7/1/08-12/31/08
----------------------------------------------------------------------------------------------
Intermediate Income Fund
       Class A               $   1,000.00    $   1,021.50    $          4.48             0.88%
       Class B                   1,000.00        1,019.30               6.66             1.31%
       Class I                   1,000.00        1,022.80               3.20             0.63%
Core Stock Fund
       Class A                   1,000.00          679.40               5.65             1.34%
       Class B                   1,000.00          676.90               8.35             1.98%
       Class I                   1,000.00          681.00               4.34             1.03%
Value Index Fund
       Class A                   1,000.00          726.60               4.27             0.98%
       Class B                   1,000.00          725.00               6.65             1.53%
       Class I                   1,000.00          727.90               2.88             0.66%
Growth Index Fund
       Class A                   1,000.00          688.80               3.80             0.89%
       Class B                   1,000.00          688.70               4.91             1.16%
       Class I                   1,000.00          691.40               2.30             0.54%
International Fund
       Class A                   1,000.00          677.40               7.01             1.66%
       Class B                   1,000.00          673.90               9.83             2.34%
       Class I                   1,000.00          678.10               5.44             1.29%
Small Cap Fund
       Class A                   1,000.00          676.00               5.99             1.42%
       Class B                   1,000.00          674.50               7.60             1.81%
       Class I                   1,000.00          676.70               4.90             1.16%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

MMA Praxis Mutual Funds

Additional fund information, continued  (unaudited)
December 31, 2008

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                               Beginning            Ending         Expense Paid        Expense Ratio
                            Account Value        Account Value    During Period*      During Period**
                                7/1/08             12/31/08       7/1/08-12/31/08     7/1/08-12/31/08
-----------------------------------------------------------------------------------------------------
Intermediate Income Fund
       Class A             $       1,000.00   $       1,020.70   $           4.48               0.88%
       Class B                     1,000.00           1,018.54               6.66               1.31%
       Class I                     1,000.00           1,021.98               3.20               0.63%
Core Stock Fund
       Class A                     1,000.00           1,018.41               6.79               1.34%
       Class B                     1,000.00           1,015.18              10.03               1.98%
       Class I                     1,000.00           1,019.97               5.22               1.03%
Value Index Fund
       Class A                     1,000.00           1,020.19               5.00               0.98%
       Class B                     1,000.00           1,017.42               7.78               1.53%
       Class I                     1,000.00           1,021.80               3.37               0.66%
Growth Index Fund
       Class A                     1,000.00           1,020.64               4.54               0.89%
       Class B                     1,000.00           1,019.33               5.87               1.16%
       Class I                     1,000.00           1,022.41               2.75               0.54%
International Fund
       Class A                     1,000.00           1,016.78               8.43               1.66%
       Class B                     1,000.00           1,013.39              11.83               2.34%
       Class I                     1,000.00           1,018.66               6.54               1.29%
Small Cap Fund
       Class A                     1,000.00           1,017.99               7.21               1.42%
       Class B                     1,000.00           1,016.06               9.15               1.81%
       Class I                     1,000.00           1,019.29               5.90               1.16%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

MMA Praxis Mutual Funds

Additional fund information, continued (unaudited)
December 31, 2008

Board Consideration and Approval of Advisory and Sub-advisory Agreements

Section 15(c) of the 1940 Act requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund ("Independent Trustees"), annually review and approve the fund's investment advisory and sub-advisory agreements. At its November 17, 2008 meeting, the Funds' Board of Trustees, which is comprised of a majority of Independent Trustees, unanimously approved the renewal of the Funds' Advisory Agreement. Also at its November 17, 2008 meeting, the Board approved a one-year renewal of the Sub-Advisory Agreements for the Core Stock Fund and the Small Cap Fund, and the initial term of the new Sub-Advisory Agreement for the International Fund. In this section, Advisory and Sub-Advisory Agreements are referred to as the "Agreements."

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between October and November 2008.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate.

The Board's conclusions with respect to the Agreements were based in part on the Board's consideration of the Agreements (and, in the case of the International Fund, the prior agreement) in prior years. The Board also observed that there is a range of investment options available to shareholders of the Funds, including a wide variety of mutual funds offered by competitors to MMA Praxis Mutual Funds, and that the Funds' shareholders have chosen to invest in the Funds.

The Board's decision to approve the Agreements was not based on any single factor. Each member of the Board may have weighed certain factors differently. A discussion of factors that figured prominently in the Board's decision to approve the Agreements is provided below.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT WITH MMA CAPITAL MANAGEMENT

In approving the continuation of the Investment Advisory Agreement between each of the Funds and Menno Insurance Service, Inc., d/b/a MMA Capital Management, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services MMA Capital Management provides to the Funds. Among other things, the Board considered MMA Capital Management's experience in serving as investment manager of the Funds, including the experience of senior personnel at MMA Capital Management providing services to the Funds. The Board also considered MMA Capital Management's performance in fulfilling its responsibilities for overseeing the Funds' legal and compliance environment, in overseeing the Sub-Advisers' compliance with the Funds' investment objectives and policies, and in implementing Board directives as they relate to the Funds. In addition, the Board considered MMA Capital Management's track record and experience providing portfolio management services to the Funds that do not have Sub-Advisers. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Funds by MMA Capital Management.

Investment Performance of the Funds and MMA

In evaluating each Fund's investment performance, the Board considered performance in light of the Fund's investment objectives, strategies, and risks, as disclosed in the Fund's prospectus. The Board reviewed historical performance data for the Funds, and considered each Fund's historical performance relative to its benchmark and peer groups. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions regarding the Funds that do not have Sub-Advisers: Intermediate Income Fund: while the Fund trailed its benchmark for the year-to-date and the one- and three-year periods, it beat its benchmark for the five-year period on a gross fee basis and was in the first or second quartile of its peer groups over all reported periods; Value Index Fund: while the performance of the Fund relative to its benchmark and peer groups over the year-to-date and the one-, three- and five-year periods was disappointing, its peer funds were not limited in their stock selection by SRI criteria; Growth Index Fund: while the Fund's short operating history prevented long-term historical performance comparisons, the Fund had exceeded its benchmark and was in the top quartile of its peer groups for the year-to-date and one-year periods.

Costs of Services and Profitability of MMA and Affiliates

The Board then reviewed information and data regarding the costs of providing the advisory services to the Funds and the profits to be realized by MMA Capital Management and its affiliates from their relationship with the Funds. Representatives of MMA Capital Management addressed the Board's questions concerning guidelines for manager selection, payment of platform fees, revenue sharing arrangements and expense waivers and reimbursements. In their review of the Funds' total expenses, the Board considered MMA Capital Management's fee, as well as other Fund expenses, such as transfer agent fees, custodial, legal and audit fees. The Board also noted the effects of MMA Capital Management's current expense waivers and expense reimbursements on fees and expense levels. As part of its review, the Board considered the expense ratios and profitability information by Fund compared to peer group fund expense ratios and profitability information. In addition, the Board reviewed the fee structures and other information provided by MMA Capital Management regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Funds of the services provided to the Funds by MMA Capital Management were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of the Funds' shareholders. MMA Capital Management represented to the Board that MMA Capital Management would consider appropriate breakpoints as the Funds grow in size, but that the Funds' asset values had not yet reached levels at which economies of scale could be realized. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which MMA Capital Management and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from MMA Capital Management's relationship with the Funds. The Board noted that MMA Capital Management had voluntarily discontinued the practice of generating soft dollar credits to purchase third-party research services in 2004. The Board also considered other potential benefits to MMA Capital Management and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided.

INFORMATION FOR SHAREHOLDERS REGARDING THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN

Under the Investment Company Act of 1940, which regulates mutual funds such as the International Fund, sub-advisory agreements are required to terminate automatically when there is a change of control of the investment sub-adviser. Fund shareholders must then approve a new agreement so that the fund may continue to receive sub-advisory services. A merger transaction involving the Sub-Adviser's parent company, which was completed on December 31, 2008, may have caused such a change of control, and therefore a termination of the sub-advisory agreement that has been in effect since January 1, 2004. In anticipation of that result, the Board met by telephone and approved an interim sub-advisory agreement with the Sub-Adviser that took effect on October 20, 2008, upon an initial stage of the overall merger transaction. The interim agreement will remain in effect for no more that 150 days from October 20, 2008. The purpose of entering into the interim agreement was to ensure that a sub-advisory agreement remained in effect while giving the International Fund time to obtain shareholder approval for a longer-term sub-advisory agreement with the Sub-Adviser. At an in-person meeting on November 17, 2008, the Board approved this new longer-term sub-advisory agreement (Sub-Investment Advisory Agreement) for the Fund, and recommended that it be furnished to shareholders for approval.

This new Sub-Investment Advisory Agreement, like its predecessor, is between Menno Insurance Service, Inc., d/b/a MMA Capital Management, and Evergreen Investment Management Company, LLC, with respect to portfolio management of MMA Praxis International Fund. In approving this agreement, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Evergreen provides to the International Fund. As an initial matter, the Board noted that the new Sub-Investment Advisory Agreement, which they were considering for approval of an initial term, was materially the same as the prior agreement it was replacing. Among other things, the Board also considered Evergreen's experience in serving as sub-adviser to the Fund, including the experience of senior personnel at Evergreen providing portfolio management and other services to the Funds. The Board considered Evergreen's compliance capabilities, its compliance record with respect to the International Fund, and the quality of communication among MMA Capital Management, Evergreen and the Board. The Board also considered Evergreen's compliance with the Fund's investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. In addition, the Board considered Evergreen's track record and experience providing portfolio management services to the Fund. The Board also noted that Evergreen has stated that it does not expect the change-of-control transaction to impact the level or quality of services provided to the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Fund by Evergreen.

Investment Performance of the International Fund and Evergreen

The Board reviewed historical performance data for the International Fund, and considered the Fund's historical performance relative to its benchmark and peer group. In addition, the Board considered the impact of SRI criteria on performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the performance of the Fund relative to its peer funds was generally disappointing over the reported periods, its peer funds were not limited in their stock selection by SRI criteria. The Board noted that this effect may be more pronounced for international stock selection. The Board also observed that the Fund's year-to-date and one-year performance relative to its peers was stronger than its longer-term performance and that the Fund outperformed its benchmark for the year-to-date, one-year and three-year periods on a gross fee basis.

Costs of Services and Profitability of Evergreen and Affiliates

The Board considered the costs of the services provided by Evergreen to the International Fund and the profits to be realized by Evergreen and its affiliates from their relationship with the International Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Fund of the services provided by Evergreen were fair.

Economies of Scale

The Board noted that Evergreen's sub-advisory fee schedule currently incorporates breakpoints. The Board also acknowledged Evergreen's representation that Evergreen would consider additional breakpoints as assets in the International Fund grow to levels where economies of scale would be realized.

Other Benefits

The Board considered the extent to which Evergreen or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Evergreen's relationship with the International Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Evergreen did not derive material benefits, other than its sub-advisory fees and certain soft dollar arrangements, from its relationship with the International Fund.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH DAVIS

In approving the continuation of the Sub-Investment Advisory Agreement between Menno Insurance Service, Inc., d/b/a MMA Capital Management, and Davis Selected Advisers, L.P., with respect to portfolio management of MMA Praxis Core Stock Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Davis provides to the Core Stock Fund. Among other things, the Board considered Davis's experience in serving as sub-adviser to the Fund, including the experience of senior personnel at Davis providing portfolio management and other services to the Funds. The Board considered Davis's compliance capabilities, its compliance record with respect to the Core Stock Fund, and the quality of communication among MMA Capital Management, Davis and the Board. The Board also considered Davis's compliance with the Fund's investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. In addition, the Board considered Davis's track record and experience providing portfolio management services to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Core Stock Fund by Davis.

Investment Performance of the Core Stock Fund and Davis

The Board reviewed historical performance data for the Core Stock Fund, and considered the Fund's historical performance relative to its benchmark and peer group. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the performance of the Fund relative to its benchmark and peer groups generally has been disappointing over the year-to-date and one-, three- and five-year periods, Davis has served as sub-adviser only since January 2006, providing a comparatively short period over which to evaluate performance results for Davis.

Costs of Services and Profitability of Davis and Affiliates

The Board considered the costs of the services provided by Davis to the Core Stock Fund and the profits to be realized by Davis and its affiliates from their relationship with the Core Stock Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Core Stock Fund of the services provided by Davis were fair.

Economies of Scale

The Board noted that Davis's sub-advisory fee schedule currently incorporates break-points. The Board also acknowledged Davis's belief that the current fee schedule anticipates economies of scale that would be realized as assets in the Core Stock Fund grow.

Other Benefits

The Board considered the extent to which Davis or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Davis's relationship with the Core Stock Fund. The Board noted Davis's statement to the Board that it does not participate in soft dollar arrangements involving the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Davis did not derive material benefits, other than its sub-advisory fees, from its relationship with the Core Stock Fund.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT

In approving the continuation of the Sub-Investment Advisory Agreement between MMA Capital Management and Luther King Capital Management, with respect to portfolio management of the MMA Praxis Small Cap Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Luther King Capital Management provides to the Small Cap Fund. Among other things, the Board considered Luther King Capital Management's experience in serving as sub-adviser to the Fund, including the experience of senior personnel at Luther King Capital Management providing portfolio management and other services to the Funds. The Board considered Luther King Capital Management's compliance capabilities, its compliance record with respect to the Small Cap Fund, and the quality of communication among MMA Capital Management, Luther King Capital Management and the Board. The Board also considered Luther King Capital Management's compliance with the Fund's investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management

The Board reviewed the Small Cap Fund's investment objective and strategies, including its SRI processes and philosophies. The Board also reviewed year-to-date and one-year historical performance data for the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the one-year period, the Fund underperformed its benchmark and Lipper median, but was near the top quartile of its Morningstar peer group. The Board observed that, while the performance of the Fund relative to its Morningstar peer group has been favorable since the Fund's inception, the Fund's operating history was relatively short.

Costs of Services and Profitability of Luther King Capital Management and Affiliates

The Board considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund and the profits to be realized by Luther King Capital Management and its affiliates from their relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Small Cap Fund of the services provided by Luther King Capital Management were fair.

Economies of Scale

The Board noted that Luther King Capital Management's sub-advisory fee schedule does not incorporate breakpoints. The Board also acknowledged Luther King Capital Management's statement that the current fee schedule reflects existing economies of scale.

Other Benefits

The Board considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management's relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and certain soft dollar arrangements, from its relationship with the Small Cap Fund.

-----------------------
Management of the Trust
-----------------------

MMA Praxis Mutual Funds

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 977-2947.

                                                                                                         Number of
                             Position with the                                                           Portfolios in  Other
                             Company, Term of                                                            Fund Complex   Trusteeships
Name, Age and                Office and Length     Principal Occupation During                           Overseen by    Held by
Address                      of Time Served        the Past Five Years                                   Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees(1)
------------------------------------------------------------------------------------------------------------------------------------
Howard L. Brenneman          Chairman and          Self-employed Consultant, Consult, Inc. (2006 -            6             N/A
1110 North Main Street       Trustee, Indefinite,  Present); President and CEO, Mennonite Mutual Aid
Goshen, IN 46528             since 12/2/93         (December 1991 - 2005)
Birth date: 3/26/40

Larry Miller                 Trustee, Indefinite,  President and CEO of MMA InSource, Inc. (January           6           Chair of
1110 North Main Street       since 2/19/07         2007 - Present); President and CEO of Mennonite                        Board of
Goshen, IN 46528                                   Financial Federal Credit Union (September 1990 -                     Directors of
Birth date: 8/11/49                                December 2006)                                                        MMA?Trust
                                                                                                                          Company
------------------------------------------------------------------------------------------------------------------------------------
(1)   This Trustee is an "interested" person under the Investment Company Act of 1940 because of his affiliation with the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Bruce Harder                 Trustee, Indefinite,  Retired; Executive Director for Finance and                6             N/A
1110 North Main Street       since 2/11/00         Administration, Tri-Met, the Tri-County Metropolitan
Goshen, IN 46528                                   Transportation District of Oregon, public
Birth date: 1/17/41                                transportation system for Portland, Oregon (1986 -
                                                   2003); Chairman of the Board, Mennonite Mutual Aid,
                                                   Goshen Indiana (1997 - 2003)

Karen Klassen Harder, Ph.D.  Trustee, Indefinite,  Professor, Bluffton University (September 2001 -           6             N/A
1110 North Main Street       since 12/2/93         present)
Goshen, IN 46528
Birth date: 1/22/56

R. Clair Sauder              Trustee, Indefinite,  Partner, Encore Enterprises, LLC, retail home              6             N/A
1110 North Main Street       since 6/30/02         furnishings (May 2001 - present); Partner, C&D
Goshen, IN 46528                                   Enterprises Unlimited, commercial real estate (1982
Birth date: 1/11/43                                - present)

Donald E. Showalter, Esq.    Trustee, Indefinite,  Senior Partner, the law firm of Wharton, Aldhizer, &       6             N/A
1110 North Main Street       since 12/2/93         Weaver (June 1965 - present); Director, Rockingham
Goshen, IN 46528                                   Heritage Bank (April 1998 - present)
Birth date: 2/23/41

Candace L. Smith             Trustee, Indefinite,  CFO MicroVest Capital Management LLC (July 2005 -          6             N/A
1110 North Main Street       since 11/16/07        present); Investment Committee Member, CleanTech
Goshen, IN 46528                                   Fund LP (2004 - 2008); Self-Employed Consultant
Birth date: 7/10/58                                (2003 - 2005); COO, Environment Enterprises
                                                   Assistance Fund (1999 - 2003)

Don E. Weaver                Trustee, Indefinite,  CFO, Hesston College (2006 - present); CIO, Koch           6             N/A
1110 North Main Street       since 5/21/07         Industries and Flint Hills Resources (1987 - 2006)
Goshen, IN 46528
Birth date: 11/14/62
------------------------------------------------------------------------------------------------------------------------------------

MMA Praxis Mutual Funds

                             Position with the Company, Term of         Principal Occupation
Name, Age and Address        Office and Length of Time Served           During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
David C. Gautsche            President, Indefinite, since 11/17/08      Senior Vice President, Mennonite Mutual Aid (2008 -
1110 North Main Street                                                  Present); Regional Vice President, Mennonite Mutual
Goshen, IN 46528                                                        Aid (1999 - 2008)
Birth date: 5/26/63

Marlo J. Kauffman            Vice President, Indefinite, since 12/2/93  Financial Services Operation Manager, Mennonite
1110 North Main Street                                                  Mutual Aid (1981 - present); President, MMA
Goshen, IN 46528                                                        Securities, Inc. (2004 - present); OSJ Principal,
Birth Date: 9/19/56                                                     ProEquities, Inc., a broker-dealer (1994 - Present);
                                                                        Assistant Secretary, Mennonite Mutual Aid (1990 -
                                                                        Present)

Steven T. McCabe             Treasurer, Indefinite, since 9/25/05       Vice President Fund Accounting and Financial
303 Broadway, Suite 900                                                 Administration of JPMorgan Chase Bank, N.A. (2004 -
Cincinnati, OH 45202                                                    Present); Vice President and Director of Mutual Fund
Birth Date: 6/5/64                                                      Accounting Fifth Third Bank (1997 - 2004)

Brian E. Hirsch              Chief Compliance Officer, Indefinite,      Senior Vice President-Compliance of IFS Financial
303 Broadway, Suite 1100     since 9/25/05                              Services, Inc., (2003 - Present); Director of
Cincinnati, OH 45202                                                    Compliance of Fort Washington Brokerage Services,
Birth date: 12/29/56                                                    Inc. (2003 - Present); Chief Compliance Officer of
                                                                        Puglisi & Co. (2001 - 2002)

Jay S. Fitton                Secretary, Indefinite, since 5/22/06       Assistant Vice President and Senior Counsel of
303 Broadway, Suite 900                                                 JPMorgan Chase Bank, N.A (2000 - Present)
Cincinnati, OH 45202
Birth Date: 1/31/70
------------------------------------------------------------------------------------------------------------------------------------

JPMorgan Chase Bank N.A.
303 Broadway, Suite 900
Cincinnati, OH  45202











2080623

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr.
R. Clair Sauder is the registrant's "audit committee financial expert" and is "independent", as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $99,640 for the December 31, 2008 fiscal year and $94,000 for the December 31, 2007 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2008 or December 31, 2007 fiscal years.

(c) Tax Fees. Tax fees totaled $18,000 for the December 31, 2008 fiscal year and $13,700 for the December 31, 2007 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2008 or December 31, 2007 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.

      (A) Audit Services

      Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also "delegation" below.)

      (B) Permissible Non-Audit Services

      The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render "permissible non-audit services" to the funds. (a "permissible non-audit service" is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x1 or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an "adviser-affiliated service provider"), employ the funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor's independence. (see also "delegation" below.) pre-approval by the committee of non-audit services is not required so Long as:

      (1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

      (2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

      (3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

      (C) Delegation

      The committee may delegate to one or more of its members ("delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds' periodic reports and other documents as required under the federal securities laws.

----------
(1) non-audit services that are prohibited by rule 2-01(c)(4) of regulation s-x include: (i) bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources;
(viii) broker-dealer, investment adviser, or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

(e)(2) None of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $18,000 for the fiscal year ended December 31, 2008 and $13,700 for the fiscal year ended December 31, 2007.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider Independent Trustee candidates recommended by shareholders of the Trust. The names of shareholder candidates may be submitted to the Trust's Secretary or any member of the Nominating Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be submitted to enable the Nominating Committee to assess the candidate's qualifications in light of the Committee's selection guidelines. Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the Trust's securities that are eligible to vote at the time of submission of the candidate and at the time of the annual meeting where the candidate may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held "short." The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has
(i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification will provide that the shares have been held continuously for at least 2 years.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MMA Praxis Mutual Funds

By (Signature and Title)


/s/ David Gautsche
-------------------------------
David Gautsche
President

Date: March 9, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ David Gautsche
-------------------------------
David Gautsche
President

Date: March 9, 2009


By (Signature and Title)


/s/ Steven T. McCabe
-------------------------------
Steven T. McCabe
Treasurer

Date: March 9, 2009